                                                                   EXHIBIT 10.16

                               OMNIBUS AGREEMENT

     This Omnibus Agreement ("Agreement") is made and entered into as of September 7, 1999, by and among US Unwired Inc., a Louisiana corporation ("Unwired"), EATELCORP, Inc., a Louisiana corporation ("EATEL"), Fort Bend Telephone Company, a Texas corporation ("Fort Bend"), XIT Leasing, Inc., a Texas corporation ("XIT"), Wireless Management Corporation, a Louisiana corporation ("Wireless") , Meretel Communications Limited Partnership, a Louisiana partnership in commendam ("Meretel") and Meretel Wireless, Inc., a Louisiana corporation ("MI"). Unwired, EATEL and Ford Bend are sometimes collectively referred to as the "Partners", the Partners and XIT are collectively referred to as the "Meretel Partners" and the parties hereto are collectively referred to as the "Parties".

                                   RECITALS
                                   --------

     WHEREAS, the Meretel Partners and MI are all the limited partners of Meretel, and Wireless is the sole general partner of Meretel; and

     WHEREAS, the Partners or their respective subsidiaries and/or affiliates are the three shareholders of Wireless; and

     WHEREAS, Meretel is party to that certain agreement dated as of June 8, 1998 (the "Meretel/Sprint Agreement") with Sprint Spectrum, L.P. and SprintCom, Inc. ("Sprint") pursuant to which Meretel provides broadband personal communications service ("PCS") services and products utilizing spectrum owned by Sprint in five Basic Trading Areas ("BTAs"), including the Beaumont BTA and the Lufkin BTA; and

     WHEREAS, Unwired or affiliates controlled by Unwired are parties to one or more agreements with Sprint (the "Unwired/Sprint Agreements") pursuant to which Unwired or such affiliates provide or will provide PCS services and products utilizing spectrum owned by Sprint in various BTAs in Alabama, Arkansas, Florida, Louisiana, Mississippi, Oklahoma, Tennessee and Texas, including the Biloxi/Gulfport BTA; and

     WHEREAS, the Parties desire to enter into this Agreement to memorialize the oral agreements which have been reached among them concerning the matters set forth below and to further agree to expeditiously undertake their reasonable best efforts to consummate the transactions contemplated hereby.

     NOW THEREFORE, in consideration of the benefits to be derived hereby, the Parties do hereby agree as follows:

     Section 1.   Recitals. The Recitals set forth hereinabove are incorporated
                  --------
herein.

     Section 2.   Mutual Representations and Warranties. Each Party represents
                  -------------------------------------
and warrants to each of the other Parties that:

            (a)   Organization; Qualification. It is a business corporation,
                  ---------------------------
or limited partnership in the case of Meretel, duly organized and validly existing under the law of the state of its organization, has all requisite legal power to enter into this Agreement, has all requisite power and authority to own and lease its property and to carry on its business as currently being conducted and is qualified and in good standing wherever the failure to so qualify would have a material adverse effect on its financial condition, results of operations, business or prospects.

            (b)   Corporate Authorization; No Conflicts. All acts required of it
                  -------------------------------------
for the due and valid authorization, execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby have been validly taken. This Agreement is its binding obligation, enforceable in accordance with its terms, except to the extent limited by bankruptcy and other similar laws and court decisions affecting the enforcement of creditors' rights generally and by general equitable principles. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby will (i) (A) violate, conflict with, or breach any provisions of, (B) constitute, or with notice or lapse of time or both would constitute, a default under, (C) result in the termination of or accelerate the performance required by, or (D) result in the creation of any encumbrance upon any of its material assets under, (x) its articles of incorporation or partnership, by-laws or, (y) assuming the consents contemplated hereby are obtained, any material instrument to or by which it or any material portion of its assets is bound; or (ii) violate any order, writ, injunction, decree, statute, rule or regulation of any governmental body applicable to it or any material portion of its assets.

     Section 3.   Contributions, Distributions and Other Transfers.  The
                  ------------------------------------------------
Parties agree to do or cause to be done the following actions to be effective as of the Closing (as defined in Section 9) or such earlier date as provided in this Agreement:

            (a) (i) transfer the Biloxi/Gulfport BTA, free of any liens, encumbrances or restrictions, from the applicable Unwired/Sprint Agreement to the

Meretel/Sprint Agreement and (ii) transfer the Beaumont and Lufkin BTAs, free of any liens, encumbrances or restrictions, from the Meretel/Sprint Agreement to the applicable Agreement between Newco (as defined in the next sentence) and Sprint. "Newco" means a general partnership to be organized on or prior to the Closing and to be managed by Unwired or its affiliate and owned 80% by Unwired or its affiliate, 15% by Fort Bend or its affiliate and 5% by XIT or its affiliate, pursuant to the terms of an agreement, including the related contribution agreement (the "Newco Agreement") substantially in the form attached hereto as Exhibit A. Upon the Closing, the Newco Agreement will be executed.

            (b) (i) Meretel has entered into that certain Asset Purchase Agreement dated April 7, 1999, as amended, (the "Asset Purchase Agreement") with Pinnacle Towers, Inc. ("Pinnacle") pursuant to which it has agreed to sell to Pinnacle, and Pinnacle has agreed to purchase from Meretel, 73 towers and the related tower sites and assets described therein; and upon consummation of the respective sales of the towers thereunder, Pinnacle has, for the sales completed prior to the date hereof, and will, for the sales not yet completed, lease back to Meretel such towers, all pursuant to the terms and provisions of the Asset Purchase Agreement. At the Closing, Meretel will either (i) transfer to Unwired, Fort Bend and XIT (by distribution pursuant to the BL PCS Customer Agreement referenced below in Section 3(d)), which will in turn contribute to Newco pursuant to the terms of the Newco Agreement, or (ii) if the transactions contemplated by clause (i) are not able to be accomplished directly or indirectly, sublease to Newco, its rights under the Master Tower Lease (as such term is defined in the Asset Purchase Agreement) with respect to the towers located or to be located in the Beaumont and Lufkin BTAs, and Newco will assume all obligations with respect thereto under the Master Tower Lease. The Parties agree to use their reasonable best efforts to obtain, prior to the Closing, Pinnacle's approval of the transfer or sublease.

                 (ii) If for any reason Pinnacle does not purchase all of the towers owned by Meretel in the Beaumont and Lufkin BTAs, Meretel and Newco will make appropriate arrangements for the use by Newco of such unsold towers and the compensation to Meretel for such use.

            (c) Meretel and the Meretel Partners have negotiated the transfer (a portion of which may be a capital contribution) to Meretel, as of August 1, 1998, by Unwired of its PCS customers and related assets located in the Baton Rouge, Lafayette and Beaumont BTAs pursuant to the terms of the agreement (the "Unwired PCS Customer Agreement") attached hereto as Exhibit B. Simultaneous with the execution of this Agreement, the Unwired PCS Customer Agreement will be executed.

            (d) (i) Meretel and the Meretel Partners have negotiated the distribution by Meretel to Unwired, Fort Bend and XIT of Meretel's PCS customers and related assets located in the Beaumont and Lufkin BTAs pursuant to the terms of the agreement (the "BL PCS Customer Agreement") attached hereto as Exhibit C, and Unwired, Fort Bend and XIT have negotiated the contribution by Unwired, Fort Bend and XIT of their respective resulting interests in such assets to Newco pursuant to the Newco Agreement. Upon the Closing, the BL PCS Customer Agreement will be executed.

                 (ii) Prior to the Closing, the conversion of Meretel's customers in the Beaumont BTAs from its current switch located in Baton Rouge to Unwired's Shreveport switch will be permitted by Meretel, provided that (A) all of Meretel's direct out of pocket expenses in facilitating such conversion shall be reimbursed by Unwired (and Unwired will be reimbursed by Newco if the Closing occurs), (B) if the Closing does not occur for any reason, the conversion shall be promptly reversed and all direct out of pocket expenses of Meretel to effect such reversal shall be paid by Unwired, (C) Meretel shall be permitted to use Unwired's Shreveport switch for the applicable period at no cost to Meretel and
(D) Unwired will cooperate with Meretel to assure no disruption to Meretel's customers will result from the conversion contemplated hereby.

            (e) Meretel and the Meretel Partners have negotiated the contribution to Meretel by EATEL, as a capital contribution by EATEL to Meretel, of EATEL's PCS customers and related assets located in the Baton Rouge and Lafayette BTAs pursuant to the terms of the agreement (the "EATEL PCS Customer Agreement") attached hereto as Exhibit D. Upon the Closing, the EATEL PCS Customer Agreement will be executed, and the resale agreement between Meretel and EATEL's affiliate will be terminated.

    Section 4.   Changes in Meretel and Wireless.
                 -------------------------------

            (a) At the Closing, Wireless, the Meretel Partners and MI shall execute or cause to be executed, or authorize or cause to be authorized, as the case may be, Articles of Amendment to the Articles of Incorporation of Wireless, Amended and Restated Bylaws of Wireless and Fourth Amendment to the Articles of Partnership of Meretel, in the forms of Exhibits E, F and G, hereto.

            (b) At the Closing, a non-compete agreement, in the form attached hereto as Exhibit H, for Beaumont and Lufkin will be entered into by Newco, Wireless, Meretel and EATEL.

            (c)  (i)   Pursuant to resolutions duly adopted by the Board of
Directors of Wireless, with Unwired voting against such resolutions but, subject to Section 4(c)(vi), such negative vote in no way affecting the effectiveness and validity of such resolutions, the management activities of Meretel currently being performed by Unwired shall be undertaken on a date as soon as reasonably possible as follows and the management activities by Unwired on behalf of Meretel shall thereupon cease: (A) Fort Bend will perform finance and accounting functions; (B) EATEL will perform various other functions, including without limitation, network design and management; (C) a full-time, Meretel-focused Chief Operating Officer has been hired to lead the management effort, including the services out-sourced to affiliates; and (D) the Chief Operating Officer and his/her direct staff will be accountable to the Wireless Board of Directors.

                 (ii) Commencing on the date hereof and continuing through such date as the management activities of Unwired ceases as contemplated by
Section 4(c)(i), Wireless shall direct, and Unwired, Fort Bend and EATEL shall cooperate in, the planning for and implementation of a smooth and orderly transition of such management activities, and the Parties shall take such steps as are necessary and appropriate to assure the transition minimizes any imposition on or disruption to Sprint and the customers serviced by or through Meretel.

                 (iii) If the foregoing management transition has not been completed on or before the Closing, for reasons other than Unwired's failure to timely cooperate in good faith in the transition, Unwired and Wireless will renegotiate in good faith the management fee for Unwired to remain as manager for services other than those covered by Exhibit I, in accordance with Section 4(c)(v). If Wireless and Unwired cannot reach an agreement in 30 days with regard to the new management fee therefor, then Unwired's management activity with respect thereto will terminate on a date to be specified in a written notice by Unwired or Wireless to the other of them, such date to be not less than 30 days after the delivery of such notice.

                 (iv) Unwired agrees to fully cooperate with any and all reasonable transition requirements and time frames to satisfy Sprint's requirements, and Meretel's desired direction, and to maintain customer loyalty to Meretel.

                (v)   Meretel agrees to compensate Unwired for transitional
(or longer, should Meretel and Unwired agree) services performed, e.g., billing and customer care of "ChatPack" pre-pay platform, on terms and rates set forth on Exhibit I, and to discontinue the use of the ChatPack name by no later than December 31, 1999.

                (vi) Pending the Closing and the management transition contemplated hereby, Unwired agrees that with respect to handset inventory and advertising, it will not accumulate inventory or increase advertising activities or expense in any of Meretel's BTAs on the BTAs covered of the Unwired PCS Customer Agreement, including without limitation the Beaumont and Lufkin BTAs, beyond what is reasonably required for operation of Meretel's business in the ordinary course.

                (vii) If the Closing under this Agreement does not occur, the rights of the Parties with respect to the management of Meretel or otherwise shall be the same as if this Agreement were never entered into and no action or inaction by any Party in furtherance of this Agreement shall affect the rights of the Parties relative to the management of Meretel or otherwise, all such rights being reserved.

          (d) Branding in Meretel's BTAs shall be subject to Sprint's approval. A reasonable and mutually acceptable transition plan for EATEL's resale PCS customers to be contributed by it to Meretel pursuant to Section 3(e) shall be provided.

          (e) To the extent permitted by Sprint, EATEL shall be permitted to be a "related bundler" per Sprint definition (e.g., EATEL sells Sprint PCS under agency arrangements with Meretel and Unwired and/or Unwired's affiliates, as the case may be) with respect to all BTAs which are covered by the Meretel/Sprint Agreement and the Unwired/Sprint Agreements, respectively, except the Lake Charles BTA, and shall be permitted to package the Sprint PCS product in the EATEL bill in all such BTAs other than the Lake Charles BTA. Unwired shall be permitted to be a "related bundler" in all Meretel BTAs. The respective "related bundling" agreements shall be mutually acceptable to the Parties.

     Section 5. Approvals and Communications.
                ----------------------------

          (a) The Parties shall obtain all necessary approvals and consents from their respective controlled affiliates, and shall use their reasonable best efforts to obtain all necessary approvals and consents from Sprint, Pinnacle, CoBank and the other lenders of Meretel, and the other guarantors of the related loan agreements, including without limitation, Lucent Technologies, Inc., to the transfers, contributions, distributions and other matters contemplated hereby. In connection therewith, the Parties shall undertake their reasonable best faith efforts to amend or cause to be amended the various agreements with Sprint, Pinnacle, CoBank and such other persons as are necessary to the consummation of the transfers, contributions, distributions and other matters contemplated hereby in accordance with the terms hereof.

            (b) The Parties agree that all communications with Sprint, Pinnacle, CoBank and the other persons referenced herein shall be consistent with the transactions contemplated hereby and agree to keep each other fully informed of all communications with such parties concerning the matters which are the subject of this Agreement.

Section 6.  Adjustments in Meretel Percentage Interests.
            -------------------------------------------

            (a) At the Closing, each Meretel Partner's percentage interest in Meretel will be adjusted to its Final Percentage Interest, as defined and determined below, and the Articles of Partnership of Meretel will be amended pursuant to Exhibit G hereof to reflect its Final Percentage Interest. The percentage interest of Wireless in Meretel will remain the same, i.e., 2%, but the ownership interest of the affiliates of the Partners in Wireless will be adjusted at the Closing as provided in Section 8(e).

            (b) A Meretel Partner's Final Percentage Interest is the percentage determined by (i)(A) subtracting from its Original Meretel Equity Value its Newco Equity Value, (B) adding in the case of EATEL, the EATEL Contribution Amount, and in the case of Unwired, $1,500,000 of the Unwired Price (the "Unwired Contribution Amount") and (C) adding or subtracting, as the case may be, its Switch Adjustment, (ii) dividing the result by the sum of clause (i) for each Meretel Partner, and (iii) subtracting from the result of clause (ii) 0.8% from EATEL and Fort Bend and 0.4% from Unwired.

     A Meretel Partner's Original Meretel Equity Value is a dollar amount equal to its percentage interest in Meretel, directly and, in the case of each of the Partners, through the stock ownership in Wireless of its affiliate, multiplied by the Total Meretel Equity Value. For purposes of this Agreement, each Meretel Partner's percentage interest as of the date hereof (which includes its indirect percentage interest by virtue of its affiliate's ownership of shares of Wireless) is as follows:

          Unwired        31.25%
          Fort Bend      31.25%
          EATEL          31.25%
          XIT             6.25%

     The Total Meretel Equity Value is $83,191,000 minus Closing Meretel Debt.

     Closing Meretel Debt is the actual amount of Meretel's debt at the Closing minus that portion of the Final Purchase Price under the Asset Purchase Agreement, as adjusted to reflect the exclusion by Pinnacle of any towers therefrom, ("the Tower Price") not applied to Meretel's debt by the Closing.

     A Meretel Partner's Newco Equity Value is a dollar amount equal to its percentage interest in Newco multiplied by the Total Newco Equity Value. Unwired's percentage interest in Newco is 80%, Fort Bend's percentage interest is 15%, XIT's percentage interest is 5% and EATEL's percentage interest is 0%.

     The Total Newco Equity Value is $24,125,390 minus 29% of Closing Meretel Debt.

     The Switch Adjustment for each Meretel Partner is:

          Fort Bend    ($  36,808)
          Unwired       $ 103,626
          EATEL        ($  62,715)
          XIT          ($   4,101)

     The Unwired Price is the Consideration specified in the Unwired PCS Customer Agreement.

     The EATEL Contribution Amount is the Consideration specified in the EATEL PCS Customer Agreement.

            (c) The Parties agree that the exact Tower Price, EATEL Contribution Amount and Closing Meretel Debt may not have been finally determined by the Closing, in which case the Parties will make a good faith estimate of the applicable amounts and will use those estimates to make the adjustments provided above. The Parties further agree that once all final amounts are determined, they will reapply the foregoing methodology to determine each Meretel Partner's Final Percentage Interest and make such further amendments to the Meretel Articles of Partnership as may be necessary to reflect such Final Percentage Interest, to be effective as of the Closing. As of the date hereof, the Meretel Partners estimate that the Final Percentage Interest of each of the Meretel Partners and Wireless in Meretel will be as follows:

          Unwired        13.28%
          Fort Bend      27.72%
          EATEL          51.88%
          XIT             5.12%
          Wireless        2.00%

            (d) In connection with the foregoing adjustments, the guaranties of Unwired, Fort Bend, EATEL and XIT in favor of CoBank with respect to Meretel's loan obligations to CoBank shall be amended to reflect their respective Final Percentage Interests, to be effective as of the Closing.

     Section 7.  Mutual Release.  The Parties hereto agree to execute a mutual
                 --------------
release, in the form attached hereto as Exhibit J, of the claims that the Parties may have against one another as specified therein.

     Section 8.  Additional Covenants.  Each party covenants and agrees with the
                 --------------------
other Parties as follows:

            (a) It will cooperate with the other and use its reasonable best efforts to satisfy all requirements of law for, and all conditions herein to, the consummation of the transactions contemplated hereby, and to effect the transactions at the earliest practicable date.

            (b) It will not cause or permit a breach of any of its covenants or cause or permit any representation or warranty of it to become untrue, as if each such representation and warranty were continuously made from the date hereof.

            (c) At the Closing, EATEL will contribute the EATEL Contribution to the capital of Meretel.

            (d)  At the Closing, Unwired will contribute the Unwired
Contribution.

            (e) At the Closing, Unwired will cause its affiliate to transfer to Wireless for cancellation 13,333 1/3 shares of the stock of Wireless and Wireless shall issue to each of Fort Bend and Eatel (or its affiliate) 6,666 2/3 shares of Common Stock of Wireless of the same class as is held by it on the date of this Agreement.

     Section 9.  Closing; Effectiveness.  A Closing (the "Closing") of the
                 ----------------------
transactions contemplated hereby shall be held at 10:00 a.m., Central Standard Time, in October, 1999, on the third business day after the consents contemplated hereby are obtained, to be held at the offices of Chamberlain, Hrdlicka, White, Williams & Martin, 1200 Smith St., 14th Floor, Houston, Texas, or at such other time and place as the Parties shall mutually agree. At the Closing,

            (a) The transfers contemplated by Section 3 (a) shall be executed and become effective.

            (b) The transfer or sublease contemplated by Section 3(b) shall be executed and become effective.

            (c)  The BL PCS Customer Agreement shall be executed.

            (d)  The EATEL PCS Customer Agreement shall be executed.

            (e) The changes in Meretel and Wireless contemplated by Section 4, other than the management transition of Wireless already undertaken as provided herein, shall be authorized and executed and shall become effective.

            (f) The adjustments contemplated by Section 6 shall be made and become effective.

            (g) The mutual release contemplated by Section 7 shall be executed and become effective.

            (h) The contributions, stock transfer and stock issuances contemplated by Section 8 shall be made.

            (i) Each Party shall execute and deliver to each requesting Party such other instruments, consistent with the terms of this Agreement, as the requesting Party shall reasonably request in order to effect or evidence the transactions contemplated hereby or the satisfaction of the conditions herein to consummation of such transactions.

            (j)  The Newco Agreement shall be executed.

            (k) The agreement relating to the compensation to Unwired for transitional services contemplated by Section 4(c)(v) shall be executed.

     The Parties agree that the transfers, changes and other matters contemplated by this Agreement are interrelated and, other than the management transition of Wireless already underway, the switch conversion contemplated by
Section 3(d)(ii) and the Unwired PCS Customer Agreement, the effectiveness thereof should occur at the same time. Accordingly, the Parties agree to use their reasonable best efforts so that all the remaining transactions contemplated hereby are consummated no later than October 31, 1999, subject to the adjustments contemplated by Section 6(d).

     Section 10. Counterpart Execution.  The Parties agree that this
                 ---------------------
Agreement may be executed in multiple counterparts, each of which shall be considered a single instrument.

     Section 11. Expenses.  Except as to the fees of Price Waterhouse Coopers
                 --------
for its evaluation services under a previously executed engagement letter which shall be shared equally by the Partners, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

     Section 12. Notices.  All notices, requests, claims, demands and other
                 -------
communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy (confirmed by telephone within 24 hours following receipt thereof), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in according with this Section 12):

     (a)  if to Unwired:            Attention:  Thomas G. Henning
                                         One Lakeshore Drive
                                         Suite 1900
                                         Lake Charles, Louisiana 70629
                                         Telephone: (318) 436-9000
                                         Telecopy: (318) 497-3479


     (b)  if to Fort Bend:          Attention:  George V. Head
                                         2012 Avenue G
                                         Rosenberg, Texas 77471
                                         Telephone:  (281) 396-5796
                                         Telecopy:  (281) 391-5836

     (c)  if to EATEL:        Attention:  John D. Scanlan
                                    913 Burnside Avenue
                                    Gonzales, Louisiana 70737
                                    Telephone:  (225) 621-4227
                                    Telecopy:  (225) 644-8566


     (d)  if to XIT:          Attention:  Gilbert Rasco
                                    314 W. Texas Street
                                    Brazoria, Texas  77422
                                    Telephone:  (409) 798-2121
                                    Telecopy:  (409) 798-3005


     (e)  if to Wireless:           To each of Unwired, Fort Bend and EATEL at
                                    the addresses, and to the attention of the persons, set forth in clauses (a), (b) and
                                    (c) above.


     (f)  if to MI:                 To EATEL, at the address provided in clause
                                    (c), above, attention John D. Scanlan.

     Section 13. Public Announcements.  No Party to this Agreement shall
                 --------------------
make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media with respect thereto without prior notification to the other Parties, and no Party shall use any other Party's name in any such release or announcement without such Party's prior written consent, except that a Party (a) may make reference to this Agreement and the transactions contemplated hereby, or (b) if required by law or applicable regulation and after prior notification and an opportunity for the affected Party to be heard, may make reference to another Party, in any offering memorandum or filing with the Securities and Exchange Commission related to the offering of securities by such disclosing Party or to its reporting obligations under the Securities Exchange Act of 1934.

     Section 14. Headings; Construction.  The descriptive headings contained
                 ----------------------
in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The provisions of this Agreement were negotiated by the Parties hereto and this Agreement shall be deemed to have been drafted by all the Parties hereto.

     Section 15. Entire Agreement.  This Agreement constitutes the entire
                 ----------------
agreement of the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

     Section 16. Amendment.  This Agreement, including the Exhibits hereto,
                 ---------
which are incorporated herein, may not be amended or modified except by an instrument in writing signed by, or on behalf of, the Parties hereto.

     Section 17. Governing Law.  This Agreement shall be governed by, and
                 -------------
construed in accordance with, the laws of the State of Louisiana, applicable to contracts executed in and to be performed entirely within that state.

     Section 18. Waivers; Consents.  Failure by a party to enforce any right
                 -----------------
hereunder is not a waiver of such right unless it is an express written waiver executed by its chief executive officer or a person designated in writing by its chief executive officer. Waiver of any one right is not a waiver of any other right or of any continuation of the violation waived, and a consent to an action or inaction is not a consent to any other action or inaction, including an action or inaction that was the same as the action or inaction to which consent was given.

     Section 19. Parties in Interest.  This Agreement shall bind and inure to
                 -------------------
the benefit of the Parties and their respective successors and assigns, except that no Party may transfer or assign it without each other Party's prior consent, including any transfer or assignment by operation of law. Nothing herein shall be construed to give anyone other than the Parties any rights, except as expressly provided for herein.

     Section 20. Conflict Between this Agreement and the Exhibits.  In the
                 ------------------------------------------------
event of a conflict between any of the terms set forth in this Agreement and the terms set forth in any Exhibit hereto, the terms of the Exhibit shall prevail.

     Section 21. Approval By the Meretel Partners, Wireless and MI.  By their
                 -------------------------------------------------
respective execution of this Agreement, each of the Meretel Partners, Wireless and MI do hereby consent to and authorize the amendments to the Articles of Partnership of Meretel contemplated hereby and the transfers, contributions, distributions and other transactions contemplated hereby to which Meretel is a party, and no further action or authorization shall be necessary or required by any of them in order to consummate the same.


     Section 22. Intended Tax Consequences.  The parties intend that the
                 -------------------------
transfers, contributions, distributions and other transactions contemplated by this Agreement shall be treated as tax free transactions to the extent permitted and available under the Internal Revenue Code.

     WHEREFORE, the Parties have executed this Agreement as of the date first set forth hereinabove by their respective undersigned duly authorized officers.



                              US Unwired Inc.

                              By: /s/ Thomas A. Henning
                                 ---------------------------------
                              Name: THOMAS A. HENNING
                                   -------------------------------
                              Title: SECRETARY
                                    ------------------------------

                              Fort Bend Telephone Company

                              By: /s/ George V. Head
                                 ---------------------------------
                              Name: GEORGE V. HEAD
                                   -------------------------------
                              Title: PRESIDENT AND CEO
                                     -----------------------------

                              EATELCORP, INC.

                              By: /s/ John D. Scanlan
                                 ---------------------------------
                              Name: JOHN D. SCANLAN
                                    ------------------------------
                              Title: EXECUTIVE PRESIDENT
                                    ------------------------------

                              XIT Leasing, Inc.

                              By: /s/ Gilbert R. Ruscu
                                 ---------------------------------
                              Name: Gilbert R. Ruscu
                                   -------------------------------
                              Title: SEC/TREAS
                                    ------------------------------

                              Wireless Management Corporation

                              By: /s/ George V. Head
                                 -----------------------------------
                              Name:     GEORGE V. HEAD
                                   ---------------------------------
                              Title:    CHAIRMAN
                                    --------------------------------



                              Meretel Communications limited Partnership
                              By: Wireless Management Corporation, its
                              General Partner

                              By: /s/ George V. Head
                                 -----------------------------------
                              Name: GEORGE V. HEAD
                                   ---------------------------------
                              Title: CHAIRMAN
                                    --------------------------------


                              Meretel Wireless, Inc.

                              By: /s/ John D. Scanlan
                                 ------------------------------------
                              Name:  JOHN D. SCANLAN
                                    ---------------------------------
                              Title:    EXECUTIVE PRESIDENT
                                    ---------------------------------

                                                                   Exhibit 10.16

                             PARTNERSHIP AGREEMENT
                                      OF

                                 TEXAS UNWIRED

     THIS PARTNERSHIP AGREEMENT (this "Agreement") is entered into effective as of September _____, 1999 (the "Effective Date"), by and among US UNWIRED, INC., a Louisiana corporation ("Unwired"), [FORT BEND NEWCO], a Texas corporation ("Fort Bend"), and XIT LEASING, INC., at Texas corporation ("XIT") (collectively, the "Partners"), on the following terms and conditions:

                                   ARTICLE I
                                THE PARTNERSHIP

     SECTION 1.1   FORMATION.  The Partnership is hereby formed as a Louisiana
                   ---------
general partnership effective as of the Effective Date pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement.

     SECTION 1.2   NAME.  The name of the Partnership shall be Texas Unwired, or
                   ----
such other name as the Partners may determine from time to time, and all business of the Partnership shall be conducted in such name or a trade name (which may be the name of the Managing Partner) selected by the Managing Partner. Such name shall be recorded as an assumed name as required by the laws of the State of Texas and the State of Louisiana.

     SECTION 1.3   ORGANIZATION.  The Partnership is organized under the
                   ------------
Louisiana Civil Code (the "Act"). Except as expressly provided in this Agreement to the contrary, the rights and obligations of the Partners, and the administration and termination of the Partnership, shall be governed by the Act, as amended from time to time.

     SECTION 1.4   PURPOSE.  The purpose of the Partnership is to (i) develop,
                   -------
construct, own, lease, operate and/or manage, pursuant to written agreements with Sprint, the personal communications service system in the BTAs for Beaumont, Texas and Lufkin, Texas formerly managed for Sprint by Meretel, (ii) sell personal communications services in such BTAs, and (iii) conduct such activities as may be necessary or appropriate in connection with the foregoing, including without limitation activities associated with pursuing and taking advantage of Additional Sprint Opportunities. The Partnership shall be a partnership only for such purpose. Except as otherwise specifically provided in this Agreement, or with the unanimous consent of all Partners, the Partnership shall not engage in any activity that is not reasonably necessary or appropriate to accomplish such purpose. No Partner shall have any authority to hold itself out as a general agent of another Partner in any activity not specifically authorized pursuant to this Section 1.4.

     SECTION 1.5   PLACE OF BUSINESS.  The principal place of business of the
                   -----------------
Partnership shall be located at Suite 1900, CM Tower, Lake Charles, Louisiana, or such other places within or outside the State of Texas or the State of Louisiana as may be determined by the Managing Partner from time to time.

      SECTION 1.6   TERM.  The Partnership shall continue until its winding up,
                    ----
liquidation, and dissolution as provided in Article XIII.

      SECTION 1.7   TITLE TO PROPERTY.  All Partnership Property shall be owned
                    -----------------
by and in the name of the Partnership as an entity and no Partner shall have any ownership interest in Partnership Property in its individual name or right.
Each Partner's interest in the Partnership shall be personal property for all purposes.

      SECTION 1.8   PAYMENTS OF INDIVIDUAL OBLIGATIONS.  The credit and assets
                    ----------------------------------
of the Partnership shall be used solely for the benefit of the Partnership. No asset of the Partnership shall be Transferred or encumbered for or in payment of any individual obligation of any Partner.

      SECTION 1.9   TRANSACTIONS WITH PARTNERS.
                    --------------------------

          1.9.1   General Authorization. To the extent permitted by applicable
                  ---------------------
law and except as otherwise provided in this Agreement, the Partnership is hereby authorized to purchase property from, sell property to, or otherwise deal with any Partner, acting on its own behalf, or any Affiliate of any Partner; provided, however, that any such purchase, sale or other transaction shall be in the ordinary cause of the Partnership's business and shall be made on terms and conditions which are no less favorable to the Partnership than if the sale, purchase, or other transaction had been entered into with an independent third party.

          1.9.2   Lending Transactions.  Except as otherwise limited in this
                  --------------------
Agreement, each Partner and any Affiliate thereof may also lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more specific obligations of, provide collateral for, and transact other business with the Partnership and, subject to other applicable law, has the same rights and obligations with respect thereto as a Person who is not a Partner; provided, however, that, if a Partner acts as surety, guarantor, or endorser for a Partnership obligation, such act shall be at no cost to the Partnership.

      SECTION 1.10  RECISSION.  In the event that Regulatory Approval is not
                    ---------
obtained in connection with the formation of the Partnership, this Agreement and the Contribution Agreement(s) shall be rescinded, and all of the Partners' respective rights and obligations hereunder and thereunder shall be void and terminated as though such agreements were never executed.

                                  ARTICLE II
                                  DEFINITIONS

      Capitalized words and phrases used in this Agreement have the following meanings:

      "Act" shall have the meaning set forth above in Section 1.3.

      "Additional Sprint Opportunities" means any opportunity, whether available to the Partnership, any of the Partners, and/or any of their Affiliates, to provide telecommunications products or services provided by, through, or in association with Sprint and utilizing the Sprint brand name in the Beaumont/Lufkin BTAs.

     "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by, or under common control with such Person,
(ii) any officer, director, or general partner of such Person, or (iii) any Person who is an officer, director, general partner or trustee of any Person described in clauses (i) or (ii) of this sentence. For this purpose, the term "controls," "is controlled by," or "is under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" shall have the meaning set forth above in the introductory paragraph. Words such as "herein," "hereinafter," "hereof," "hereto," and "hereunder" refer to this Agreement as a whole, unless the context otherwise requires. All references to "Section" or "Sections" are to a section or sections of this Agreement unless otherwise specified.

     "Authorized Individuals" shall have the meaning set forth in Section 14.2.

     "Bankruptcy" means, with respect to any Person, a Voluntary Bankruptcy or an Involuntary Bankruptcy. It is the intent of the Partners that this definition, and the definitions of Voluntary Bankruptcy and Involuntary Bankruptcy, supersede those otherwise set forth in the Act.

     "Beaumont/Lufkin Assets" shall mean the assets formerly owned by Meretel in connection with its rights to manage a personal communications system for Sprint in the BTAs for Beaumont, Texas and Lufkin, Texas, including without limitation the customer base owned by Meretel with respect to such BTAs, and that were distributed to the Partners (or Affiliates of the Partners) in partial redemption of their respective interests in Meretel pursuant to that certain Distribution Agreement dated September ___, 1999 by and between the Partners (or Affiliates of the Partners), Meretel, and EATELCORP, INC., a Louisiana corporation.

     "Bona Fide Offer" shall mean an unsolicited offer to purchase or acquire an interest in the Partnership that is (a) in writing, (b) is signed by an offeror which is not an Affiliate of the offeree, (c) sets forth all material terms and conditions of the offer, (d) contains representations and warranties by the offeror that it/he/she is a Person financially capable of carrying out the terms of the offer, and capable of satisfying all applicable obligations under this Agreement and the Contribution Agreement, and (e) is in form legally enforceable against the offeror, and binding the offeror to become a Partner and to assume all of the obligations and undertakings of the proposed selling Partner in accordance with the terms of this Agreement.

     "BTA" shall mean a basic trading area for broadband personal communications service licenses granted by the FCC.

     "Business Day" means a day of the year on which banks are not required or authorized to close in Lake Charles, Louisiana.

     "Capital Account" means, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

          (i) To each Partner's Capital Account there shall be credited such Partner's Capital Contributions, such Partner's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 4.2 or Section 4.3, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any Partnership Property distributed to such Partner;

          (ii) To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Partnership Property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 4.2 or Section 4.3, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.

          (iii) In determining the amount of any liability for purposes of subparagraphs (i) and (ii), there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

     The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Partners shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership or the Partners), are computed in order to comply with such Regulations, the Partners may make such modification, provided that it is not likely to have a material adverse effect on the amounts distributable to any Partner pursuant to Section 13 upon the dissolution of the Partnership. The Partners also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes in accordance with Regulations Section 1.704-1(b)(2)(iv)(g), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

     "Capital Contributions" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any property (other than money) contributed to the Partnership with respect to the interest in the Partnership held by such Partner. The principal amount of a promissory note which is not readily traded on an established securities market and which is contributed to the Partnership by the maker of the note (or a Person related to the maker of the note within the meaning of Regulations Section 1.704-1(b)(2)(ii)(c)) shall be included as a Capital Contribution only when the Partnership makes a taxable disposition of the note or (and to the extent) principal payments are made on the note, as provided in Regulations Section 1.704-1(b)(2)(iv)(d)(2).

     "Change of Control" shall mean the Transfer of more than 50% of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that a Change of Control shall not include a Transfer to an Affiliate.

     "Closing Date" shall have the meaning set forth in Section 11.4.1.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

     "Confidential Information" means, with respect to the Partnership, each Partner, and any Affiliate thereof, any and all: (a) trade secrets concerning their business and affairs, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, and any other information, however documented, that is a trade secret within the meaning of the common law of the State of Texas or otherwise constitutes information the disclosure of which would be materially detrimental, disadvantageous or embarrassing to any of them;
(b) information concerning their business and affairs (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials, business opportunities, personnel assignments, contracts, and assets), however documented; and (c) notes, analysis, compilations, studies, summaries, and other material prepared by or for them containing or based, in whole or in part, on any information included in the foregoing.

     "Confidential Transaction Information" shall have the meaning set forth in
Section 10.7.3.

     "Contribution Agreement" shall mean, with respect to a Partner, the agreement referenced in Section 3.1 pursuant to which the Partner makes such Partner's initial Capital Contribution to the Partnership.

     "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deductions for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Partners.

     "Dispute" shall have the meaning set forth in Section 14.1.

     "Distributable Cash" shall mean all cash funds of the Partnership in excess of those which the Managing Partner determines are needed for reasonable reserves for debt service, projected expenditures, working capital and contingencies.

     "Drag-Along Interest" shall have the meaning set forth in Section 10.5.

     "Drag-Along Transaction" shall have the meaning set forth in Section 10.5.

     "Effective Date" shall mean the date indicated above in the introductory paragraph.

     "Expenses" means any and all judgments, damages or penalties with respect to, or amounts paid in settlement of, claims (including, but not limited to negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions, or suits; and any and all taxes (including, without limitation, taxes on any indemnification payments and including interest, additions to tax and penalties), liabilities, obligations, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses).

     "FCC" shall mean the Federal Communications Commission.

     "Fiscal Quarter" means any 3-month period commencing on January 1, April 1, July 1, or October 1 and ending on March 31, June 30, September 30 or December 31, respectively.

     "Fiscal Year" means (a) any 12-month period commencing on January 1 and ending on the earlier to occur of (i) the following December 31, or (ii) the date on which all Partnership Property is distributed pursuant to Section 13.2, or (b) any portion of such period for which the Partnership is required to allocate Profits, Losses and other items of Partnership income, gain, loss or deduction pursuant to Article IV.

     "Fort Bend" shall have the meaning set forth in the introductory paragraph.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time, consistently applied.

     "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

          (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the Partners;

          (ii) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values as of the following times determined in a manner that assumes the assets of the Partnership were to be sold for their then fair market value without compulsion of the Partnership to sell the assets at such time: (A) the admission of an additional Partner pursuant to Article IX; (B) the payment by the Partnership to a Partner of Redemption Payments pursuant to Section 11.5.2 as consideration for an interest in the Partnership; and (C) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g). For purposes of making adjustments pursuant to this subparagraph (ii), the gross fair market values of Partnership assets shall be determined as follows: (x) accounts receivable and unbilled items shall be valued at 95% of face amount; and (y) all other assets shall be valued immediately prior to the event causing such adjustment;

          (iii) The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the Partners; and

          (iv) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses"; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent the Partners determine that an adjustment pursuant to subparagraph (ii) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraphs (i), (ii), or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

     "Income Tax Liabilities" shall mean liabilities (including estimated liabilities to the extent amounts are required to be paid on an estimated basis) for U.S. federal income taxes (together with any interest, penalties, additions to tax, or additional amounts with respect thereto), imposed under any applicable Federal income tax law, with respect to taxable income and gains of the Partnership.

     "Indebtedness" of a Person means (i) any indebtedness for borrowed money or deferred purchase price of property as evidenced by a note, bond, or other instrument, (ii) obligations to pay money as lessee under capital leases, (iii) to the extent of the fair market value of any asset owned or held by such Person, obligations secured by any mortgage, pledge, security interest, encumbrance, lien, or charge of any kind existing on such asset whether or not such Person has assumed or become liable for the obligations secured thereby,
(iv) any obligation under any interest rate swap agreement (the amount of such obligation shall be deemed to be the amount that would be required to be paid by such Person to sell, unwind or terminate the swap transaction), (v) obligations under accounts payable and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v) above, provided that Indebtedness shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Partnership's business and are not delinquent or are being contested in good faith by appropriate proceedings.

     "Initiating Party" shall have the meaning set forth in Section 14.2.

     "Involuntary Bankruptcy" means, with respect to any Person, without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar statute, law or regulation, or the filing of any such petition against such Person which petition shall not be dismissed within 60 days, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver, or liquidator of such Person or of all or any substantial part of the property of such Person which order shall not be dismissed within 60 days.

     "Liquidating Events" has the meaning set forth in Section 12.1.

     "Long-Term Debt" shall mean, as of any date of determination thereof, the long-term debt of the Partnership as shown on the applicable financial statements of the Partnership in accordance with GAAP.

     "Losses" has the meaning set forth in the definition of "Profits" and "Losses."

     "Managing Partner" shall mean Unwired, or such other Partner as is elected pursuant to the requirements of Section 6.6 of this Agreement.

     "Meretel" shall mean Meretel Communications Limited Partnership, a Louisiana Partnership in Commendam, formed pursuant to Articles of Partnership in Commendam made and entered into as of July 26, 1995, as amended.

     "Net Equity" has the meaning set forth in Section 11.5.

     "Nonrecourse Deductions" has the meaning set forth in Sections 1.704-2(b)(1) and 1.704-2(c) of the Regulations.

     "Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

     "Notice of Withdrawal" shall have the meaning set forth in Section 11.2.

     "Offer Notice" shall have the meaning set forth in Section 10.2.

     "Offered Interest" shall have the meaning set forth in Section 10.2.

     "Offering Partner" shall have the meaning set forth in Section 10.2.

     "Offer Period" shall have the meaning set forth in Section 10.2.

     "Operating Cash Flow" shall mean, as of any date of determination thereof, the operating cash flow of the Partnership for the specified period as shown on the applicable financial statements of the Partnership in accordance with GAAP.

     "Partner Nonrecourse Debt" has the same meaning as the term "partner nonrecourse debt" set forth in Section 1.704-2(b)(4) of the Regulations.

     "Partner Nonrecourse Debt Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

     "Partner Nonrecourse Deductions" has the same meaning as the term "partner nonrecourse deductions" set forth in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

     "Partners" shall mean the persons indicated above in the introductory paragraph. "Partner" means any one of the Partners.

     "Partnership" means the general partnership formed by this Agreement and the partnership continuing the business of this Partnership pursuant to Section
12.1 in the event of dissolution as herein provided.

     "Partnership Minimum Gain" has the meaning set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

     "Partnership Property" means all assets of the Partnership, whether real, personal, tangible, or intangible property, including any improvements thereto, goodwill, and all cash.

     "Person" means any individual, partnership (whether general or limited and whether domestic or foreign), limited liability company, corporation, trust, estate, association, custodian, nominee or other entity (including any regulatory or other governmental commission, agency or body).

     "Preliminary Mediators" shall have the meaning set forth in Section 14.4.

     "Prime Rate" means the Prime Rate of interest most recently published in the Wall Street Journal.

     "Procedure" shall have the meaning set forth in Section 14.1.

     "Profits" and "Losses" means, for each Fiscal Year, an amount equal to the Partnership's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a), including, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1), with the following adjustments:

          (i) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;

          (ii) Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as such expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss;

          (iii) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of "Gross Asset Value," the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

          (iv) Gain or loss resulting from any disposition of Partnership Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Partnership Property disposed of, notwithstanding that the adjusted tax basis of such Partnership Property differs from its Gross Asset Value;

          (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Allocation Year, computed in accordance with the definition of "Depreciation"; and

          (vi) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses; and

          (vii) Notwithstanding any other provision of this definition of "Profits" and "Losses," any items which are specifically allocated pursuant to
Section 3.2 or Section 3.3 shall not be taken into account in computing Profits or Losses.

The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 3.2 and Section 3.3 shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

     "Property" shall mean all real and personal property owned by the Partnership (including cash) and any improvements thereto, and shall include both tangible and intangible property.

     "Redemption Payments" has the meaning set forth in Section 11.4.2.

     "Redemption Price" has the meaning set forth in Section 11.3.

     "Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Regulatory Allocations" has the meaning set forth in Section 4.3.

     "Regulatory Approval" shall mean such approvals from such Federal, state, and local agencies and regulatory organizations as it may be necessary for the Partnership and/or each of the Partners to obtain in connection with the formation of the Partnership, including, without limitation, any approvals that may need to be obtained from the FCC.

     "Releasees" shall have the meaning set forth in Section 11.6.

     "Releasors" shall have the meaning set forth in Section 11.6.

     "Representatives" shall have the meaning set forth in Section 10.7.3.

     "Responding Party" shall have the meaning set forth in Section 14.2.

     "Retiring Event" has the meaning set forth in Section 11.1.

     "Retiring Partner" a Partner with respect to whom a Retiring Event has occurred.

     "Right of First Look" shall have the meaning set forth in Section 10.3.

     "Right of First Refusal" shall have the meaning set forth in Section 10.2.

     "Sale Notice" shall have the meaning set forth in Section 10.3.1.

     "Shop Period" shall have the meaning set forth in Section 10.3.

     "Shopped Interest" shall have the meaning set forth in Section 10.3.

     "Shopping Notice" shall have the meaning set forth in Section 10.3.

     "Shopping Partner" shall have the meaning set forth in Section 10.3.

     "Sprint" shall mean Sprint Spectrum, L.P., SprintCom, Inc., and/or any affiliate thereof.

     "System" shall mean the personal communications system to be developed, constructed, owned, leased, operated and/or managed pursuant to written agreements with Sprint in the BTAs for Beaumont, Texas and Lufkin, Texas

     "Tag-Along Interest" shall have the meaning set forth in Section 10.4.

     "Tag-Along Transaction" shall have the meaning set forth in Section 10.4.

     "Tax Matters Partner" shall be the Managing Partner.

     "Transfer" means, as a noun, any voluntary or involuntary, direct or indirect, transfer, sale, assignment, gift, pledge, hypothecation, encumbrance or other disposition and, as a verb, voluntarily or involuntarily, directly or indirectly, to transfer, sell, assign, give, pledge, hypothecate, encumber or otherwise dispose of an item. With respect to an interest in the Partnership, the term Transfer shall refer to all or any part of the beneficial ownership of, the voting power associated with, or any other interest in, the interest in the Partnership.

     "Unit" shall mean the measure of an interest in the Partnership. A Partner's interest in the Partnership consists of the ratio of the number of Units owned by such Partner to the total number of Units owned by all Partners.

     "Unwired" shall have the meaning set forth in the introductory paragraph.

     "Voluntary Bankruptcy" means, with respect to any Person, (a)(i) the inability of such Person generally to pay its debts as such debts become due,
(ii) the failure of such Person generally to pay its debts as such debts become due, or (iii) an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors; (b) the filing of any petition or answer by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property; or (c) corporate action taken by such Person to authorize any of the actions set forth above.

     "Withdrawal" shall mean the withdrawal of a Partner from the Partnership pursuant to the delivery of a Notice of Withdrawal.

     "XIT" shall have the meaning set forth in the introductory paragraph.

                                  ARTICLE III
                         CAPITAL CONTRIBUTIONS; LOANS

      SECTION III.1   PARTNERS.  The names, addresses, initial Capital
                      --------
Contributions, and initial Units of each of the Partners as of the Effective Date are set forth on Exhibit A to this Agreement. The Partners each shall
                      ---------
contribute their ownership interests in the Beaumont/Lufkin Assets to the Partnership as their initial Capital Contributions pursuant to the terms and conditions of a Contribution Agreement executed concurrently with the execution of this Agreement in form substantially similar to the form attached to this Agreement as Exhibit B.
             ---------

      SECTION III.2   ADDITIONAL CAPITAL CONTRIBUTIONS.  The Partners shall make
                      --------------------------------
additional Capital Contributions at such time or times, if any, as the Partners, by vote pursuant to Section 6.2(j), determine that additional Capital Contributions are necessary or desirable to accomplish the purposes and objectives of the Partnership. Such additional Capital Contributions shall be made in proportion to the Units then held by each of the Partners, except as the Partners otherwise mutually agree. No Partner shall be obligated to make additional Capital Contributions. The number of Units held by each Partner shall be adjusted in connection with any such additional Capital Contribution so that it bears the same ratio to all outstanding Units as such Partner's Capital Contributions bear to the total Capital Contributions of all Partners after taking into account such additional Capital Contributions.

      SECTION III.3   WITHDRAWAL OF CAPITAL. Except as otherwise provided in
                      ---------------------
this Agreement or the Act, no Partner shall demand or receive a return of his Capital Contributions or withdraw from the Partnership without the unanimous consent of all Partners. In this regard, no Partner shall receive any interest, compensation or drawing with respect to the Partner's Capital Contributions or Capital Account (or for services rendered on behalf of the Partnership or otherwise in such Partner's capacity as Partner), except as otherwise provided in this Agreement. Under circumstances requiring a return of any Capital Contributions, no Partner shall have the right to receive property other than cash, except as otherwise specifically provided in this Agreement or the Contribution Agreement(s).

      SECTION III.4 LOANS. Any Partner may, with the approval of the Partners, lend or advance money to the Partnership. If any Partner shall make any loan or loans to the Partnership or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Partnership but shall be a debt due from the Partnership. The amount of any such loan or advance by a lending Partner shall be repayable out of the Partnership's cash and shall bear interest at the rate agreed between the Partnership and the lending Partner. None of the Partners shall be obligated to make any loan or advance to the Partnership.

                                  ARTICLE IV
                                  ALLOCATIONS

      SECTION IV.1   PROFITS AND LOSSES.  After giving effect to the Special
                     ------------------
Allocations set forth in Section 4.2 and Section 4.3, Profits and Losses for each Fiscal Year shall be allocated among the Partners in proportion to the number of Units each Partner holds on the first day of such Fiscal Year; provided, however, that if the number of Units held by any Partner changes during any Fiscal Year, Profits and Losses for each month during such Fiscal Year shall be allocated among the Partners in proportion to the number of Units each Partner holds as of the first day of the calendar quarter immediately subsequent to the calendar quarter that includes such month, and each Partner's share of Profits and Losses for such Fiscal Year shall be equal to the sum of the Partner's share of the Profits and Losses for each month during such Fiscal Year.

      SECTION IV.2   SPECIAL ALLOCATIONS.  The following allocations shall be
                     -------------------
made for purposes of maintaining Capital Accounts:

          IV.2.1  Minimum Gain Chargeback. Notwithstanding any other provision
                  -----------------------
of this Article IV, if there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Partner shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) to the extent required and in the manner provided by Regulations
Section 1.704-2(f). This Section 4.2.1 shall be interpreted and applied in such a manner as to comply with the minimum gain chargeback requirement in Regulations Section 1.704-2(f).

          IV.2.2  Partner Minimum Gain Chargeback.  Notwithstanding any other
                  -------------------------------
provision of this Article IV except Section 4.2.1, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Fiscal Year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) to the extent required and in the manner provided by Regulations Section 1.704-2(i)(4). This Section 4.2.2 shall be interpreted and applied in such a manner as to comply with the minimum gain chargeback requirement in Regulations Section 1.704-2(i)(4).

          IV.2.3  Nonrecourse Deductions.  Nonrecourse Deductions for any Fiscal
                  ----------------------
Year or other period shall be allocated among the Partners in proportion to their Units.

          IV.2.4  Partner Nonrecourse Deductions.  Any Partner Nonrecourse
                  ------------------------------
Deductions for any Fiscal Year or other period shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-1T(b)(4)(iv)(h).

          IV.2.5  Code Section 754 Adjustment. To the extent an adjustment to
                  ---------------------------
the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required to be taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), such adjustment shall be treated as an item of gain (if the adjustment is an increase) or loss (if the adjustment is a decrease), and such gain or loss shall be allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to Regulations
Section 1.704-1(b)(2)(iv)(m).

          IV.2.6  Application.  The special allocations provided for in this
                  -----------
Section 4.2 are intended to comply with the provisions of Regulation Section 1.704-2 and are to be interpreted and applied to accomplish that result; provided, however, that to the extent possible, the special allocations shall be taken into account in allocating items of income, gain, loss, and deduction among the Partners in such a manner that the net amount of the allocations to each Partner shall be the same as such Partner's distributive shares of Profit and Losses would have been had the events requiring the special allocations not occurred. The Partners shall have reasonable discretion to apply the provisions of this Section 4.2 in whatever order is likely to minimize the economic distortions that otherwise might result from the application of the special allocation provisions.

      SECTION IV.3   CURATIVE ALLOCATIONS.  The allocations set forth above in
                     --------------------
Section 4.2 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss or deduction pursuant to this Section 4.3. Therefore, notwithstanding any other provision of this Article IV (other than the Regulatory Allocations), the Partners shall make such offsetting special allocations of Partnership income, gain, loss or deduction in whatever manner they determine appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Section 4.1. In exercising their discretion under this
Section 4.3, the Partners shall take into account future Regulatory Allocations under Sections 4.2.1 and 4.2.2 that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 4.2.3 and 4.2.4.

      SECTION IV.4   OTHER ALLOCATION RULES.
                     ----------------------

          IV.4.1  Time of Allocations.  Profits, Losses and any other items of
                  -------------------
income, gain, loss or deduction shall be allocated to the Partners pursuant to this Article IV as of the last day of each Fiscal Year; provided, however, that Profits, Losses and such other items shall also be allocated at such times as the Gross Asset Values of Partnership Property are adjusted pursuant to subparagraph (ii) of the definition of "Gross Asset Value".

          IV.4.2  Acknowledgment of Tax Consequences.  The Partners hereby
                  ----------------------------------
acknowledge that they are aware of the income tax consequences of the allocations made by this Article IV and agree to be bound by the provisions of this Article IV in reporting their shares of Partnership income and loss for income tax purposes.

          IV.4.3 Determination of Profits and Losses. For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Managing Partner using any permissible method under Code Section 706 and the Regulations thereunder.

          IV.4.4  Excess Nonrecourse Liabilities.  Solely for purposes of
                  ------------------------------
determining the Partners' proportionate shares of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-3(a)(3), the Partners' interests in Profits shall be in proportion to their Units.

          IV.4.5  Distribution of Certain Proceeds.  To the extent permitted by
                  --------------------------------
Regulations Section 1.704-2(h)(3), the Partners shall endeavor not to treat distributions of cash as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt.

      SECTION IV.5   CODE SECTION 704(c). In accordance with Code Section 704(c)
                     -------------------
and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for federal income tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with subparagraph (i) of the definition of "Gross Asset Value"). In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (ii) of the definition of "Gross Asset Value", subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Managing Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 4.5 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provisions of this Agreement. Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss, deduction, and any other allocations not otherwise provided for shall be divided among the Partners in the same proportions as they share Profits or Losses, as the case may be, for the Fiscal Year.
                                   ARTICLE V
                          PAYMENTS AND DISTRIBUTIONS

      SECTION V.1   GUARANTEED PAYMENTS.  The Partnership shall make such
                    -------------------
payments to the Partners as may be required from time to time pursuant to any agreements between the Partnership and the Partners, including Contribution Agreements.

      SECTION V.2   PERIODIC DISTRIBUTIONS.  Except as provided in Section 13.2,
                    ----------------------
the Distributable Cash shall be distributed to the Partners on a calendar quarterly basis. All distributions to the Partners pursuant to this Section 5.2 shall be divided among them in proportion to the number of Units held by each as of the first day of the month during which the distribution occurs.

      SECTION V.3   ESTIMATED TAXES.  Notwithstanding anything in Section 5.2
                    ---------------
above to the contrary, the Partnership shall distribute to each Partner (a) with respect to quarterly estimated tax payments due in each year, an amount equal to 25% of the product of (i) the estimated aggregate taxable income and gains of the Partnership attributable to such Partner, as determined by the Managing Partner, and (ii) a rate equal to the lesser of (A) 35% or (B) the then applicable maximum Federal income tax rate for corporations under the Code, and
(b) with respect to tax payments to be made in connection with income tax returns filed for a given calendar year, an amount equal to the Income Tax Liabilities for such calendar year minus the aggregate amount for such calendar year determined as provided above in clause (a) of this Section 5.3.

      SECTION V.4   AMOUNTS WITHHELD.  All amounts withheld or required to be
                    ----------------
withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Partnership or the Partners and treated by the Code (whether or not withheld pursuant to the Code) or any such tax law as amounts payable by or in respect of any Partner shall be treated as amounts distributed to the Partner with respect to whom such amount was withheld pursuant to this Article V for all purposes under this Agreement. The Partnership is authorized to withhold from distributions, or with respect to allocations, to the Partners and to pay over to any federal, state, local or foreign government any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state, local or foreign law and shall allocate such amounts to the Partners with respect to which such amount was withheld.

                                  ARTICLE VI
                                  MANAGEMENT

      SECTION VI.1   GENERAL.  Except as otherwise provided in this Agreement,
                     -------
and specifically subject to Section 6.2 and Section 6.3 below, all determinations, decisions, approvals, and actions affecting the Partnership and its business and affairs, including matters related to managing the day-to-day operations of the Partnership, shall be determined, made, approved, or authorized by the Managing Partner.

      SECTION VI.2   SPECIAL CONSENT REQUIREMENTS.  Notwithstanding anything in
                     ----------------------------
Section 6.1 to the contrary, the following decisions and actions shall not be made or taken without the affirmative vote of Partners holding more than 85% of the total number of Units then held by all Partners; provided, however, that no such decision or action may be made or taken without the prior consent of Fort
Bend:

          (a) The incurrence by the Partnership of any Indebtedness or other contractual obligation obligating the Partnership to pay an aggregate amount (exclusive of interest) of more than $3,500,000;

          (b) The incurrence by the Partnership of any Indebtedness or other contractual obligation that, taken with all other existing Indebtedness or contractual obligations (other than anticipated obligations to pay for routine services and supplies), will require the Partnership to pay more than $700,000 in any Fiscal Year;

          (c) The sale of all or substantially all of the Partnership Property or the dissolution of the Partnership;

          (d) The compromise of any amount owed to the Partnership (including the writing off of unbilled items valued at prevailing billing rates) of more than 5% of the Partnership's gross revenue for any 12-calendar-month period;

          (e) Causing the Partnership to voluntarily take any action with respect to the Partnership described in clauses (a)(iii), (b) or (c) of the definition of Bankruptcy;

          (f) Causing the Partnership to fail to be taxable as a partnership for federal income tax purposes or to take a position inconsistent with such treatment except as required by law;

          (g) The acquisition from any Person of any corporation, limited liability company, partnership, association, business or business division, whether by stock purchase, asset purchase, contribution, merger or other business combination or action to cause the Partnership to legally merge or consolidate with or be a party to a transfer of a substantial portion of its assets or reorganization with any other Person; provided, however; that this
Section 6.2(g) shall not apply to any transaction to the extent that the "Drag-Along" provision set forth below in Section 10.5 of this Agreement is applicable to the transaction;

          (h) Causing the Partnership to settle any lawsuit for an amount in excess of $150,000 or that materially affects the ability of the Partnership to carry on its business as contemplated by this Agreement;

          (i) Causing the Partnership to enter into, or materially modify, any contract with the Managing Partner or an Affiliate of the Managing Partner;

          (j) Determining that the Partners should make additional Capital Contributions pursuant to Section 3.2; or

          (k) Determining the number of Units to be awarded to an additional Partner pursuant to Section 9.2.

      SECTION VI.3   MANAGING PARTNER OBLIGATIONS.
                     ----------------------------

          VI.3.1  General Obligations.  The Managing Partner shall cause the
                  -------------------
Partnership to conduct its business and operations separate and apart from that of any Partner or any of its Affiliates, including, without limitation, (i) segregating Partnership assets and not allowing funds or other assets of the Partnership to be commingled with the funds or other assets of, held by, or registered in the name of, any Partner or any of its Affiliates, (ii) maintaining books and financial records of the Partnership separate from the books and financial records of any Partner and its Affiliates, and observing all Partnership procedures and formalities, including, without limitation, maintaining minutes of Partnership meetings and acting on behalf of the Partnership only pursuant to due authorization of the Partners if required by
Section 6.2, (iii) causing the Partnership to pay its liabilities from assets of the Partnership, and (iv) causing the Partnership to conduct its dealings with third parties in its own name and as a separate and independent entity.

          VI.3.2  Operational and Administrative Duties.  The Managing Partner's
                  -------------------------------------
obligation to manage the day-to-day operations of the Partnership shall include, without limitation, the provision of all managerial, operational and administrative services associated with the management, operation, and administration of the System, and otherwise conducting the Partnership's business, including, without limitation, the obligation to do the following:

          (a) satisfy and discharge all of the Partnership's obligations and duties under, and otherwise comply with the terms and conditions of, any agreements between the Partnership and Sprint regarding or related to the System;

          (b) provide and manage quality customer care and service functions, including a customer call-in number for order placement and billing inquiries;

          (c) supervise and coordinate technical operations, engineering, maintenance, repair and dispatch services associated with the System (seven days a week, 24 hours per day);

          (d) assure compliance with all applicable federal, state and local laws, regulations and rules, and take primary responsibility for legal and regulatory issues associated with the System and the Partnership's business;

          (e) provide, supervise and coordinate commercially reasonable billing services and functions, including processing, printing, and mailing; and

          (f)  monitor and track operational and sales activities.

          VI.3.3  Books, Records and Reports. The Managing Partner shall
                  --------------------------
discharge the Partnership's obligations under Article XIV of this Agreement, including the Partnership's obligations to maintain true and correct books and records of account with respect to its activities, and provide periodic financial reports to the Partners. The Managing Partner also shall respond to all reasonable requests of any other Partner for information concerning the Partnership's business and affairs; provided, however, that the Managing Partner may respond to such requests by making available for inspection the Partnership's books and records at the place where such books and records are normally kept. The Managing Partner shall not be required to respond to any request(s) for information that are unduly burdensome or repetitive, and the Managing Partner may condition a response on the agreement by the requesting Partner to reimburse the Partnership and the Managing Partner for the reasonable costs thereof (including reasonable compensation for the time spent by the Managing Partner or the Managing Partner's designees in preparing such response).

          VI.3.4  Partnership Funds.  The Managing Partner shall have fiduciary
                  -----------------
responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control. The funds of the Partnership shall not be commingled with the funds of any other Person, and the Managing Partner shall not use, or permit any other Person to use, such funds in any manner except for the benefit of the Partnership. The bank accounts of the Partnership shall be maintained in such banking institutions as are approved by the Managing Partner, and withdrawals shall be made only in the regular course of Partnership business and as otherwise authorized in this Agreement on such signature or signatures as the Managing Partner may determine.

          VI.3.5  Consultations.  Without limiting the right of the Managing
                  -------------
Partner to take any action that the Managing Partner is otherwise authorized by this Agreement to take on behalf of the Partnership, the Managing Partner shall make reasonable efforts to consult with the other Partners in advance of any significant action that the Managing Partner proposes to take on behalf of the Partnership, keep the other Partners informed about significant developments in the Partnership's business and affairs, and give due regard to the advice and suggestions of the other Partners.

      SECTION VI.4   COMPENSATION.  In addition to the distributions of cash and
                     ------------
allocations of Profits, Losses, and other items provided to the Managing Partner under this Agreement, the Managing Partner shall be entitled to receive the consideration for the performance of services on behalf of the Partnership as Managing Partner as is set forth on the schedule attached to this Agreement as

Schedule 1.  Such compensation shall be payable to the Managing Partner from
----------
time to time as services are performed. The amount and time for payment of such compensation may be adjusted from time to time upon the prior written consent of Fort Bend which consent will not be unreasonably withheld; provided, however, that Fort Bend's prior written consent is not required for adjustments specifically set forth and contemplated on Schedule 1.

      SECTION VI.5   EXPENSES.  The Managing Partner may charge the Partnership,
                     --------
and shall be reimbursed by the Partnership, for any reasonable direct expenses paid or incurred by the Managing Partner in connection with the Partnership's business and payable to Persons other than the Managing Partner or any Affiliate of the Managing Partner.

      SECTION VI.6   MANAGING PARTNER TERM AND REMOVAL.  The Managing Partner
                     ---------------------------------
shall serve until the earlier to occur of the resignation of the Managing Partner by notice given to the other Partners, or the removal of the Managing Partner. The Managing Partner may be removed upon the affirmative vote of Partners holding more than 60% of the total number of Units then held by all Partners.

      SECTION VI.7   ELECTION OF MANAGING PARTNER.  A new Managing Partner shall
                     ----------------------------
be selected from among the Partners upon the affirmative vote of Partners holding more than 60% of the total number of Units then held by all Partners.

      SECTION VI.8   DUTY OF CARE: GOOD FAITH ACTIONS.  The Managing Partner
                     --------------------------------
shall not be liable to the Partnership or the Partners for monetary damages for a breach of the duty of care resulting from any act or omission that occurs in the course of carrying out its duties as the Managing Partner to the extent, and solely to the extent, that such act or omission was in good faith.

      SECTION VI.9   INDEMNIFICATION OF MANAGING PARTNER.  The Managing Partner
                     -----------------------------------
(and each officer, director, shareholder, agent, attorney, representative, contractor, adviser, appraiser, partner or employee of the Managing Partner) shall be indemnified and held harmless by the Partnership and each Partner from and against all demands, liabilities, causes of action, costs and damages of any nature whatsoever arising out of or incidental to the taking of any actions as the Managing Partner authorized under this Agreement; provided, however, that the Managing Partner (or any officer, director, shareholder, agent, attorney, representative, contractor, adviser, appraiser, partner or employee of the Managing Partner) shall not be entitled to indemnification under this Section
6.9 in the event that: (a) the matter in question is entirely unrelated to any actions taken as Managing Partner; (b) the matter in question arose out of the bad faith or willful misconduct of the Managing Partner (or any officer, director, shareholder, agent, attorney, representative, contractor, adviser, appraiser, partner or employee of the Managing Partner); or (c) the matter in question arose out of the intentional breach by the Managing Partner of any obligations under this Agreement. The rights set forth in this Section 6.9 shall be cumulative of, and in addition to, any and all other rights, remedies and resources to which the Managing Partner (or any officer, director, shareholder, agent, attorney, representative, contractor, adviser, appraiser, partner or employee of the Managing Partner) shall be entitled at law or in equity.

                                  ARTICLE VII
                             PARTNERSHIP MEETINGS

      SECTION VII.1   GENERAL.  Actions and decisions requiring the approval of
                      -------
the Partners pursuant to any provision of this Agreement shall be authorized or made either by vote of the required number of Partners taken at a meeting of the Partners, or by the unanimous written consent of the Partners without a meeting; provided, however, emergency actions may be taken in accordance with the provisions of Section 7.5.

      SECTION VII.2 MEETINGS. Any Partner may call a meeting of the Partnership to consider approval of an action or decision Under any provision of this Agreement by delivering to each other Partner notice of the time and purpose of such meeting at least seven Business Days before the day of such meeting. A Partner may waive notice of a meeting by executing a written waiver either before or after such meeting, and a Partner's attendance at a meeting shall constitute a waiver of notice of such meeting. Any such meeting of the Partnership shall be held during the Partnership's normal business hours at its principal place of business unless all of the other Partners consent in writing or by their attendance at such meeting to its being held at another location or time. A Partner may attend any such meeting by means of a telephonic arrangement by which each Partner is able to hear and be heard by every other Partner and other participants in the meeting.

      SECTION 7.3   UNANIMOUS CONSENT.  Any Partner may propose that an action
                    -----------------
or decision pursuant to any provision of this Agreement be made by unanimous written consent of all Partners in lieu of a meeting. A Partner's written consent may be evidenced by his signature on a counterpart of the proposal or by a separate writing (including a facsimile) that identifies the proposal with reasonable specificity and states that such Partner consents to such proposal.

      SECTION 7.4   VOTE BY PROXY.  A Partner may vote (or execute a written
                    -------------
consent) by proxy given to any other Partner. Any such proxy must be in writing and must identify the specific meeting or matter to which the proxy applies or state that it applies to all matters (subject to specified reservations, if any) coming before the Partnership for approval under any provision of this Agreement prior to a specified date (which shall not be later than the first anniversary date of the date on which such proxy is given). Any such proxy shall be revocable at any time and shall not be effective at any meeting at which the Partner giving such proxy is in attendance.

      SECTION 7.5   EMERGENCY PROCEDURES.  Notwithstanding any other provision
                    --------------------
of this Agreement, in the event that Partners who could authorize an action or decision at a duly called meeting of the Partners reasonably determine that the Partnership is facing a significant business emergency that requires immediate action, such Partners may, without complying with generally applicable procedures for meetings or actions by unanimous written consent of the Partners, authorize any action or decision that they deem reasonably necessary to allow the Partnership to benefit from a significant opportunity or to protect the Partnership from significant loss or damage; provided, however, that such Partners shall make reasonable efforts under the circumstances to contact and consult all Partners concerning such action or decision, and the reasons why such action or decision must be made without observing generally applicable procedures, in advance of such action or decision, and shall promptly notify all Partners in writing of the circumstances, the action taken, the reasons for such action, and the results of the action.

      SECTION 7.6   RECORDS.  The Partnership shall maintain permanent records
                    -------
of all actions taken by the Partners pursuant to any provision of this Agreement, including minutes of all Partnership meetings, copies of all actions taken by consent of the Partners, and copies of all proxies pursuant to which one Partner votes or executes a consent on behalf of another.

      SECTION 7.7   RETIRING PARTNERS.  Retiring Partners shall not be entitled
                    -----------------
to receive notices, vote, call meetings, or act as proxies, and their consent shall not be required for any purpose under this Agreement. The Units held by Retiring Partners shall be excluded for purposes of determining the number of Units required for decisions or actions to be taken under this Agreement.

                                  ARTICLE VII
                         RIGHTS AND DUTIES OF PARTNERS

      SECTION 8.1   DUTY OF LOYALTY.  The Partners hereby acknowledge and agree
                    ---------------
that each owes the Partnership and each other Partner the highest fiduciary loyalty and duty. Each Partner shall disclose and make available to the Partnership each and every business opportunity of which such Partner becomes aware in its capacity as a Partner or otherwise that is within the scope of the Partnership's business purpose as defined above in Section 1.4 of this Agreement. Such disclosure shall be by written notice given to each other Partner setting forth all material terms and conditions of the business opportunity. Each Partner shall be accountable to, and hold in trust for, the Partnership any income, compensation, or profit that such Partner may derive from any activity related to such business opportunity, and shall indemnify the Partnership for any income, compensation, or profits that the Partnership may reasonably be viewed as having foregone, or any loss that it may incur, as a result of any failure by such Partner to disclose business opportunities to the Partnership. Except as provided in this Section 8.1, the Partners do not owe the Partnership or each other a duty of loyalty.

      SECTION 8.2   COVENANT NOT TO COMPETE.  Each Partner hereby agrees that,
                    -----------------------
unless otherwise authorized by the affirmative vote of Partners owning 85% or more of the total number of Units owned by all Partners (other than such Partner), the Partner shall not engage in, carry on, represent, or have a financial interest in, either directly or indirectly, individually, as a member of a partnership, joint venture, or limited liability company, equity owner, shareholder, investor, manager, or otherwise, any activity that competes with the Partnership's business and activities as defined above in Section 1.4 of this Agreement. For this purpose, a Partner shall not be treated as engaging in an activity solely by reason of (i) owning an equity interest of less than 5% of the capital and profits of a corporation, partnership, or other entity, or (ii) owning a debt obligation of any such entity, provided that such debt obligation entitles such Partner to receive only interest that is fixed or varies by reference to an index or formula that is not based on the value or results of operations of such entity. Except as provided in this Section 8.2, this Agreement does not restrict the Partner's opportunities or ability to compete with the Partnership or each other with respect to their business activities.

          8.2.1  Time Limitations. The limitations set forth in this Section 8.2
                 ----------------
shall be applicable to each Partner while such Partner continues as a Partner of the Partnership, and for a period of two years thereafter.

          8.2.2  Geographic Limitations.  The limitations set forth in this
                 ----------------------
Section 8.2 shall be applicable within the geographic regions covered by the Beaumont and Lufkin BTAs referenced above in Section 1.4.

          8.2.3  Affiliates.  The limitations set forth in this Section 8.2 are
                 ----------
applicable to each of the Affiliates of each Partner, and each Partner shall cause each of its Affiliates to comply fully with these limitations.

          8.2.4  Non-Solicitation and Non-Interference.  Each Partner covenants
                 -------------------------------------
and agrees that it shall not take any action to solicit any customer of the Partnership in order to effect the termination of any contract between the customer and the Partnership, or otherwise interfere with a business relationship of the Partnership (including any employment or consulting relationship), that relates in any way to the business and purpose of the Partnership.

          8.2.5  Separate Agreements.  Each Partner acknowledges and agrees that
                 -------------------
the agreements set forth in this Section 8.2 each constitute separate agreements independently supported by good and adequate consideration and shall be severable from the other provisions of, and shall survive, this Agreement. The existence of any claim or cause of action of any Partner against any other Partner or the Partnership, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement of the covenants and agreements of such Partner contained in this Section 8.2.

          8.2.6  Limitations Reasonable; Reformation.  Each Partner agrees that
                 -----------------------------------
the limitations set forth herein on its rights to compete with the Partnership as set forth in this Section 8.2 are reasonable and necessary for the protection of the Partnership. In this regard, each Partner specifically agrees that the limitations as to period of time and geographic area, as well as all other restrictions on its activities specified herein, are reasonable and necessary for the protection of the Partnership. Each Partner agrees that, in the event that the provisions of this Section 8.2 should ever be deemed to exceed the scope of business, time or geographic limitations permitted by applicable law, such provisions shall be and are hereby reformed to the maximum scope of business, time or geographic limitations permitted by applicable law.

          8.2.7  Injunctive Relief. Subject to Article XV of this Agreement,
                 -----------------
each Partner agrees that the remedy at law for any breach by it of this Section
8.2 will be inadequate and that the Partnership and the other Partners shall each be entitled to injunctive relief.

      SECTION 8.3   CONFIDENTIAL INFORMATION.  Each Partner acknowledges that
                    ------------------------
its officers, employees, agents and other representatives will be afforded access to Confidential Information in connection with the Partner's involvement with the Partnership, and that public disclosure of such Confidential Information could have an adverse effect on the Partnership or the affected Partner. Each Partner hereby covenants and agrees that, during the term of this Agreement, and for a period of five years following the termination of this Agreement, the Partner will hold in confidence the Confidential Information and will not disclose it to any person except with the specific prior written consent of the Partnership or effected Partner, as appropriate, or except as otherwise expressly permitted by this Section 8.3 of this Agreement, as required by court order or applicable law, or, solely with respect to Confidential Information of the Partnership, as required by the disclosure requirements of applicable federal or state securities laws. Each Partner acknowledges that the provisions of this Section 8.3 are reasonable and necessary to prevent the improper use or disclosure of the Confidential Information.

          8.3.1  Scope of Application. Each Partner acknowledges and agrees that
                 --------------------
it is responsible for the actions or inaction of its officers, employees, agents and other representatives for purposes of the limitations provided by this
Section 8.3, and shall take all appropriate steps to ensure compliance by its officers, employees, agents and other representatives with the requirements of this Section 8.3.

          8.3.2  Trade Secrets. Any trade secrets of the Partnership, a Partner,
                 -------------
or any Affiliate thereof, will be entitled to all of the protections and benefits under the common law of the State of Texas and any other applicable law. If any information that the Partnership or a Partner deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. Each Partner hereby waives any requirement that the Partnership or another Partner submit proof of the economic value of any trade secret or post a bond or other security.

          8.3.3  Limitations and Exceptions.  None of the foregoing obligations
                 --------------------------
and restrictions applies to any part of the Confidential Information that a Partner demonstrates either (a) was known by the Partner prior to the date of this Agreement, (b) was or became generally available to the public other than as a result of a disclosure by the Partner, or (c) was made known to the Partner on a nonconfidential basis from a source other than the Partnership or effected Partner or its representatives or agents, provided that such source is not bound by a confidentiality agreement with, or other obligation of secrecy to, the Partnership, the effected Partner, or another party.

      SECTION 8.4   COOPERATIVE POLICIES AND PRACTICES.  Each Partner shall
                    ----------------------------------
prepare, and distribute to each of its employees, contractors, and/or other personnel, written policies, approved in advance by the Managing Partner, pursuant to which its personnel are made aware of the existence of the Partnership, are instructed to refrain from making any derogatory or negative statements about or regarding any of the other Partners or the Partnership, or any Affiliates thereof, in the course of carrying out their employment or consulting responsibilities for the Partner, and are put on notice that any deviation from the written policies will not be tolerated and will be dealt with in an appropriate manner by the Partner.

      SECTION 8.5   GOOD FAITH EFFORTS.  Each Partner shall make good faith
                    ------------------
efforts to comply with the duties, requirements, and obligations imposed on such Partner pursuant to the terms and conditions of this Agreement and applicable Contribution Agreements. Each Partner also shall, in connection with any ownership or operational changes that occur or are made with respect to such Partner, continue to perform its obligations under this Agreement and applicable Contribution Agreements in good faith until the change is completed, and otherwise use its best efforts to assure a smooth transition of operational and other matters in connection with the change.

                                   ARTICLE IX
                              ADDITIONAL PARTNERS

      SECTION 9.1   ADMISSION RESTRICTIONS.  No person shall be admitted to the
                    ----------------------
Partnership as a Partner without the affirmative vote of Partners holding more than 85% of the total number of Units then held by all Partners; provided, however, that a Partner may transfer all, but not less than all, of its Units to any Person directly or indirectly "controlling," "controlled by," or "under common control" with such Partner at any time, and such Person shall be admitted to the Partnership as a new Partner, without the need to obtain approval of any other Partner. For this purpose, the terms "controlling," "controlled by," and "under common control with" shall mean the ownership and possession, directly or indirectly, of at least 80% of the beneficial interests in the Person or Partner in question and the power to direct or cause the direction of the management and policies of the Person or Partner in question.

      SECTION 9.2   UNITS; CAPITAL CONTRIBUTIONS.  Upon the admission of an
                    ----------------------------
additional Partner, other than pursuant to a transfer permitted by Section 9.1 or Section 10.6, the Partners shall, pursuant to Section 6.2(k), determine the number of Units to be awarded to such Partner. Each additional Partner's initial Capital Contribution shall be an amount equal to the product of (a) the number of Units such Partner is awarded pursuant to this Section 9.2, multiplied by (b) the average Gross Asset Value per Unit immediately prior to such Partner's admission but after giving effect to the adjustments set forth in subparagraph (ii) of the definition of "Gross Asset Value" in connection with such admission. The initial Capital Contribution from each additional Partner shall made concurrently with the admission of such Partner to the Partnership. Additional Partners shall also make additional Capital Contributions pursuant to
Section 2.2 from time to time on the same basis as other Partners.

      SECTION 9.3   ADMISSION REQUIREMENTS.  No Person shall be admitted as an
                    ----------------------
additional Partner unless such Person executes, acknowledges, and delivers to the Partnership such instruments as the Managing Partner may deem necessary or advisable to effect the admission of such Person as an additional Partner, including (without limitation) the written acceptance and adoption by such Person of the provisions of this Agreement and a Contribution Agreement. Exhibit A shall be revised from time to time to reflect the admission of
---------
additional

Partners.

                                   ARTICLE X
                RIGHT TO TRANSFER UNITS, RIGHT OF FIRST REFUSAL,
                    TAG-ALONG RIGHTS, AND DRAG-ALONG RIGHTS

      SECTION 10.1   GENERAL RIGHT TO TRANSFER UNITS.  Except as otherwise
                     -------------------------------
provided below in this Article X and Article XI of this Agreement, a Partner may Transfer all or any portion of the Partner's Units at any time to any Person with or without the consent of any other Partner.

      SECTION 10.2   RIGHT OF FIRST REFUSAL.  If a Partner (the "Offering
                     ----------------------
Partner") desires to sell or otherwise dispose of all or any portion of the Offering Partner's interest in the Partnership pursuant to a Bona Fide Offer, the Offering Partner shall give written notice (the "Offer Notice") to each of the other Partners transmitting a copy of the Bona Fide Offer. The other Partners shall have the sole and exclusive right (the "Right of First Refusal") for a period of 45 days following the date on which the Offer Notice is given (the "Offer Period") to elect to purchase from the Offering Partner, on the same terms and conditions as are set forth in the Bona Fide Offer, all, but not less than all, of the portion of the Offering Partner's interest in the Partnership that is covered by the Offer Notice (the "Offered Interest"). The Right of First Refusal may be exercised by any one or more of the other Partners by delivery of written notice to the Offering Partner, with copies to the other Partners, prior to the expiration of the Offer Period. In the event that one or more of the other Partners timely elect to exercise the Right of First Refusal, the electing Partners shall purchase the Offered Interest in proportion to the respective interests that they own in the Partnership (disregarding the interests in the Partnership owned by the Offering Partner and any non-electing Partners), unless they otherwise mutually agree. In the event that none of the other Partners timely elect to exercise the Right of First Refusal, the Offering Partner shall be entitled to sell the Offered Interest pursuant to the Bona Fide Offer, subject to the rights and obligations provided below by Section 10.3,
Section 10.4, Section 10.5, Section 10.6, and Section 10.7. The procedures set forth in this Section 10.2 shall be repeated in the event that there is a material change in the terms and conditions of the Bona Fide Offer, prior to the closing of the sale or other disposition transaction pursuant to the Bona Fide Offer. Should the Bona Fide Offer provide for the payment by the offeror to the Offering Partner of consideration other than cash, the electing Partners shall have the right to pay the fair market value of such consideration in cash pursuant to this Section 10.2.

      SECTION 10.3   RIGHT OF FIRST LOOK.  If a Partner (the "Shopping Partner")
                     -------------------
desires to market (i.e., make an offer to sell or solicit an offer to purchase or otherwise acquire) all or any portion of the Shopping Partner's interest in the Partnership to one or more other Persons prior to receiving a Bona Fide Offer for such interest that the Shopping Partner desires to accept, the Shopping Partner must first offer to sell or otherwise dispose of the portion of the Shopping Partner's interest in the Partnership that the Shopping Partner will market to other Persons to the other Partners by giving written notice to each of the other Partners setting forth the material terms and conditions of the proposed sale transaction (the "Shopping Notice"). The other Partners shall have the sole and exclusive right (the "Right of First Look") for a period of 45 days following the date on which the Shopping Notice is given (the "Shop Period") to elect to purchase from the Shopping Partner, on the same terms and conditions as are set forth in the Shopping Notice, all, but not less than all, of the portion of the Shopping Partner's interest in the Partnership that is covered by the Shopping Notice (the "Shopped Interest"). The Right of First Look may be exercised by any one or more of the other Partners by delivery of written notice to the Shopping Partner, with copies to the other Partners, prior to the expiration of the Shop Period. In the event that one or more of the other Partners timely elect to exercise the Right of First Look, the electing Partners shall purchase the Shopped Interest in proportion to the respective interests that they own in the Partnership (disregarding the interests in the Partnership owned by the Shopping Partner and any non-electing Partners), unless they otherwise mutually agree. In the event that none of the other Partners timely elect to exercise the Right of First Look, the Shopping Partner shall be entitled to market and sell the Shopped Interest to any one or more other Persons on terms and conditions no less favorable to the Shopping Partner than the terms and conditions set forth in the Shopping Notice, subject to the rights and obligations provided below by this Section 10.3, Section 10.4, Section 10.5,
Section 10.6, and Section 10.7. Should the Shopping Notice provide for the payment by the Shopping Partner of consideration other than cash, the electing Partners shall have the right to pay the fair market value of such consideration in cash pursuant to this Section 10.3.

          10.3.1    Sale Notice.  The Shopping Partner shall give each other
                    -----------
Partner written notice setting forth the material terms and conditions of any transaction pursuant to which the Shopping Partner proposes to sell all or any portion of the Shopped Interest to one or more other Persons at least 10 days prior to the consummation of such transaction (the "Sale Notice"). In the event that the Shopping Partner attempts or proposes to sell all or any portion of the Shopped Interest to any one or more Persons on terms or conditions that are materially less favorable to the Shopping Partner than the terms or conditions set forth in the Shopping Notice, the other Partners shall have a Right of First Refusal (exercisable pursuant to terms and conditions comparable to those set forth above in Section 10.2 of this Agreement) to purchase the Shopped Interest on the terms and conditions set forth in the Sale Notice.

          10.3.2    Expiration of Shopping Notice.  The Shopping Notice shall
                    -----------------------------
expire at the close of business on the last day of the sixth calendar month following the month in which the Shop Period terminates. In the event that the Shopping Partner has not sold or entered into a binding obligation to sell the Shopped Interest prior to expiration of the Shopping Notice, the procedures set forth in this Section 10.3 shall be repeated in the event that the Shopping Partner desires to continue marketing all or any portion of the Shopped Interest.

          10.3.3    Exception From Right of First Refusal.  Except as otherwise
                    -------------------------------------
provided in this Section 10.3, the sale or other disposition of all or any portion of a Partner's interest in the Partnership pursuant to this Section 10.3 shall not be subject to the Right of First Refusal provided above by Section
10.2 of this Agreement.

      SECTION 10.4   TAG-ALONG RIGHTS.  In the event that a sale or other
                     ----------------
disposition of an Offered Interest or Shopped Interest would constitute a sale or other disposition of 50% or more of the outstanding Units, or otherwise constitute a Change of Control with respect to the Partnership, and none of the other Partners has timely elected to exercise the Right of First Refusal or Right of First Look , as applicable, then each other Partner can elect (by delivery of written notice within the Offer Period or Shop Period, as applicable, in accordance with Section 10.2 and Section 10.3, respectively) to participate in the sale or other disposition transaction, and require, as a condition to the closing of the transaction (the "Tag-Along Transaction"), that the proposed purchaser(s) acquire, on the same terms and conditions as is set forth for the Offered Interest in the Bona Fide Offer or as is given to the Shopping Partner for the Shopped Interest, as applicable, a portion of the total interest in the Partnership then held by such other Partner (the "Tag-Along Interest") equal to a fraction thereof, the numerator of which is the interest in the Partnership represented by the Offered Interest or Shopped Interest, as applicable, and the denominator of which is the total interest in the Partnership then held by the Offering Partner or Shopping Partner, as applicable. If any other Partner timely elects to participate in the Tag-Along Transaction, the Offering Partner or Shopping Partner, as applicable, shall not effect the Tag-Along Transaction unless the proposed purchaser(s) agree to acquire all of the Tag-Along Interests on the same terms and conditions as is set forth for the Offered Interest in the Bona Fide Offer or as is given to the Shopping Partner for the Shopped Interest, as applicable.

          10.4.1    Execution of Agreements. In connection with the closing of a
                    -----------------------
Tag-Along Transaction, the other Partners who have timely elected to participate in the transaction shall be obligated to execute such commercially reasonable documents and instruments of conveyance with respect to the Tag-Along Interests as may be necessary or appropriate to confirm and consummate the sale, assignment, and transfer of the Tag-Along Interests to the purchaser(s) in the Tag-Along Transaction, which may include such commercially reasonable and appropriate representations, warranties, and covenants as the Offering Partner or Shopping Partner, as applicable, shall be willing to execute on its behalf.

      SECTION 10.5   DRAG-ALONG RIGHTS.  In the event that a sale or other
                     -----------------
disposition of an Offered Interest or Shopped Interest would constitute a sale or other disposition of 50% or more of the outstanding Units, or otherwise constitute a Change of Control with respect to the Partnership, and none of the other Partners has timely elected to exercise the Right of First Refusal or Right of First Look, as applicable, then the Offering Partner or Shopping Partner, as applicable, can elect (by delivery of written notice to the other Partners within 30 days after the expiration of the Offer Period or Shop Period, as applicable) to require each other Partner that has not timely elected to participate in the sale or other disposition transaction pursuant to Section
10.4 to participate in the sale or other disposition transaction, and require, as a condition to the closing of the transaction (the "Drag-Along Transaction"), that each such other Partner sell or dispose, on the same terms and conditions as is set forth for the Offered Interest in the Bona Fide Offer or as is given to the Shopping Partner for the Shopped Interest, as applicable, a portion of the total interest in the Partnership then held by such other Partners (the "Drag-Along Interest") equal to a fraction thereof, the numerator of which is the interest in the Partnership represented by the Offered Interest or Shopped Interest, as applicable, and the denominator of which is the total interest in the Partnership then held by the Offering Partner or Shopping Partner, as applicable. Notwithstanding the foregoing, such other Partners shall not be required to participate in the Drag-Along Transaction unless the proposed purchaser(s) agree to acquire all of the Drag-Along Interests on the same terms and conditions as is set forth for the Offered Interest in the Bona Fide Offer or as is given to the Shopping Partner for the Shopped Interest, as applicable.

          10.5.1    Execution of Agreements. In connection with the closing of a
                    -----------------------
Drag-Along Transaction, the other Partners participating in the transaction pursuant to this Section 10.5 shall be obligated to execute such commercially reasonable documents and instruments of conveyance with respect to the Drag-Along Interests as may be necessary or appropriate to confirm and consummate the sale, assignment, and transfer of the Drag-Along Interests to the purchaser(s) in the Drag-Along Transaction, which may include such commercially reasonable and appropriate representations, warranties, and covenants as the Offering Partner or Shopping Partner, as applicable, shall be willing to execute on its behalf.

      SECTION 10.6   ADMISSION RESTRICTIONS.  A Person acquiring an interest in
                     ----------------------
the Partnership pursuant to this Article X shall be admitted to the Partnership as a new Partner only upon (i) the closing of the contemplated transaction in the manner permitted by Section 10.2, Section 10.3, Section 10.4, and Section
10.5 and (ii) such Person's execution, acknowledgment, and delivery to the Partnership of such instruments as the Managing Partner may deem necessary or advisable to effect the admission of such Person as an additional Partner, including (without limitation) the written acceptance and adoption by such Person of the provisions of this Agreement.

      SECTION 10.7   ADDITIONAL MATTERS.
                     ------------------

          10.7.1    Remedies. In the event that a Partner (including an Offering
                    --------
Partner or Shopping Partner) violates, or attempts to threatens to violate, the requirements of this Article X, the other Partners shall, to the extent permitted by applicable law, be entitled to (i) obtain injunctive relief, (ii) obtain a decree compelling specific performance, and/or (iii) obtain any other remedy legally allowed to them.

          10.7.2    Transaction Void. If an interest in the Partnership
                    ----------------
(including an Offered Interest, a Shopped Interest, a Tag-Along Interest, or a Drag-Along Interest) that is covered by this Article X is purportedly sold, assigned, transferred, or otherwise disposed of in a transaction that is not in compliance with the requirements of this Article X, such purported sale, assignment or transfer shall be void and have no force or effect.

          10.7.3    Confidentiality and Non-Disclosure. Each Partner agrees that
                    ----------------------------------
each Bona Fide Offer, Offer Notice, Shopping Notice, Sale Notice, the information contained in any of the foregoing, and the fact that discussions or negotiations are taking place with respect to transactions which are the subject thereof and the content of such discussions or negotiations (the "Confidential Transaction Information") received by it or any of its Representatives (as defined below) from any other Partner or any of the Representatives of any other Partner will be kept confidential by it, and will not be disclosed to any Person other than to such Partner's Representatives as permitted hereby or to one or more other Partners or their Representatives, without either the prior written consent of the Partner from which the same was received or as otherwise permitted by this Section 10.7.3. Confidential Transaction Information does not include information which is or becomes generally available to the public other than as a result of a disclosure by a Partner or its Representatives in violation of the provisions of this Section 10.7.3. A Partner may disclose Confidential Transaction Information to its directors, officers, employees, attorneys, accountants, lenders and other advisors (the "Representatives") who need to know the Confidential Transaction Information, are advised of the provisions of this Section 10.7.3 prior to disclosure of the Confidential Transaction Information to any of them, and who agree prior to their receipt of the Confidential Transaction Information to comply with the provisions of this
Section 10.7.3. Each Partner shall be responsible for any breach of the provisions of this Section 10.7.3 by any of its Representatives. Each Partner agrees that it shall use, and shall cause its Representatives to use, the Confidential Transaction Information solely for purposes of exercising the rights of the Partner under this Article X of this Agreement. Each Partner further agrees and acknowledges that a disclosing Partner shall be entitled to injunctive relief for a breach or threatened breach of the provisions of this
Section 10.7.3 by any other Partner or the Representatives of any other Partner.

                                  ARTICLE XI
                                RETIRING EVENTS

      SECTION 11.1   RETIRING EVENT.  For purposes of this Agreement, "Retiring
                     --------------
Event" means, with respect to any Partner, the first to occur of (a) the Bankruptcy of such Partner, or (b) the Withdrawal of such Partner in compliance with the requirements of Section 11.2. Upon the occurrence of a Retiring Event, the Partnership shall continue without dissolution, and the Retiring Partner shall cease to be a Partner and shall have no further right to participate in the Partnership's business, Profits, Losses, or distributions, nor any further rights or interests in or to the Partnership Property (including, without limitation, any cash, accounts receivable, or work in process), but shall have only the rights provided in this Article XI.

      SECTION 11.2   WITHDRAWAL.  Except as otherwise provided in this Section
                     ----------
11.2, a Partner may withdraw from the Partnership at any time by (i) giving written notice stating the effective date of such withdrawal to the Partnership and to every other Partner at least 180 Business

Days prior to such stated effective date ("Notice of Withdrawal"), and (ii) complying with the requirements of this Section 11.2.

          11.2.1  Time Restrictions.  A Partner may not withdraw from the
                  -----------------
Partnership at any time prior to the close of business on the later to occur of
(i) January 1, 2003, or (ii) the last day of the 24th month following the month in which such Partner becomes a Partner in the Partnership, without the unanimous consent of all other Partners.

          11.2.2  Financial Restrictions.  A Partner may withdraw from the
                  ----------------------
Partnership, and a Notice of Withdrawal will be considered effective for purpose of triggering a Withdrawal under this Section 11.2, only if, as of the close of business on the last day of the calendar quarter immediately preceding the calendar quarter in which the Withdrawal is to be effective as specified in the Notice of Withdrawal, the principal amount of the Partnership's Long-Term Debt is no greater than 6 times (i.e., 600% of) the aggregate amount of the Partnership's Operating Cash Flow for the four calendar quarters immediately preceding the calendar quarter in which the Notice of Withdrawal is to be effective [Long-Term Debt (6 x Operating Cash Flow for the four preceding calendar quarters)].

          11.2.3  Required Consents.  A Partner may not withdraw from the
                  -----------------
Partnership unless and until the Partnership has obtained consents from all creditors of the Partnership and other Persons whose consent to the Withdrawal would be required in order to avoid having the Withdrawal and payment of the Redemption Price constitute a default under the Partnership's agreements with such creditors and/or other Persons. The Managing Partner and other Partners shall use commercially reasonable efforts to obtain all such consents upon receipt of a Notice of Withdrawal.

      SECTION 11.3   REDEMPTION PRICE.  The "Redemption Price" of a Retiring
                     ----------------
Partner's interest in the Partnership shall be an amount equal to the Net Equity of the Retiring Partner's interest in the Partnership as of the last day of the month preceding the month during which the Retiring Event occurs, less any Partnership distributions to the Retiring Partner after such day. The accounting firm regularly employed by the Partnership shall give notice of the Redemption Price to the Partnership and the Retiring Partner as soon as reasonably possible.

      SECTION 11.4   CLOSING AND PAYMENT OF THE REDEMPTION PRICE.
                     -------------------------------------------

          11.4.1  Closing. The closing of the redemption of the Retiring
                  -------
Partner's interest in the Partnership otherwise permitted pursuant to this
Article XI shall occur on the date specified in the Notice of Withdrawal, or on such other day as the Retiring Partner and the Managing Partner mutually agree (the "Closing Date"); provided, however, that in the event the redemption is triggered by a Bankruptcy of the Retiring Partner, the Closing Date shall occur no later than the 30th day following the day that the notice of the Redemption Price of the Retiring Partner's interest is given pursuant to Section 11.3.

          11.4.2  Terms of Payment.  At the election of the Partnership, the
                  ----------------
Redemption Price shall be paid pursuant to either of the following alternative methods (the "Redemption Payments"): (A) cash on the Closing Date in an amount equal to 80% of the Redemption Price; or (B)(i) cash on the Closing Date in an amount equal to 20% of the Redemption Price, and (ii) the issuance by the Partnership of a promissory note for the remaining 80% of the Redemption Price, the terms of which shall (a) require payment in equal annual installments on the next four consecutive anniversaries of the Closing Date, (b) require the accrual of interest on the unpaid portion of the promissory note at the Prime Rate in effect on the Closing Date, compounded semi-annually from the Closing Date, adjusted thereafter on the first day of each January and July, (c) require the payment of all such interest accrued through the date on which each installment under the promissory note is due simultaneously with each such installment, (d) provide that the promissory note is unsecured or, at the election of the Retiring Partner, secured solely by the portion of the redeemed interest in the Partnership equal to the unpaid principal portion of the Redemption Price (with no voting rights prior to a default under the promissory note), and (e) provide such other commercially reasonable terms and conditions as are customary and appropriate for transactions of this kind. The receipt by the Retiring Partner of the Redemption Payments shall be deemed to be payment in full satisfaction of all of the Retiring Partner's rights, title and interest pertaining to the redeemed interest in the Partnership.

          11.4.3  Execution of Agreements.  On the Closing Date, the Partnership
                  -----------------------
and the Retiring Partner shall execute such commercially reasonable documents and instruments of conveyance as may be necessary or appropriate to confirm the redemption of the Retiring Partner's interest in the Partnership, and the Withdrawal of the Retiring Partner as a Partner as of the Closing Date.

      SECTION 11.5   NET EQUITY.
                     ----------

          11.5.1    Definition.  The "Net Equity" of a Partner's interest, as of
                    ----------
any day, shall be the amount that would be distributed to such Partner in liquidation of the Partnership pursuant to Article XII if (a) the Gross Asset Values of Partnership assets were adjusted to reflect the fair market value of the Partnership assets as set forth in subparagraph (ii) of the definition of "Gross Asset Value", (b) all of the Partnership's assets were sold for their Gross Asset Values, as so adjusted, (c) the Partnership paid its accrued, but unpaid, debts and liabilities, including all taxes, costs, and other expenses associated with the sale, and established reserves pursuant to Section 12.3 for the payment of reasonably anticipated contingent or unknown liabilities, and (d) the Partnership distributed the remaining proceeds to the Partners in liquidation, all as of such day; provided, however, that in determining such Net Equity, no reserve for contingent or unknown liabilities shall be taken into account if such Partner (or such Partner's successor in interest) agrees in writing to indemnify the Partnership and all other Partners for that portion of any reserve as would be treated as having been withheld pursuant to Section 12.3 from the distribution such Partner otherwise would have received pursuant to
Section 12.2 if no such reserve were established.

          11.5.2    Determination. The Net Equity of a Partner's interest shall
                    -------------
be determined, without audit or certification, from the books and records of the Partnership by the accounting firm regularly employed by the Partnership, and the amount of such Net Equity shall be disclosed to the Partnership and each of the Partners by written notice. The Net Equity determination of such accountants shall be final and binding in the absence of a showing of gross negligence or willful misconduct.

      SECTION 11.6   EXCLUSIVE OBLIGATIONS AND RELEASE.  The obligations of the
                     ---------------------------------
Partnership set forth in this Article XI shall constitute the entire obligation owed by the Partnership to a Retiring Partner, and the Retiring Partner shall have no other rights, claims, or interests against or with respect to the Partnership or the remaining Partners in connection with a Retiring Event. Except with respect to such obligations of the Partnership, the Retiring Partner, and each of such Retiring Partner's heirs, successors, assigns, personal representatives, executors, and attorneys (collectively, the "Releasors"), HEREBY RELEASE, ACQUIT, AND FOREVER DISCHARGE the Partnership and the remaining Partners, and their respective officers, directors, agents, employees, heirs, successors, assigns, personal representatives, executors, attorneys, and accountants (collectively, the "Releasees"), from all Expenses or any other relief, and from all obligations, promises, judgments, contracts or executions of any nature, whether or not now known, accrued or unaccrued, in law or in equity, claims arising under tort, contract or statute that any of the Releasors has or may ever have had against the Releasees arising out of, relating to, or touching upon the Partnership, this Agreement or any agreement executed in connection herewith or with the Partnership, including without limitation (i) any claim relating to any breach of fiduciary duty by any Releasee, (ii) any claim relating to any contravention or failure to comply with this Agreement by any Releasee, or (iii) any other claim, liability, or obligation arising out of, relating to, or touching upon the Partnership, this Agreement or any agreements executed in connection herewith. IT IS THE EXPRESS INTENTION OF THE RELEASORS TO GIVE THE FOREGOING RELEASE NOTWITHSTANDING THE ORDINARY, STRICT, SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY RELEASEE.

                                  ARTICLE XII
                          DISSOLUTION AND WINDING UP

      SECTION 12.1   LIQUIDATING EVENTS.  The Partnership shall dissolve and
                     ------------------
commence winding up and liquidating upon the first to occur of any of the following ("Liquidating Events"):

          (a) the affirmative vote of Partners holding more than 85% of the total number of Units then held by all Partners to dissolve, wind up, and liquidate the Partnership;

          (b) the happening of any other event that makes it unlawful or impossible to carry on the business of the Partnership; or

          (c)  any event which causes there to be only one Partner.

The Partners hereby agree that, notwithstanding any provision of the Act, the Partnership shall not dissolve prior to the occurrence of a Liquidating Event. If it is determined, by a court of competent jurisdiction, that the Partnership has dissolved prior to the occurrence of a Liquidating Event, the Partners hereby agree to continue the business of the Partnership without a winding up or liquidation.

      SECTION 12.2   WINDING UP. Upon the occurrence of a Liquidating Event, the
                     ---------
Partnership shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners and no Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, winding up the Partnership's business and affairs. To the extent not inconsistent with the foregoing, all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding on the Partners until such time as the Partnership Property has been distributed pursuant to this Section 12.2 and the Partnership has terminated. The Managing Partner shall be responsible for overseeing the winding up and liquidation of the Partnership, shall take full account of the Partnership's liabilities and Partnership Property, shall cause the Partnership Property to be liquidated as promptly as is consistent with obtaining the fair value thereof, and shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed in the following order:

          (a) First, to creditors other than Partners in satisfaction of all of the Partnership's debts and liabilities to such creditors other than liabilities for which reasonable provision for payment has been made and liabilities for distributions under the Act;

          (b) Second, to the Partners in satisfaction of all of the Partnership's debts and liabilities to Partners other than liabilities for which reasonable provision for payment has been made; and

          (c) The balance, if any, to the Partners in accordance with their positive Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

No Partner shall receive any additional compensation for any services performed pursuant to this Article XII. Each Partner acknowledges and agrees that the provisions of this Section 12.2 regarding the priority of distributions of the assets of the Partnership to be made upon its liquidation shall supersede any other rights that the Partner may have with respect thereto, hereby expressly waives any rights which the Partner, as a creditor of the Partnership, might otherwise have under the Act to receive distributions of assets pari passu with
                                                                ---- -----
the other creditors of the Partnership in connection with a distribution of assets of the Partnership in satisfaction of any liability of the Partnership, and hereby subordinates any such rights to the rights of such creditors.

      SECTION 12.3   COMPLIANCE WITH CERTAIN REQUIREMENTS.  In the event the
                     ------------------------------------
Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(iii)(g), (a) distributions shall be made pursuant to this Article XIII to the Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2), and (b) if any Partner's Capital Account has a deficit balance (after giving effect to all contributions, distributions, and allocations for all taxable years, including the taxable year during which such liquidation occurs), such Partner shall contribute to the capital of the Partnership the amount necessary to restore such deficit balance to zero in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(3). With the approval of the Partners, a pro rata portion of the distributions that would otherwise be made to the Partners pursuant to Section 12.2(c) may be:

          (a) distributed to a trust established for the benefit of the Partners solely for the purposes of liquidating Partnership Property, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the Partners arising out of or in connection with the Partnership; provided, however, that the assets of any such trust may be distributed to the Partners from time to time, in the reasonable discretion of the Partners, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the Partners pursuant to Section 12.2(c); or

          (b) withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to allow for the collection of the unrealized portion of any installment obligations owed to the Partnership; provided, however, that such withheld amounts shall be distributed to the Partners as soon as practicable.

The portion of the distributions that would otherwise have been made to each of the Partners that is instead distributed to a trust pursuant to Section 12.3(a) or withheld to provide a reserve pursuant to Section 12.3(b) shall be determined in the same manner as the expense or deduction would have been allocated if the Partnership had realized an expense equal to such amounts immediately prior to distributions being made pursuant to Section 12.2.

      SECTION 12.4  DEEMED DISTRIBUTION AND RECONTRIBUTION.  In the event the
                    --------------------------------------
Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership Property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, the Partnership shall be deemed to have distributed the Partnership Property in-kind to the Partners, who shall be deemed to have assumed and taken subject to all Partnership liabilities, all in accordance with their respective Capital Accounts and if any Partner's Capital Account has a deficit balance (after giving effect to all contributions, distributions and allocations for all taxable years, including the taxable year during which such liquidation occurs), such Partner shall contribute to the capital of the Partnership the amount necessary to restore such deficit balance to zero in compliance with Regulations
Section 1.704-1(b)(2)(ii)(b)(3). Immediately thereafter, the Partners shall be deemed to have recontributed the Partnership Property in-kind to the Partnership, which shall be deemed to have assumed and taken subject to all such liabilities.

      SECTION 12.5  RIGHTS OF PARTNERS.  Each Partner shall look solely to the
                    ------------------
assets of the Partnership for the return of his Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. No Partner shall have priority over any other Partner as to the return of his Capital Contributions, distributions, or allocations.

      SECTION 12.6  NOTICE OF DISSOLUTION.  In the event a Liquidating Event
                    ---------------------
occurs, or an event occurs that would, but for provisions of Section 12.1, result in a dissolution of the Partnership, the Partnership shall, within 30 days thereafter, (a) provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business, and
(b) publish notice of such dissolution in a newspaper of general circulation in each place in which the Partnership regularly conducts business.

                                  ARTICLE XII
                        BOOKS, RECORDS, AND ACCOUNTING

      SECTION 13.1  MAINTENANCE OF BOOKS AND RECORDS.  The Partnership shall
                    --------------------------------
maintain at its principal place of business separate books of account for the Partnership which shall show, in accordance with GAAP, a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the conduct of the Partnership and the operation of the Partnership business in accordance with this Agreement.

      SECTION 13.2  ACCOUNTING MATTERS.
                    ------------------

          13.2.1      Accrual Method.  The Partnership shall use the accrual
                      --------------
method of accounting in preparation of its annual reports and for tax purposes and shall keep its books accordingly.

          13.2.2      Certain Amounts Paid to Partners.  All amounts payable
                      --------------------------------
 under any agreement between the Partnership on the one hand and the Partners or their Affiliates on the other hand shall be treated as occurring between the Partnership and a Person who is not a Partner within the meaning of Section 707(a)(1) of the Code and such amounts payable by the Partnership to any Partner or its Affiliates shall be considered an expense or capital cost, as the case may be, of the Partnership for income tax and financial reporting purposes, and shall not be considered a distribution to such Partner including, without limitation, in maintaining such Partner's Capital Account, and any such amounts payable by any Partner or its Affiliates to the Partnership shall not be considered a contribution to the Partnership, including, without limitation, in maintaining such Partner's Capital Account.

      SECTION 13.3  ACCESS TO BOOKS AND RECORDS.  Any Partner, or any agents or
                    ---------------------------
representatives of any Partner, at the Partner's own expense and without notice to any other Partner, may examine, copy and audit the books and records of the Partnership and make copies of and abstracts from the financial and operating records and books of account of the Partnership, and discuss the affairs, finances and accounts of the Partnership with the independent accountants of the Partnership, all at such reasonable times and as often as such Partner or any agents or representatives of such Partner may reasonably request. The rights granted to a Partner pursuant to this Section 13.3 are expressly subject to compliance by such Partner with the confidentiality procedures and guidelines of the Partnership, as such procedures and guidelines may be established from time to time.

      SECTION 13.4    FINANCIAL REPORTS.  Within 45 days after the end of each
                      -----------------
Fiscal Quarter, and within 90 days after the end of each Fiscal Year, the Partnership shall provide each Partner with a copy of the balance sheet of the Partnership as of the last day of such Fiscal Quarter or Fiscal Year, as applicable, a statement of the Partnership's cash flow for such Fiscal Quarter (including year-to-date information) or Fiscal Year, as applicable, a statement of income or loss for the Partnership for such Fiscal Quarter (including year-to-date information) or Fiscal Year, as applicable, and a statement of the Partners' Capital Accounts and changes therein for such Fiscal Quarter (including year-to-date information) or Fiscal Year, as applicable. Such financial reports shall be prepared in accordance with GAAP and reviewed by the Partnership's accountants;

provided, however, that the reports for each Fiscal Year shall be audited reports prepared by the Partnership's accountants.

      SECTION 13.5  TAX MATTERS.
                    -----------

          13.5.1      Tax Elections.  The Tax Matters Partner is authorized
                      -------------
to make any and all elections for federal, state, local and foreign tax purposes including, without limitation, any election, if permitted by applicable law: (i) with the consent of all of the Partners, to adjust the basis of Partnership Property pursuant to Code Sections 754, 734(b) and 743(b), or comparable provisions of state, local or foreign law, in connection with Transfers of Partnership interests and Partnership distributions; (ii) with the consent of all of the Partners, to extend the statute of limitations for assessment of tax deficiencies against Partners with respect to adjustments to the Partnership's federal, state, local or foreign tax returns; and (iii) to the extent provided in Code Sections 6221 through 6231, to represent the Partnership and the Partners before taxing authorities or courts of competent jurisdiction in tax matters affecting the Partnership and the Partners in their capacities as Partners, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Partners with respect to such tax matters or otherwise affect the rights of the Partnership and the Partners; provided, however, that the Tax Matters Partner shall not, without the consent of all of the Partners, do any of the following: (a) enter into a settlement agreement with the Internal Revenue Service which purports to bind Partners other than the Managing Partner; (b) file a petition as contemplated in Section 6226(a) or 6228 of the Code, (c) intervene in any action as contemplated by Section 6226(b) of the Code, or (d) file any request contemplated by Section 6227(b) of the Code. The Tax Matters Partner is specifically authorized to act in such capacity on behalf of the Partnership under the Code and in any similar capacity under state or local law.

          13.5.2      Tax Returns.  The Partnership shall furnish each Partner
                      -----------
with a copy of each income tax return filed by the Partnership, together with any schedules or other information which each Partner may require in connection with such Partner's own tax affairs.

      SECTION 13.6  BANKING.  All funds of the Partnership shall be deposited in
                    -------
the Partnership's name, in such account or accounts with banks the deposits of which are insured by the FDIC as may be approved by the Managing Partner; provided, however, that the Managing Partner may elect to deposit all or a portion of the funds standing in the Partnership reserves in interest-bearing accounts with, or apply such funds to purchase short-term interest-bearing investments issued or guaranteed as to payment by, such banks or other financial institutions the deposits of which are insured by the FDIC, or the United States (or its agencies or instrumentalities). Withdrawals of funds from Partnership accounts shall be made on such signature or signatures as the Managing Partner may approve from time to time.

                                  ARTICLE XIV
                              DISPUTE RESOLUTION

      SECTION 14.   AGREEMENT TO USE PROCEDURE.   The Partners have entered into
                    --------------------------
this Agreement in good faith and in the belief that it is mutually advantageous to them. It is with that same spirit of cooperation that they pledge to attempt to resolve any dispute amicably without the necessity of litigation. Accordingly, if a dispute arises between or among them and/or the Partnership relating to this Agreement (a "Dispute"), they will first utilize the procedures specified in this Article XVI (the "Procedure") prior to the commencement of any legal action; provided, however, that the use of this Procedure shall not be required prior to seeking and obtaining either a temporary restraining order or preliminary injunction pursuant to Section 8.2.7 or Section 10.7.3 of this Agreement (but shall be required prior to seeking and obtaining a permanent injunction pursuant to Section 8.2.7 or Section 10.7.3 so long as any temporary restraining order or preliminary injunction remains in effect).

      SECTION 14.2  INITIATION OF PROCEDURE.  The Partner(s) seeking to initiate
                    -----------------------
the Procedure (the "Initiating Party") shall give written notice to the other Partners setting forth a general description of the nature of the Dispute, the Initiating Party's claim for relief, and the identity of one or more individuals with authority to settle the Dispute on behalf of the Initiating Party. The Partner(s) receiving such notice (the "Responding Party") shall have five business days within which to designate by written notice to the Initiating Party one or more individuals with authority to settle the Dispute on behalf of the Responding Party. The individuals so designated by the Initiating Party and the Responding Party shall be known as the "Authorized Individuals."

      SECTION 14.3  DIRECT NEGOTIATIONS.  The Authorized Individuals shall be
                    -------------------
entitled to make such investigation of the Dispute as they deem appropriate, but agree to promptly, and in no event later than 30 days from the date of the Initiating Party's written notice, meet to discuss in good faith a resolution of the Dispute. The Authorized Individuals shall meet at such times and places and with such frequency as they may agree. If the Dispute has not been resolved within 30 days from the date of their initial meeting, the parties shall cease direct negotiations and shall submit the Dispute to mediation in accordance with the following provisions of this Article XIV.

      SECTION 14.4  SELECTION OF MEDIATOR.  After direct negotiations have
                    ---------------------
ceased, the Authorized Individuals shall work together in good faith to select one qualified attorney-mediator not affiliated with any of the parties. If the Authorized Individuals are not able to agree on a mediator within five business days from the date they cease direct negotiations, the Initiating Party and the Responding Party each shall select a mediator (collectively, the "Preliminary Mediators"). The Preliminary Mediators shall in turn select another mediator to alone preside over the mediation of the Dispute.

      SECTION 14.5  TIME AND PLACE FOR MEDIATION.  In consultation with the
                    ----------------------------
mediator selected, the parties shall promptly designate a mutually convenient time and place for the mediation, and unless circumstances require otherwise, such time to be not later than 45 days after selection of the mediator.

      SECTION 14.6  EXCHANGE OF INFORMATION.  In the event any Partner has
                    -----------------------
substantial need for information in the possession of another Partner and/or the Partnership in order to prepare for the mediation, such Partner(s) and/or the Partnership, as the case may be, shall attempt in good faith to agree on procedures for the expeditious exchange of such information. If no agreement is reached in this regard, the mediator shall decide on the appropriate procedures.

      SECTION 14.7  SUMMARY OF VIEWS.  At least seven days prior to the first
                    ----------------
scheduled session of the mediation, the Initiating Party and the Responding Party shall each deliver to the mediator and to the other Partner(s) a concise written summary of the facts concerning the matter in Dispute, and such other matters required by the mediator. The mediator may also request, as the mediator determines is appropriate, that a confidential issue paper be submitted to the mediator by both or either of the Initiating Party and Responding Party.

      SECTION 14.8  PARTIES TO BE REPRESENTED.  In the mediation, the Initiating
                    -------------------------
Party and Responding Party shall be represented by an Authorized Individual and may be represented by counsel. In addition, the Initiating Party and Responding Party may, with permission of the mediator, bring such additional persons as needed to respond to questions, contribute information and participate in the negotiations.

      SECTION 14.9  CONDUCT OF MEDIATION.  The mediator shall determine the
                    --------------------
format for the meetings, designed to assure that both the mediator and the Authorized Individuals have an opportunity to hear an oral presentation of each party's views on the matter in dispute, and that the Authorized Individuals attempt to negotiate a resolution of the matter in dispute, with or without the assistance of counsel or others, but with the assistance of the mediator. To this end, the mediator is authorized to conduct both joint meetings and separate private caucuses with the Authorized Individuals. The mediation session shall be private, and all information and statements shall remain confidential. The mediator will keep confidential all information learned in private caucus with any party unless specifically authorized by such party to make disclosure of the information to the other party to the Dispute. The parties to the Dispute shall keep confidential, and shall not use for any other purpose, all information and statements obtained or made in the course of the mediation process. The parties to the Dispute commit to participate in the proceedings in good faith with the intention of resolving the Dispute if at all possible.

      SECTION 14.10 TERMINATION OF PROCEDURE.  The parties to the Dispute agree
                    ------------------------
to participate in the mediation procedure to its conclusion. The mediation shall be terminated (i) by the execution of a settlement agreement by the parties to the Dispute, (ii) by a declaration of the mediator that the mediation is terminated, or (iii) by a written declaration of a party to the Dispute to the effect that the mediation process is terminated at the conclusion of one full day's mediation session. Even if the mediation is terminated without a resolution of the Dispute, the parties to the Dispute agree not to terminate negotiations and not to commence any legal action or seek other remedies prior to the expiration of five days following the mediation. Notwithstanding the foregoing, any party may commence litigation within such five day period if litigation could be barred by an applicable statute of limitations or in order to request an injunction to prevent irreparable harm.

      SECTION 14.11 FEES OF MEDIATOR, DISQUALIFICATION.  The fees and expenses
                    ----------------------------------
of the mediator shall be shared equally by the Initiating Party, on the one hand, and the Responding Party, on the other hand. The mediator shall be disqualified as a witness, consultant, expert or counsel for any party to the Dispute with respect to the Dispute and any related matters.

      SECTION 14.12 CONFIDENTIALITY.  Mediation is a compromise negotiation for
                    ---------------
purposes of the Federal and State Rules of Evidence and constitutes privileged communication under Texas and Louisiana law. The entire mediation process is confidential, and no stenographic, visual or audio record shall be made. All conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the mediation by any party to the Dispute, their respective agents, employees, representatives or other invitees and by the mediator are confidential and shall, in addition and where appropriate, be deemed to be privileged. Such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible for any purposes, including impeachment, in any litigation or other proceeding involving the parties to the Dispute, and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative of any of the parties to the Dispute; provided, however, that evidence otherwise discoverable or admissible is not excluded from discovery or admission as a result of its use in the mediation.

                                  ARTICLE XV
                                 MISCELLANEOUS

      SECTION 15.1  AMENDMENTS.  Any provision of this Agreement  may be amended
                    ----------
from time to time upon the affirmative vote of Partners holding more than 60% of the total number of Units then held by all Partners.

      SECTION 15.2  ENTIRE AGREEMENT.  This Agreement sets forth the entire
                    ----------------
agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings among the parties with respect to the subject matter hereof.

      SECTION 15.3  NOTICES.  All notices, requests, demands, claims, and other
                    -------
communications pertaining to this Agreement ("Notices") must be in writing, must be sent to the addressee at the address set forth in this Section, or at such other address as the addressee has designated by a Notice given in the manner set forth in this Section, and must be sent by telegram, telex, facsimile, electronic mail, courier, or prepaid, certified U.S. mail. Notices will be deemed given (a) when received if (i) sent by telegram, telex, electronic mail or facsimile, and (ii) received between the hours of 8:00 a.m. and 5:00 p.m., local time of the destination address, on a business day (with confirmation of completed transmission sufficing as prima facie evidence of receipt of a notice sent by telex, telecopy, electronic mail, or facsimile), and (b) when delivered and receipted for (or when attempted delivery is refused at the address where sent) if sent by courier or by certified U.S. mail. Notices sent by telegram, telex, electronic mail, or facsimile and received after 5:00 p.m. any day and before 7:59 a.m. the next business day, local time of the destination address, will be deemed given at 8:00 a.m. on such next business day. The addresses for Notice are as follows:

     Unwired:                 US Unwired Newco, Inc.
     -------
                              Post Office Box 3709
                              One Lakeshore Drive, Suite 1900
                              Lake Charles, Louisiana 70629
                              Facsimile No.: (318) 497-3479
                              Telephone No.: (318) 436-9000
                              Attention: Thomas A. Henning

     Fort Bend:               [Fort Bend Newco]
     ---------
                              1260 Pin Oak Road
                              Katy, Texas 77493
                              Facsimile No.: (281) 396-5524
                              Telephone No.: (281) 396-5759
                              Attention: George V. Head

     XIT:                     XIT Leasing, Inc.
     ---
                              P.O. Box 2008
                              314 W Texas
                              Brazoria, Texas 77422
                              Facsimile No.: (409) 798-3005
                              Telephone No.: (409) 798-2121
                              Attention: Gilbert R. Rasco

      SECTION 15.4  BINDING EFFECT.  Every covenant, term, and provision of this
                    --------------
Agreement shall be binding upon and inure to the benefit of the Partners and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

      SECTION 15.5  CONSTRUCTION.  Every covenant, term, and provision of this
                    ------------
Agreement shall be construed simply according to its fair meaning and not strictly for or against any Partner. The terms of this Agreement are intended to embody the economic relationship among the Partners and shall not be subject to modification by, or be conformed with, any actions by the Internal Revenue Service except as this Agreement may be explicitly so amended and except as may relate specifically to the filing of tax returns.

      SECTION 15.6  HEADINGS.  Section and other headings contained in this
                    --------
Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

      SECTION 15.7  SEVERABILITY.  Except as provided in the succeeding
                    ------------
sentence, every provision of this Agreement is intended to be severable, and if any term or provision is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 15.7 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Partner to lose the benefit of its economic bargain.

      SECTION 15.8  INCORPORATION BY REFERENCE.  Every exhibit, schedule, and
                    --------------------------
other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

      SECTION 15.9  FURTHER ACTION.  Each Partner agrees to perform all further
                    --------------
acts and execute, acknowledge, and deliver any documents which may be reasonably necessary, appropriate, or desirable to carry out the provisions of this Agreement.

      SECTION 15.10  COUNTERPARTS.  This Agreement may be executed in any number
                     ------------
of counterparts with the same effect as if all of the Partners had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

      SECTION 15.11  GOVERNING LAW.  THE LAWS OF THE STATE OF LOUISIANA SHALL
                     -------------
GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION OF THE RIGHTS AND DUTIES OF THE PARTNERS.


                           [SIGNATURES ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties have entered into this Agreement of Partnership as of the date first above set forth.

                              US UNWIRED, INC.


                              By:_______________________________

                              Name:_____________________________

                              Title:____________________________


                              [FORT BEND NEWCO]


                              By:_______________________________

                              Name:_____________________________

                              Title:____________________________


                              XIT LEASING, INC.


                              By:_______________________________

                              Name:_____________________________

                              Title:____________________________

                                   EXHIBIT A

                             PARTNERSHIP AGREEMENT
                                      OF

                                 TEXAS UNWIRED
                                 -------------


     ------------------------------------------------------------
     PARTNER NAMES & ADDRESSES           CAPITAL ACCOUNT   UNITS
     ------------------------------------------------------------
     US Unwired, Inc.                   $  __________       80.0

     Post Office Box 3709
     One Lakeshore Drive, Suite 1900
     Lake Charles, Louisiana 70629
     ------------------------------------------------------------
     [Fort Bend Newco]                  $  __________       15.0

     2012 Avenue G
     P.O. Box 1127
     Rosenberg, Texas 77471
     ------------------------------------------------------------
     XIT Leasing, Inc.                  $  __________        5.0


     ------------------------------------------------------------

                                   EXHIBIT B

                             PARTNERSHIP AGREEMENT
                                       OF

                                 TEXAS UNWIRED




                        FORM OF CONTRIBUTION AGREEMENT

                             PARTNERSHIP AGREEMENT

                                      OF

                                 TEXAS UNWIRED

                               TABLE OF CONTENTS

ARTICLE I    THE PARTNERSHIP..............................................    1
     SECTION 1.1   FORMATION..............................................    1
                   ---------
     SECTION 1.2   NAME...................................................    1
                   ----
     SECTION 1.3   ORGANIZATION...........................................    1
                   ------------
     SECTION 1.4   PURPOSE................................................    1
                   -------
     SECTION 1.5   PLACE OF BUSINESS......................................    1
                   -----------------
     SECTION 1.6   TERM...................................................    2
                   ----
     SECTION 1.7   TITLE TO PROPERTY......................................    2
                   -----------------
     SECTION 1.8   PAYMENTS OF INDIVIDUAL OBLIGATIONS.....................    2
                   ----------------------------------
     SECTION 1.9   TRANSACTIONS WITH PARTNERS.............................    2
                   --------------------------
     SECTION 1.10  RECISSION..............................................    2
                   ---------

ARTICLE II   DEFINITIONS..................................................    2

ARTICLE III  CAPITAL CONTRIBUTIONS; LOANS.................................   12
     SECTION 3.1   PARTNERS...............................................   12
                   --------
     SECTION 3.2   ADDITIONAL CAPITAL CONTRIBUTIONS.......................   12
                   --------------------------------
     SECTION 3.3   WITHDRAWAL OF CAPITAL..................................   12
                   ---------------------
     SECTION 3.4   LOANS..................................................   13
                   -----

ARTICLE IV   ALLOCATIONS..................................................   13
     SECTION 4.1   PROFITS AND LOSSES.....................................   13
                   ------------------
     SECTION 4.2   SPECIAL ALLOCATIONS....................................   13
                   -------------------
     SECTION 4.3   CURATIVE ALLOCATIONS...................................   14
                   --------------------
     SECTION 4.4   OTHER ALLOCATION RULES.................................   15
                   ----------------------
     SECTION 4.5   CODE SECTION 704(c)....................................   15
                   -------------------

ARTICLE V    PAYMENTS AND DISTRIBUTIONS...................................   16
     SECTION 5.1   GUARANTEED PAYMENTS....................................   16
                   -------------------
     SECTION 5.2   PERIODIC DISTRIBUTIONS.................................   16
                   ----------------------
     SECTION 5.3   ESTIMATED TAXES........................................   16
                   ---------------
     SECTION 5.4   AMOUNTS WITHHELD.......................................   16
                   ----------------

ARTICLE VI   MANAGEMENT...................................................   16
     SECTION 6.1   GENERAL................................................   16
                   -------
     SECTION 6.2   SPECIAL CONSENT REQUIREMENTS...........................   16
                   ----------------------------
     SECTION 6.3   MANAGING PARTNER OBLIGATIONS...........................   18
                   ----------------------------
     SECTION 6.4   COMPENSATION...........................................   19
                   ------------
     SECTION 6.5   EXPENSES...............................................   19
                   --------
     SECTION 6.6   MANAGING PARTNER TERM AND REMOVAL......................   19
                   ---------------------------------
     SECTION 6.7   ELECTION OF MANAGING PARTNER...........................   20
                   ----------------------------
     SECTION 6.8   DUTY OF CARE: GOOD FAITH ACTIONS.......................   20
                   --------------------------------
     SECTION 6.9   INDEMNIFICATION OF MANAGING PARTNER....................   20
                   -----------------------------------

ARTICLE VII  PARTNERSHIP MEETINGS.........................................   20
     SECTION 7.1   GENERAL................................................   20
                   -------
     SECTION 7.2   MEETINGS...............................................   20
                   --------
     SECTION 7.3   UNANIMOUS CONSENT......................................   21
                   -----------------
     SECTION 7.4   VOTE BY PROXY..........................................   21
                   -------------
     SECTION 7.5   EMERGENCY PROCEDURES...................................   21
                   --------------------
     SECTION 7.6   RECORDS................................................   21
                   -------
     SECTION 7.7   RETIRING PARTNERS......................................   21
                   -----------------

ARTICLE VIII RIGHTS AND DUTIES OF PARTNERS................................   21
     SECTION 8.1   DUTY OF LOYALTY........................................   21
                   ---------------
     SECTION 8.2   COVENANT NOT TO COMPETE................................   22
                   -----------------------
     SECTION 8.3   CONFIDENTIAL INFORMATION...............................   23
                   ------------------------
     SECTION 8.4   COOPERATIVE POLICIES AND PRACTICES.....................   24
                   ----------------------------------
     SECTION 8.5   GOOD FAITH EFFORTS.....................................   24
                   ------------------

ARTICLE IX   ADDITIONAL PARTNERS..........................................   24
     SECTION 9.1   ADMISSION RESTRICTIONS.................................   24
                   ----------------------
     SECTION 9.2   UNITS; CAPITAL CONTRIBUTIONS...........................   24
                   ----------------------------
     SECTION 9.3   ADMISSION REQUIREMENTS.................................   25
                   ----------------------

ARTICLE X    RIGHT TO TRANSFER UNITS, RIGHT OF FIRST REFUSAL, TAG-ALONG
     RIGHTS, AND DRAG-ALONG RIGHTS........................................   25
     SECTION 10.1  GENERAL RIGHT TO TRANSFER UNITS........................   25
                   -------------------------------
     SECTION 10.2  RIGHT OF FIRST REFUSAL.................................   25
                   ----------------------
     SECTION 10.3  RIGHT OF FIRST LOOK....................................   26
                   -------------------
     SECTION 10.4  TAG-ALONG RIGHTS.......................................   27
                   ----------------
     SECTION 10.5  DRAG-ALONG RIGHTS......................................   27
                   -----------------
     SECTION 10.6  ADMISSION RESTRICTIONS.................................   28
                   ----------------------
     SECTION 10.7  ADDITIONAL MATTERS.....................................   28
                   ------------------

ARTICLE XI   RETIRING EVENTS..............................................   29
     SECTION 11.1  RETIRING EVENT.........................................   29
                   --------------
     SECTION 11.2  WITHDRAWAL.............................................   29
                   ----------
     SECTION 11.3  REDEMPTION PRICE.......................................   30
                   ----------------
     SECTION 11.4  CLOSING AND PAYMENT OF THE REDEMPTION PRICE............   30
                   -------------------------------------------
     SECTION 11.5  NET EQUITY.............................................   31
                   ----------
     SECTION 11.6  EXCLUSIVE OBLIGATIONS AND RELEASE......................   31
                   ---------------------------------

ARTICLE XII  DISSOLUTION AND WINDING UP...................................   32
     SECTION 12.1  LIQUIDATING EVENTS.....................................   32
                   ------------------
     SECTION 12.2  WINDING UP.............................................   32
                   ----------
     SECTION 12.3  COMPLIANCE WITH CERTAIN REQUIREMENTS...................   33
                   ------------------------------------
     SECTION 12.4  DEEMED DISTRIBUTION AND RECONTRIBUTION.................   33
                   --------------------------------------
     SECTION 12.5  RIGHTS OF PARTNERS.....................................   34
                   ------------------

     SECTION 12.6  NOTICE OF DISSOLUTION..................................   34
                   ---------------------

ARTICLE XIII BOOKS, RECORDS, AND ACCOUNTING...............................   34
     SECTION 13.1  MAINTENANCE OF BOOKS AND RECORDS.......................   34
                   --------------------------------
     SECTION 13.2  ACCOUNTING MATTERS.....................................   34
                   ------------------
     SECTION 13.3  ACCESS TO BOOKS AND RECORDS............................   35
                   ---------------------------
     SECTION 13.4  FINANCIAL REPORTS......................................   35
                   -----------------
     SECTION 13.5  TAX MATTERS............................................   35
                   -----------
     SECTION 13.6  BANKING................................................   36
                   -------

ARTICLE XIV  DISPUTE RESOLUTION...........................................   36
     SECTION 14.1  AGREEMENT TO USE PROCEDURE.............................   36
                   --------------------------
     SECTION 14.2  INITIATION OF PROCEDURE................................   36
                   -----------------------
     SECTION 14.3  DIRECT NEGOTIATIONS....................................   36
                   -------------------
     SECTION 14.4  SELECTION OF MEDIATOR..................................   37
                   ---------------------
     SECTION 14.5  TIME AND PLACE FOR MEDIATION...........................   37
                   ----------------------------
     SECTION 14.6  EXCHANGE OF INFORMATION................................   37
                   -----------------------
     SECTION 14.7  SUMMARY OF VIEWS.......................................   37
                   ----------------
     SECTION 14.8  PARTIES TO BE REPRESENTED..............................   37
                   -------------------------
     SECTION 14.9  CONDUCT OF MEDIATION...................................   37
                   --------------------
     SECTION 14.10 TERMINATION OF PROCEDURE...............................   38
                   ------------------------
     SECTION 14.11 FEES OF MEDIATOR, DISQUALIFICATION.....................   38
                   ----------------------------------
     SECTION 14.12 CONFIDENTIALITY........................................   38
                   ---------------

ARTICLE XV   MISCELLANEOUS................................................   38
     SECTION 15.1  AMENDMENTS.............................................   38
                   ----------
     SECTION 15.2  ENTIRE AGREEMENT.......................................   38
                   ----------------
     SECTION 15.3  NOTICES................................................   38
                   -------
     SECTION 15.4  BINDING EFFECT.........................................   39
                   --------------
     SECTION 15.5  CONSTRUCTION...........................................   39
                   ------------
     SECTION 15.6  HEADINGS...............................................   39
                   --------
     SECTION 15.7  SEVERABILITY...........................................   40
                   ------------
     SECTION 15.8  INCORPORATION BY REFERENCE.............................   40
                   --------------------------
     SECTION 15.9  FURTHER ACTION.........................................   40
                   --------------
     SECTION 15.10 COUNTERPARTS...........................................   40
                   ------------
     SECTION 15.11 GOVERNING LAW..........................................   40
                   -------------

                                 EXHIBIT 10.16

                            DISTRIBUTION AGREEMENT


     THIS DISTRIBUTION AGREEMENT (this "Agreement") made and entered into effective as of ___________, 1999 (the "Effective Date"), by and between US UNWIRED, INC., a Louisiana corporation ("Unwired"), FORT BEND TELEPHONE COMPANY, a Texas corporation ("Fort Bend"), XIT LEASING, INC., a Texas corporation ("XIT"), and MERETEL COMMUNICATIONS LIMITED PARTNERSHIP, a Louisiana partnership in commendam (the "Partnership"), acting through its undersigned general partner, Wireless Management Corporation, a Louisiana corporation (the "General Partner").

                                   RECITALS
                                   --------

     WHEREAS, the Partnership was formed pursuant to the Articles of Partnership in Commendam made and entered into as of July 26, 1995, as amended (the "Articles of Partnership"), by and among the General Partner, Unwired, Fort Bend, XIT, EATELCORP, Inc., a Louisiana corporation ("Eatel"), and Meretel Wireless, Inc., a Louisiana corporation ("MWI");

     WHEREAS, Unwired is a limited partner of the Partnership (and an affiliate of Unwired is a shareholder of the General Partner); Fort Bend is a limited partner of the Partnership (and an affiliate of Fort Bend is a shareholder of the General Partner); XIT is a limited partner of the Partnership; Eatel is a limited partner of the Partnership (and an affiliate of Eatel is a shareholder of the General Partner); and MWI is no longer a partner in the Partnership;

     WHEREAS, the Partnership entered into that certain management agreement dated June 8, 1998 (the "Sprint PCS Management Agreement"), with Sprint Spectrum, L.P., and SprintCom, Inc. (collectively, "Sprint") to manage and construct a wireless personal communications service ("PCS") system in the following five basic trading areas in which the Partnership had previously obtained from the Federal Communications Commission (the "FCC") licenses to construct and operate a PCS system pursuant to the FCC Block C auction (each, a "BTA"): (1) BTA #034 Beaumont and BTA #265 Lufkin (collectively, the "Beaumont/Lufkin BTAs"): and (2) BTA #032 Baton Rouge, BTA #236 Lafayette and BTA #180 Hammond; and, pursuant to the Sprint PCS Management Agreement, the Partnership took advantage of the FCC's offer for amnesty in the five BTAs by returning the FCC licenses it previously obtained from the FCC to the FCC;

     WHEREAS, prior to the Sprint PCS Management Agreement, Unwired was a wholesaler of PCS services obtained from the Partnership and, pursuant to its marketing and sales activities, developed and owned a base of PCS retail customers (the "Unwired Customers"); and, pursuant to the Sprint PCS Management Agreement and that certain Contribution Agreement dated effective as of August 1, 1998 (the "Unwired PCS Customer Agreement"), Unwired contributed the Unwired Customers to the Partnership;

     WHEREAS, the Partnership has entered into that certain Asset Purchase Agreement dated April 7, 1999 by and between the Partnership and Pinnacle Towers, Inc. ("Pinnacle"), as amended (the "Pinnacle APA"), that certain Master Tower Lease dated ______________, 1999 by and between the Partnership and Pinnacle, as amended (the "Pinnacle Lease"), and certain other agreements executed and delivered by the Partnership and certain other parties relating thereto, pursuant to which the Partnership has agreed, upon satisfaction of certain terms and conditions, to sell and lease back its radio signal transmission towers, associated equipment, land, ground leases and leases of tower space to tower tenants (collectively, the "Pinnacle Agreements").

     WHEREAS, Unwired, Fort Bend, Eatel, XIT, MWI, the General Partner, and the Partnership have entered into an agreement dated September ___, 1999 (the "Omnibus Agreement") which provides for the consummation of certain transactions with respect to the Partnership (the "Restructuring Transactions"), one of the conditions to the closing of which is the execution and delivery of this Agreement (which, in the Omnibus Agreement, is referred to as the "BL PCS Customer Agreement");

     WHEREAS, in order to carry out the foregoing, the Partnership desires to distribute, transfer and convey to Unwired, Fort Bend, and XIT (collectively, the "Distributees") all of its right, title and interest in and to all of the Distributed Assets (as defined hereinbelow), and assign to them the Assumed Liabilities (as defined hereinbelow), in accordance with the terms and provisions of this Agreement; and

     WHEREAS, the Distributees desire to obtain from the Partnership all of the Partnership's right, title and interest in and to all of the Distributed Assets, and assume the Assumed Liabilities, in accordance with the terms and provisions of this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, and benefits to be obtained hereby and other good and valuable consideration, the receipt and sufficiency of which the Partnership and Distributees hereby acknowledge, the Partnership and Distributees hereby agree as follows:

                                  AGREEMENTS
                                  ----------

     SECTION 1. RECITALS.  The Recitals are hereby incorporated herein.
                --------

     SECTION 2. DISTRIBUTION OF ASSETS.  Subject to the other terms and
                ----------------------
conditions of this Agreement, the Partnership hereby distributes, transfers and conveys to the Distributees, and the Distributees each hereby agree to acquire and take from the Partnership, all of the Partnership's right, title and interest in and to the Distributed Assets as of the Effective Date. For purposes hereof, the "Distributed Assets" shall mean all of the following assets and properties associated with the PCS business activities that the Partnership conducts in and with respect to the Beaumont/Lufkin BTAs as of the Effective
Date:

          (a) all customers of the Partnership, including the Unwired Customers, who have telephone numbers with the area code (NPA) "409" (the "Customers");

          (b) all contracts, oral or written, between the Partnership and the Customers relating to the provision of PCS services by the Partnership to the Customers (the "PCS Contracts"); provided, however, that the interests hereby obtained in the PCS Contracts shall relate solely to the delivery of PCS services in the Beaumont/Lufkin

     BTAs, and thus shall constitute an undivided interest in any PCS Contracts that provide for the delivery of PCS services in BTAs other than the Beaumont/Lufkin BTAs;

          (c) all trade secrets, know-how, trade dress, data, proprietary information, and other intellectual property, including the right to recover for infringement thereon, associated with the Customers, PCS Contracts, and delivery of PCS services to the Customers under the PCS Contracts (the "Intellectual Property"); provided, however, that the Intellectual Property shall not include (i) any rights or interests in or to the Partnership's name or logo, or any intellectual property of the Partnership associated with activities of the Partnership unrelated to the Customers, PCS Contracts, or delivery of PCS Services to the Customers, or
     (ii) any items that are non-transferable (such as third party commercial software licenses);

          (d) all payments and proceeds on or relating to accounts receivable associated with the provision of services to Customers under the PCS Contracts on and after the Effective Date (the "Accounts");

          (e) all handsets which are the subject of the PCS Contracts and that are owned by the Partnership on the Effective Date (the "Handsets");

          (f) all radio signal transmission towers located within the Beaumont/Lufkin BTAs which have not been acquired by Pinnacle pursuant to the Pinnacle Agreements as of the Effective Date (the "Residual Beaumont/Lufkin Towers"), and all other tangible personal property of the Partnership relating to PCS activities that on the Effective Date is located either (i) on the Residual Beaumont/Lufkin Towers, (ii) on the radio signal transmission towers located within the Beaumont/Lufkin BTAs which have been acquired (and thus are owned) by Pinnacle pursuant to the Pinnacle Agreements as of the Effective Date, or (iii) at the following addresses (the "Tangible Personal Property"):

               (1)  4414 Dowlen Road
                    Suite 105
                    Beaumont, TX 77706

               (2)  #62 Cental Mall
                    3100 Highway 365
                    Port Arthur, TX 77642;

          (g) all leases, subleases and other rights between the Partnership and lessors and sublessors relating to (i) the two locations set forth above in Section 2(f), (ii) the Residual Beaumont/Lufkin Towers, and (iii) the Pinnacle Agreements, including without limitation the Pinnacle Lease, but only to the extent attributable to the Beaumont/Lufkin BTAs (collectively, the "Leases");

          (h) inventory relating to PCS activities located at the two locations set forth above in Section 2(f) as of the Effective Date and as set forth in Schedule 1 attached hereto and incorporated herein (the "Inventory");
        ----------

          (i) all goodwill associated with the Customers, PCS Contracts, and delivery of PCS services to the Customers under the PCS Contracts (the "Goodwill");

          (j) all information, data and records of the Partnership relating to the Customers, PCS Contracts, Accounts, Handsets, Tangible Personal Property, Leases, Inventory, Intellectual Property, and Goodwill (the "Books and Records");

          (k) all customer proprietary network information and subscriber list information, as such terms are defined in Section 222(f) of the Communications Act of 1934, as amended (47 USC (S) 222(f)), regarding the Customers ("CPNI/SLI"); and

          (l) all other benefits, rights and interests of the Partnership in and to the Customers, PCS Contracts, Intellectual Property, Accounts, Handsets, Tangible Personal Property, Leases, Inventory, Goodwill and Books and Records; provided, however, that the interests hereby obtained shall relate solely to the Beaumont/Lufkin BTAs, and thus shall constitute an undivided interest in any items that relate to both the Beaumont/Lufkin BTAs and BTAs other than the Beaumont/Lufkin BTAs, including without limitation the Pinnacle APA, Pinnacle Lease and other Pinnacle Agreements.

     SECTION 4.  ASSUMED LIABILITIES.  Subject to the terms and conditions of
                 -------------------
this Agreement, the Distributees agree to severally assume and become responsible for all of the Assumed Liabilities as of the Effective Date. For purposes of this Agreement, the term "Assumed Liabilities" shall mean all obligations and liabilities of the Partnership accruing on and after the Effective Date solely with respect to (i) the PCS Contracts, (ii) the Leases,
(iii) without duplication, the Pinnacle Agreements, but only to the extent attributable to obligations and liabilities associated with radio signal transmission towers constructed or acquired in the Beaumont/Lufkin BTAs, (iv) the Intellectual Property, and (v) the agreements or other items, if any, listed on Schedule 2, attached to and made a part of this Agreement.
   ----------

     SECTION 5.  EXCLUDED LIABILITIES.  Except for the Assumed Liabilities, the
                 --------------------
Distributees do not hereby assume or agree to assume any other debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, of the Partnership or any of its affiliates, including, without limitation, those arising under any law, action, claim, suit or governmental order and those arising under any contract, agreement, arrangement, commitment or undertaking of the Partnership or any of its affiliates (collectively, the "Excluded Liabilities").

     SECTION 6.  RELATIVE INTERESTS AND OBLIGATIONS.  The Distributees shall,
                 ----------------------------------
pursuant to Section 2 of this Agreement, obtain the following undivided ownership interests in the Distributed Assets: (a) 80% Unwired; (b) 15% Fort Bend; (c) 5% XIT. The individual obligations and duties that the Distributees each have with respect to the discharge and satisfaction of the Assumed Liabilities shall be proportionate to, and no more than, the foregoing proportionate interests that they each obtain in the Distributed Assets.

     SECTION 7.  EFFECT OF DISTRIBUTION WITH RESPECT TO PARTNERSHIP.  As a
                 --------------------------------------------------
result of the distribution of the Distributed Assets to the Distributees pursuant to this Agreement, each of their respective ownership interests in the Partnership shall be reduced and adjusted as of the Effective Date in the manner contemplated by the Omnibus Agreement. However, the economic burden of any payment required to be made by the Partnership to Pinnacle after the Closing (under this Agreement) pursuant to the indemnification or other obligations set forth in the Pinnacle Agreements shall be allocated in an equitable manner among and between the Distributees and the other partners of the Partnership based on their proportionate ownership interests in the Partnership during the time period during which the liability for the payment accrues.

     SECTION 8.  CLOSING AND CONVEYANCE INSTRUMENTS.  The closing of the
                 ----------------------------------
transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Chamberlain, Hrdlicka, White, Williams & Martin, 1200 Smith Street, 14/th/ Floor, Houston, Texas, simultaneously with the execution of this Agreement. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed. The Closing, and each of the transactions contemplated by this Agreement, shall be effective as of the close of business on the Effective Date. At the Closing, the Partnership and Distributees shall deliver to each other a completed General Conveyance, Transfer and Assignment, in the form attached hereto as Exhibit A,
                                                                    ---------
covering all of the Distributed Assets. At the Closing and at all times after the Closing, the Partnership shall execute and deliver, or cause to be executed and delivered, all such other documents or instruments of conveyance, assignment, or transfer, in each case dated effective as of the Effective Date, as is necessary or appropriate in order to effectuate the distribution of the Distributed Assets as contemplated in Section 2 and vest title in or confirm title to the Distributed Assets to the Distributees (collectively, the "Conveyance Instruments").

     SECTION 9.  CERTAIN ALTERNATIVE ARRANGEMENTS.  In the event that the
                 --------------------------------
Distributees and Partnership are precluded from fully consummating the transactions contemplated by this Agreement, including without limitation with respect to the Residual Beaumont/Lufkin Towers or Pinnacle Agreements, by any one or more third parties, including without limitation Pinnacle or the lessors on the ground leases associated with the Residual Beaumont/Lufkin Towers, the Distributees and Partnership shall enter into such mutually agreeable alternative contractual arrangements as are necessary or appropriate in order to approximate as closely as possible the results otherwise contemplated by this Agreement, including without limitation the execution and delivery of sublease or comparable agreements (as contemplated by Section 3(b) of the Omnibus Agreement with respect to the Pinnacle Agreements).

     SECTION 10. NO REPRESENTATIONS OR WARRANTIES.  The Distributed Assets are
                 --------------------------------
hereby transferred to and received by the Distributees without any representations or warranties, whether express or implied, of any nature whatsoever, on an "as is" "where is" basis, but with full subrogation to all rights and claims of the Partnership against prior owners.

     SECTION 11. GOOD FAITH EFFORTS.  All parties to this Agreement shall
                 ------------------
make good faith efforts to take and complete all steps necessary or appropriate in order to consummate the transactions contemplated by this Agreement.

     SECTION 12.  NON-COMPETITION MATTERS.  At and as of the Effective Date,
                  -----------------------
Section 9(a), Section 9(b), and Section 9(c) of the Unwired PCS Customer Agreement shall not be applicable to the Distributed Assets; provided, however, that this Section 12 of this Agreement shall not otherwise affect any of Unwired's obligations under any of the documents or agreements governing the organization or operation of the Partnership or entered into pursuant to the Omnibus Agreement, including the Unwired PCS Customer Agreement.

     SECTION 13.  DISPUTE RESOLUTION PROCEDURES
                  -----------------------------

          (a)  Agreement to Use Procedure.  The parties have entered into this
               --------------------------
Agreement in good faith and in the belief that it is mutually advantageous to them. It is with that same spirit of cooperation that they pledge to attempt to resolve any dispute amicably without the necessity of litigation. Accordingly, if a dispute arises between them relating to this Agreement (a "Dispute"), they will first utilize the procedures specified in this Section 13 (the "Procedure") prior to the commencement of any legal action.

          (b)  Initiation of Procedure.  The party seeking to initiate the
               -----------------------
Procedure (the "Initiating Party") shall give written notice to the other party setting forth a general description of the nature of the Dispute, the Initiating Party's claim for relief, and the identity of one or more individuals with authority to settle the Dispute on behalf of the Initiating Party. The party receiving such notice (the "Responding Party") shall have five business days within which to designate by written notice to the Initiating Party one or more individuals with authority to settle the Dispute on behalf of the Responding Party. The individuals so designated by the Initiating Party and the Responding Party shall be known as the "Authorized Individuals."

          (c)  Direct Negotiations.  The Authorized Individuals shall be
               -------------------
entitled to make such investigation of the Dispute as they deem appropriate, but agree to promptly, and in no event later than 30 days from the date of the Initiating Party's written notice, meet to discuss in good faith a resolution of the Dispute. The Authorized Individuals shall meet at such times and places and with such frequency as they may agree. If the Dispute has not been resolved within 30 days from the date of their initial meeting, the parties shall cease direct negotiations and shall submit the Dispute to mediation in accordance with the following provisions of this Section 13.

          (d)  Selection of Mediator.  After direct negotiations have ceased,
               ---------------------
the Authorized Individuals shall work together in good faith to select one qualified attorney-mediator not affiliated with any of the parties. If the Authorized Individuals are not able to agree on a mediator within five business days from the date they cease direct negotiations, the Initiating Party and the Responding Party each shall select a mediator (collectively, the "Preliminary Mediators"). The Preliminary Mediators shall in turn select another mediator to alone preside over the mediation of the Dispute.

          (e)  Time and Place for Mediation.  In consultation with the mediator
               ----------------------------
selected, the parties shall promptly designate a mutually convenient time and place for the mediation, and unless circumstances require otherwise, such time to be not later than 45 days after selection of the mediator.

          (f) Exchange of Information.  In the event any party to this Agreement
              -----------------------
has substantial need for information in the possession of another party to this Agreement in order to prepare for the mediation, all parties shall attempt in good faith to agree on procedures for the expeditious exchange of such information. If no agreement is reached in this regard, the mediator shall decide on the appropriate procedures.

          (g) Summary of Views.  At least seven days prior to the first
              ----------------
scheduled session of the mediation, each party shall deliver to the mediator and to the other party a concise written summary of the facts concerning the matter in Dispute, and such other matters required by the mediator. The mediator may also request, as the mediator determines is appropriate, that a confidential issue paper be submitted by each party to the mediator.

          (h) Parties to be Represented.  In the mediation, each party shall be
              -------------------------
represented by an Authorized Individual and may be represented by counsel. In addition, each party may, with permission of the mediator, bring such addition persons as needed to respond to questions, contribute information and participate in the negotiations.

          (i) Conduct of Mediation.  The mediator shall determine the format for
              --------------------
the meetings, designed to assure that both the mediator and the Authorized Individuals have an opportunity to hear an oral presentation of each party's views on the matter in dispute, and that the authorized parties attempt to negotiate a resolution of the matter in dispute, with or without the assistance of counsel or others, but with the assistance of the mediator. To this end, the mediator is authorized to conduct both joint meetings and separate private caucuses with the parties. The mediation session shall be private, and all information and statements shall remain confidential. The mediator will keep confidential all information learned in private caucus with any party unless specifically authorized by such party to make disclosure of the information to the other party. The parties shall keep confidential, and shall not use for any other purpose, all information and statements obtained or made in the course of the mediation process. The parties hereby agree to sign a document agreeing that the mediator shall be governed by the provisions of Chapter 154 of the Texas Remedies and Practice Code and such other rules as the mediator shall prescribe. The parties commit to participate in the proceedings in good faith with the intention of resolving the Dispute if at all possible.

          (j) Termination of Procedure.  The parties agree to participate in the
              ------------------------
mediation procedure to its conclusion. The mediation shall be terminated (i) by the execution of a settlement agreement by the parties, (ii) by a declaration of the mediator that the mediation is terminated, or (iii) by a written declaration of a party to the effect that the mediation process is terminated at the conclusion of one full day's mediation session. Even if the mediation is terminated without a resolution of the Dispute, the parties agree not to terminate negotiations and not to commence any legal action or seek other remedies prior to the expiration of five days following the mediation. Notwithstanding the foregoing, any party may commence litigation within such five day period if litigation could be barred by an applicable statute of limitations or in order to request an injunction to prevent irreparable harm.

          (k) Fees of Mediator, Disqualification.  The fees and expenses of the
              ----------------------------------
mediator shall be shared equally by the parties. The mediator shall be disqualified as a witness, consultant, expert or counsel for any party with respect to the Dispute and any related matters.

          (l) Confidentiality.  Mediation is a compromise negotiation for
              ---------------
purposes of the Federal and State Rules of Evidence and constitutes privileged communication under Texas and Louisiana law. The entire mediation process is confidential, and no stenographic, visual or audio record shall be made. All conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the mediation by any party, their agents, employees, representatives or other invitees and by the mediator are confidential and shall, in addition and where appropriate, be deemed to be privileged. Such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible for any purposes, including impeachment, in any litigation or other proceeding involving the parties, and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative of any of the parties; provided, however, that evidence otherwise discoverable or admissible is not excluded from discovery or admission as a result of its use in the mediation.

     SECTION 14.  MISCELLANEOUS PROVISIONS.
                  ------------------------

          (a) Further Documentation.  At any time, and from time to time
              ---------------------
hereafter, upon the reasonable request of any party, and without payment of further consideration to the other party, each party covenants to do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances, including the execution and delivery of the Conveyance Instruments, as may be required in order to (i) complete the transactions contemplated by this Agreement, (ii) assign, transfer, grant, convey, assure and confirm to Unwired, Fort Bend, and XIT, or to collect and reduce to possession, any or all of the Distributed Assets or the Assumed Liabilities as provided for herein, and (iii) to evidence any of the foregoing.

          (b) Notices.  All notices, requests, demands, claims, and other
              -------
communications pertaining to this Agreement ("Notices") must be in writing, must be sent to the addressee at the address set forth in this Section, or at such other address as the addressee has designated by a Notice given in the manner set forth in this Section, and must be sent by telegram, telex, facsimile, electronic mail, courier, or prepaid, certified U.S. mail. Notices will be deemed given when received, if sent by telegram, telex, electronic mail or facsimile, and if received between the hours of 8:00 a.m. and 5:00 p.m., local time of the destination address, on a business day (with confirmation of completed transmission sufficing as prima facie evidence of receipt of a notice sent by telex, telecopy, electronic mail, or facsimile), and when delivered and receipted for (or when attempted delivery is refused at the address where sent) if sent by courier or by certified U.S. mail. Notices sent by telegram, telex, electronic mail, or facsimile and received between 12:01 a.m. and 7:59 a.m., local time of the destination address, on a business day will be deemed given at 8:00 a.m. on that same day. Notices sent by telegram, telex, electronic mail, or facsimile and received at a time other than between the hours of 12:01 a.m. and 5:00 p.m., local time of the destination address, on a business day will be deemed given at 8:00 a.m. on the next following business day after the day of receipt. The addresses for Notice are as follows:

     If to the Partnership:   Meretel Communications Limited Partnership
                              Wireless Management Corporation, General Partner
                              c/o EATELCORP, Inc.
                              913 South Burnside Ave.
                              Gonzales, Louisiana 70737
                              Telephone No.: (225) 621-4231
                              Facsimile No.: (225) 644-8566
                              Attention: John D. Scanlan

     If to Unwired:           US Unwired, Inc.
                              Suite 1900
                              One Lakeshore Drive
                              Lake Charles, Louisiana 70629
                              Telephone No.: (318) 436-9000
                              Facsimile No.: (318) 497-3479
                              Attention: Robert Piper

     If to Fort Bend:         Fort Bend Telephone Company
                              1260 Pin Oak Road
                              Katy, Texas 77493
                              Facsimile No.: (281) 396-5524
                              Telephone No.: (281) 396-5759
                              Attention: George V. Head

     If to XIT:               XIT Leasing, Inc.
                              P.O. Box 2008
                              314 W Texas
                              Brazoria, Texas 77422
                              Facsimile No.: (409) 798-3005
                              Telephone No.: (409) 798-2121
                              Attention: Gilbert R. Rasco

          (c) Severability.  Each part of this Agreement is intended to be
              ------------
severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

          (d) Rights Cumulative; Waivers.  The rights of each of the parties
              --------------------------
under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation that is in writing and signed by the parties. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

          (e) Headings.  The headings of the Sections and Subsections contained
              --------
in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision thereof.

          (f) Construction.  Unless the context otherwise requires, singular
              ------------
nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

          (g) Assignment.  This Agreement and the terms, covenants, conditions,
              ----------
provisions, obligations, undertakings, rights and benefits hereof, including the Attachments hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective successors and assigns. No party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written consent of the Partnership and all of the Distributees; provided, however, that a Distributee may assign all, but not less than all, of its rights, interests, and obligations under this Agreement to (i) an Affiliate (as defined below) of the Distributee, or (ii) Newco (as defined in the Omnibus Agreement); provided, further, that in the event of an assignment permitted by the foregoing clauses, the Distributee in question shall remain responsible for the performance of all of its obligations under this Agreement. For purposes of this Section 14(g) of this Agreement, the term "Affiliate" shall mean, with respect to a Distributee, any corporation, limited liability company, partnership, trust, or other entity controlling, controlled by, or under common control with the Distributee. For this purpose the terms "controls," "controlled by," or "under common control with" shall mean the ownership and possession, directly or indirectly, of at least 80% of the beneficial interests in the entity in question and the power to direct or cause the direction of the management and policies of the entity in question.

          (h) Prior Understandings.  This Agreement supersedes any and all prior
              --------------------
discussions and agreements between the parties with respect to the distribution of the Distributed Assets and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated in this Agreement, except as otherwise provided in the Omnibus Agreement.

          (i) Integrated Agreement; Amendments.  This Agreement and all
              --------------------------------
attachments hereto constitute the final complete expression of the intent and understanding of the parties hereto. This Agreement shall not be altered or modified except by a subsequent writing, signed by the parties hereto.

          (j) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

          (k) Survival.  Each and every covenant and agreement hereinabove made
              --------
by the parties shall survive the consummation of the distribution of the Distributed Assets.

          (l) Joinder of Other Parties.  Eatel is executing this Agreement to
              ------------------------
acknowledge its fairness, and Eatel's assent to the terms and conditions hereof.

          (m) Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS
              -------------
AND OBLIGATIONS OF THE CONTRIBUTOR AND THE PARTNERSHIP HEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA WITHOUT REGARD TO THE CONFLICTS OF LAWS AND RULES THEREOF.


                           [SIGNATURES ON NEXT PAGE]

     IN TESTIMONY WHEREOF, the parties hereto have executed this Agreement in multiple originals on the Closing Date to be effective as of the Effective Date.

                              MERETEL COMMUNICATIONS LIMITED PARTNERSHIP

                                By Wireless Management Corporation, its
                                General Partner

                                By:_________________________________

                                Name:_______________________________

                                Title:______________________________


                              US UNWIRED, INC.

                              By:___________________________________

                              Name:_________________________________

                              Title:________________________________


                              FORT BEND TELEPHONE COMPANY, INC.

                              By:___________________________________

                              Name:_________________________________

                              Title:________________________________


                              XIT LEASING, INC.

                              By:___________________________________

                              Name:_________________________________

                              Title:________________________________

                              EATELCORP, INC.

                              By:_____________________________________

                              Name:___________________________________

                              Title:__________________________________


Schedule 1 - List of Inventory
Schedule 2 - List of Other Agreements To Be Assumed

Exhibit A - Form of General Conveyance, Transfer and Assignment

                                  SCHEDULE 1
                                  ----------

                               List of Inventory

                                  SCHEDULE 2
                                  ----------

                    List of Other Agreements to Be Assumed

                                   EXHIBIT A

              Form of General Conveyance, Transfer and Assignment

                                 Exhibit 10.16

                            CONTRIBUTION AGREEMENT


     THIS CONTRIBUTION AGREEMENT (this "Agreement") made and entered into effective as of ___________, 1999 (the "Effective Date"), by and between EATELCORP, INC., a Louisiana corporation (the "Contributor"), represented herein by its duly authorized undersigned officer, and MERETEL COMMUNICATIONS LIMITED PARTNERSHIP, a Louisiana partnership in commendam (the "Partnership"), represented herein by its undersigned general partner, Wireless Management Corporation, a Louisiana corporation (the "General Partner"), represented by its duly authorized undersigned officer, provides as follows:

                                   RECITALS
                                   --------

     WHEREAS, the Partnership and the Contributor each are engaged in the personal communications service ("PCS") business;

     WHEREAS, the Contributor is a limited partner of the Partnership (and an affiliate of the Contributor is a shareholder of the General Partner); US Unwired, Inc., a Louisiana corporation ("Unwired"), is a limited partner of the Partnership (and an affiliate of Unwired is a shareholder of the General Partner); and Fort Bend Telephone Company, Inc., a Texas corporation ("Fort Bend"), is a limited partner of the Partnership (and an affiliate of Fort Bend is a shareholder of the General Partner);

     WHEREAS, the Partnership was formed pursuant to the Articles of Partnership in Commendam made and entered into as of July 26, 1995, as amended (the "Articles of Partnership"), by and among the General Partner, the Contributor, Unwired, Fort Bend, XIT Leasing, Inc., a Texas corporation ("XIT"), and Meretel Wireless, Inc., a Louisiana corporation ("MWI");

     WHEREAS, the Partnership entered into that certain PCS Management Agreement dated June 8, 1998 (the "Sprint PCS Management Agreement"), with Sprint Spectrum, L.P., and SprintCom, Inc. (collectively, "Sprint") to manage and construct a PCS system (the "System") in the following five basic trading areas in which the Partnership had previously obtained from the Federal Communications Commission (the "FCC") licenses to construct and operate a PCS system pursuant to the FCC Block C auction (each, a "BTA"): (1) BTA #034 Beaumont and BTA #265 Lufkin (collectively, "Territory I"): and (2) BTA #032 Baton Rouge, BTA #236 Lafayette and BTA #180 Hammond (collectively, "Territory II");

     WHEREAS, pursuant to the Sprint PCS Management Agreement, the Partnership took advantage of the FCC's offer for amnesty in the five BTAs by returning the FCC licenses it previously obtained from the FCC to the FCC;

     WHEREAS, pursuant to the Meretel Resale Agreement dated November 14, 1997 by and between the Partnership and Advanced Tel, Inc., a Louisiana corporation that is a wholly-owned subsidiary of the Contributor (the "Resale Agreement"), the Contributor is a wholesaler of PCS services obtained from the Partnership and, pursuant to its marketing and sales activities, the Contributor has developed and now owns a base of PCS retail customers (the "Customers");

     WHEREAS, the Contributor has, in connection with the foregoing wholesale activities, associated the Contributor's name and logo with the PCS services and products obtained by the Partnership from Sprint under the Sprint PCS Management Agreement, including without limitation through the use of the name "Eatel PCS" (the "Branding");

     WHEREAS, Contributor, Fort Bend, Unwired, XIT, MWI, the General Partner, and the Partnership have entered into an agreement dated September ___, 1999 (the "Omnibus Agreement") which provides for the consummation of certain transactions with respect to the Partnership (the "Restructuring Transactions"), one of the conditions to the closing of which is the execution and delivery of this Agreement, and pursuant to which the Contributor has agreed to contribute the Customers and certain related assets, as specified in this Agreement, to the Partnership in exchange for additional Units (as such term is defined in the Articles of Partnership);

     WHEREAS, in order to carry out the foregoing, the Contributor desires to contribute, transfer and convey to the Partnership all of its right, title and interest in and to the Customers and other related assets and all rights, accounts, contracts, customer payments and proceeds, handsets and books and records relating thereto and assign certain liabilities, in accordance with the terms and provisions of this Agreement;

     WHEREAS, the Partnership desires to obtain from the Contributor all of the Contributor's right, title and interest in and to the Customers and other related assets and all rights, contracts, accounts, payments and proceeds, handsets and books and records relating thereto and assume certain liabilities, in accordance with the terms and provisions of this Agreement; and

     WHEREAS, the Partnership, Fort Bend and Unwired recognize and acknowledge that the Contributor has itself entered into agreements directly with Sprint pursuant to which the Contributor will be a "related bundler" with respect to Sprint;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, and benefits to be obtained hereby and other good and valuable consideration, the receipt and sufficiency of which the Partnership and Contributor hereby acknowledge, the Partnership and Contributor hereby agree as follows:

                                  AGREEMENTS
                                  ----------

     Section 1.   Recitals. The Recitals are hereby incorporated herein.
                  --------

     Section 2.   Contribution of Contributed Assets. For the Consideration,
                  ----------------------------------
in the amount and payable as set forth in Section 3, and pursuant to all the other terms and provisions of this Agreement, the Contributor does hereby agree to contribute, transfer and convey to the Partnership, and the Partnership in reliance upon the Contributor's representations, warranties and covenants set forth herein, does hereby agree to acquire and take from the Contributor, all of the Contributor's right, title and interest in and to the Contributed Assets. For purposes hereof, the "Contributed Assets" shall mean the following items:

          (a) the Customers, a complete list of whom (hereinafter referred to as Schedule 1) as of the Effective Date has previously been provided by the Contributor to the Partnership, including, for each such Customer, the name, account number, telephone number, address, start date of PCS contract, outstanding account balance as of the Effective Date, date of last use, and the amount of any payments that are past due as of the Effective Date;

          (b) all contracts, oral or written, between the Contributor and the Customers relating to the provision of PCS services by the Contributor to the Customers (the "PCS Contracts");

          (c) all trade secrets, know-how, trade dress, data, proprietary information, and other intellectual property, including the right to recover for infringement thereon, associated with the Customers, PCS Contracts, and delivery of PCS services to the Customers under the PCS Contracts (the "Intellectual Property"); provided, however, that the Intellectual Property shall not include (i) any rights or interests in or to Contributor's name or logo, or any intellectual property of Contributor associated with activities of the Contributor unrelated to the Customers, PCS Contracts, or delivery of PCS Services to the Customers, or (ii) any items that are non-transferable (such as third party commercial software licenses);

          (d) all payments and proceeds on or relating to accounts receivable associated with the provision of services to Customers under the PCS Contracts on and after the Effective Date (the "Accounts");

          (e) all handsets which are the subject of the PCS Contracts and that are owned by the Contributor on the Closing Date (the "Handsets");

          (f) all unsold handsets not yet subject to PCS Contracts and owned by the Contributor on the Closing Date and are set forth in Schedule 2
                                                                 ----------
     attached hereto and incorporated herein (the "Inventory");

          (g) all goodwill associated with the Customers, PCS Contracts, and delivery of PCS services to the Customers under the PCS Contracts (the "Goodwill");

          (h) all information, data and records of the Contributor relating to the Customers, PCS Contracts, Accounts, Handsets, Inventory, Intellectual Property, and Goodwill (the "Books and Records");

          (i) all customer proprietary network information and subscriber list information, as such terms are defined in Section 222(f) of the Communications Act of 1934, as amended (47 USC (S) 222(f)), regarding the Customers ("CPNI/SLI"); and

          (j) all other benefits, rights and interests of the Contributor in and to the Customers, PCS Contracts, Intellectual Property, Accounts, Handsets, Inventory, Goodwill and Books and Records.

     Section 3.   Consideration. Subject to the adjustments, if any, provided
                  -------------
below in Section 3(a), the Partnership shall deliver the following amounts to the Contributor in exchange for the Contributed Assets: (i) [$7,616,000 tentatively] worth of additional Units (as such term is defined in the Articles of Partnership and determined as of the Closing Date pursuant to the Omnibus Agreement and Section 8 of the Articles of Partnership) (the "Consideration"). The Consideration shall be delivered to the Contributor at and as of the Closing.

          (a)     Adjustment to Consideration. The Consideration is equal to the
                  ---------------------------
sum of the following two items: (i) the product of $448.00 times the number of Customers; and (ii) the Book Value (as defined below) of the Inventory. The Consideration shall be based solely on Customers and Inventory acquired by the Contributor in the ordinary course of business prior to the Closing Date. The Consideration shall be adjusted on the basis of the results of an audit of the Contributed Assets and Assumed Liabilities (as defined below) to be conducted by representatives of Fort Bend on behalf of the Partnership to substantiate the information provided by the Contributor to the Partnership relating to the Contributed Assets and Assumed Liabilities (the "Audit"). For purposes of this Agreement, "Book Value" shall mean the book value of Contributor's assets as of the Effective Date determined in accordance with generally accepted accounting principles consistently applied.

          (b)     Audit Procedures. The Audit shall be conducted commencing no
                  ----------------
later than 10 days following the Closing Date, and shall be concluded no later than 40 days following the Closing Date, or at such other date as the Contributor and Fort Bend otherwise mutually agree. No later than 50 days following the Closing Date, or at such other date as the Contributor and Fort Bend otherwise mutually agree, Fort Bend shall deliver to the Contributor a statement (the "Audit Statement") showing (i) the amount of any changes to the Consideration arising out of the Audit, and (ii) a narrative explanation of each of the proposed changes. In the event that Partnership fails to deliver an Audit Statement within such 50-day period, Partnership shall be conclusively presumed to have accepted the Consideration as the Final Consideration. The Contributor shall have the right to review the Audit Statement (and supporting work papers) and provide written notice to Fort Bend of the Contributor's objections with respect to any error, omission, or other discrepancy in the Audit Statement (the "Discrepancy Notice") until 10 days following Contributor's receipt of the Audit Statement. In the event that Contributor fails to deliver a Discrepancy Notice within such 10-day period, Contributor shall be conclusively presumed to have accepted the adjustments set forth in the Audit Statement. Fort Bend and the Contributor shall work together in good faith to resolve any dispute referenced in a Discrepancy Notice and agree on the final amount of any adjustment to the Consideration. However, Fort Bend's determination of the amount of any adjustment to the Consideration shall be binding and conclusive on the Contributor, the Partnership and all other parties to this Agreement if the dispute is regarding less than $250,000. Section 11 of this Agreement shall govern all disputes regarding $250,000 or more. Fort Bend shall make a final determination in this regard no later than the 20th day following delivery of the Audit Statement (the "Determination Date").

          (c)     Payment of Adjusted Amount. In the event that the actions
                  --------------------------
contemplated by Section 3(a) and Section 3(b) are completed before delivery of the Consideration is made (as contemplated under Section 3), the Partnership's delivery obligation to the Contributor under Section 3 shall relate only to the amount of the final Consideration, as adjusted pursuant to

Section 3(a) and Section 3(b) (the "Final Consideration"). In the event that the actions contemplated by Section 3(a) and Section 3(b) are not completed until after delivery of the Consideration has been made, Partnership and Contributor shall comply with the following requirements, as applicable: (i) if the Final Consideration exceeds the Consideration, the Contributor shall receive additional Units in the Partnership equal in value to the amount of such excess effective as of the Closing Date; (ii) if the Final Consideration is less than the Consideration, the Contributor shall relinquish to the Partnership, and the Partnership shall rescind and cancel, effective as of the Closing Date such number and/or portion of Units in the Partnership equal in value to the amount of the difference.

     Section 4.   Assumption of Liabilities. Subject to the terms and
                  -------------------------
conditions of this Agreement, the Partnership agrees to assume and become responsible for all of the Assumed Liabilities as of the Effective Date. For purposes of this Agreement, the "Assumed Liabilities" shall mean all obligations and liabilities of the Contributor accruing on and after the Effective Date with respect to (i) the PCS Contracts, and (ii) the agreements or other items, if any, listed on Schedule 3, attached hereto and made a part hereof, complete
               ----------
copies of any written documents with respect to which have previously been provided by the Contributor to the Partnership.

          (a)     No Assumption of Retained Liabilities. Except for the Assumed
                  -------------------------------------
Liabilities, the Partnership does not hereby assume or agree to assume any other debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, of the Contributor or any of its affiliates including, without limitation, those arising under any law, action, claim, suit or governmental order and those arising under any contract, agreement, arrangement, commitment or undertaking of the Contributor or any of its affiliates (collectively, the "Retained Liabilities"). Without limitation of the foregoing, the Contributor shall retain and remain responsible for all of the following liabilities of the Contributor, whether accrued, absolute or contingent, whether known or unknown, whether due or to become due, regardless of when asserted:

                  (1) All warranty (whether express or implied) and liability claims relating to the Contributed Assets that arose or accrued prior to the Effective Date, including, without limitation, claims related to defects in products sold or distributed by Contributor prior to the Effective Date;

                  (2) All taxes attributable or relating to the assets or business of the Contributor, or that may be applicable to the transactions contemplated by this Agreement (including, without limitation, all sales, use and transfer taxes); and

                  (3) All of the Contributor's liabilities arising out of or in connection with the breach by the Contributor or any of its affiliates of any contract or agreement included in the Contributed Assets that arose or accrued prior to the Effective Date.

     Section 5.   Closing. The closing of the transactions contemplated by this
                  -------
Agreement (the "Closing") shall take place at the offices of Chamberlain, Hrdlicka, White, Williams & Martin, 1200 Smith Street, 14/th/ Floor, Houston, Texas, simultaneously with the execution of this Agreement (the "Closing Date"). All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed. The Closing, and each of the transactions contemplated by this Agreement, shall be effective as of the close of business on the Effective Date. At the Closing, the Partnership and Contributor shall deliver to each other a completed General Conveyance, Transfer and Assignment, in the form attached hereto as Exhibit 2,
                                                                    ---------
covering all of the Contributed Assets. At the Closing and at all times after the Closing, Contributor shall execute and deliver to the Partnership such other instruments of transfer as shall be reasonably necessary or appropriate to vest in the Partnership good and defeasible title to the Contributed Assets and to otherwise comply with the terms of this Agreement.

     Section 6.   Transfer of Contributed Assets to the Partnership.
                  -------------------------------------------------

          (a)     Transfer of DataBases and Information. As soon as possible
                  -------------------------------------
after the Closing, but in no event later than five days after the Closing, Contributor shall deliver to Partnership the following items: (i) a complete copy of all computerized databases contained or stored on Contributor's computer systems regarding the Customers, including the information set forth on Schedule
                                                                        --------
1, in such form and pursuant to such specifications as requested by Partnership;
-
(ii) a ledger accounting itemizing the dates and amounts of all payments made, received or applied by the Contributor with regard to each Contributed Asset, including, without limitation, for interest, tax, and insurance obligations;
(iii) a current trial balance; and (iv) a current master record data on magnetic tape.

          (b)     Transfer of Funds. The Contributor shall promptly endorse and
                  -----------------
send to the Partnership via overnight mail or delivery service any checks, money orders or other funds in respect of any Contributed Asset which are or have been received by the Contributor after the Closing Date, including all payments by Customers on or relating to the Accounts. In the event the Partnership receives checks, money orders and the like from one or more of the Customers constituting payments under such Contributed Assets payable to the order of the Contributor, the Partnership is authorized to endorse such checks, money orders and the like in the name of the Contributor, without recourse, and apply the proceeds thereof to amounts owing under the related Contributed Assets. In the event the Partnership receives checks, money orders and the like from one or more of the Customers constituting payments attributable to periods prior to the Effective Date, the Partnership shall promptly endorse them and send them to the Contributor via overnight mail or delivery service.

          (c)     Notice and Transfer of Communications and Payments. The
                  --------------------------------------------------
Contributor shall promptly complete each of the following items when required after the Closing:

                  (1) notify the Partnership in writing of any questions, complaints, legal notices, or other communications relating to the Contributed Assets that are received by the Contributor;

                  (2) deliver to Partnership all Customer correspondence, insurance notices, tax bills or any other correspondence or documentation related to the Contributed Assets which are or have been received by the Contributor; and

                  (3) furnish the Partnership with such information and file such reports supplementary to the information contained in the documents and schedules delivered pursuant hereto as the Partnership may reasonably request from time to time.

          (d)     Contributor Cooperation and Segregation of Records. The
                  --------------------------------------------------
Contributor shall cooperate fully with the Partnership and shall use reasonable efforts to enable the Partnership to transfer the Contributed Assets to the Partnership's designated computer system as soon as possible after the Closing, subject to the terms and conditions of any mutually agreeable arrangements made by the Partnership and the Contributor with respect to the transition of the Contributed Assets to the Partnership. The Contributed Assets, including all books, computer discs, tapes, and diskettes, and other documents and records relating to the Contributed Assets, are and shall continue at all times to be the sole and exclusive property of the Partnership. The Contributor shall segregate the Contributed Assets from all other items in Contributor's possession, including files and databases on Contributor's computer system, and clearly and conspicuously label them as being owned by the Partnership, regardless of whether an item comprising the Contributed Assets is in the possession of Contributor pursuant to this Agreement or otherwise.

          (e)     Contributor's Conduct of Business. Until such time as the
                  ---------------------------------
Partnership has delivered written notice to Contributor that the Contributed Assets have, to the Partnership's sole satisfaction, been completely transferred to the Partnership or the Partnership's agent (which notice shall not constitute a waiver of the Partnership's rights under this Agreement), the Contributor shall continue to do all things necessary and appropriate to preserve the integrity and value of the Contributed Assets, including without limitation the following:

                  (1) preparing and maintaining such books and records as are appropriate, customary, and necessary;

                  (2) receiving, processing, and accounting for payments and credits on the Contributed Assets;

                  (3) responding as appropriate in writing or by telephone to Customer inquiries, requests, or billing error notices and making appropriate adjustments with the concurrence of the Partnership;

                  (4)    collecting Customer payments; and

                  (5) providing supplies, telecommunications, and data transmission and processing equipment and programs as needed to permit the proper administration and operation of all Contributed Assets.

          (f)     Consents. The Contributor shall use its best efforts to obtain
                  --------
any consents from third parties in order for the Contributor to sell and transfer the Contributed Assets and otherwise complete the transactions contemplated by this Agreement. If any of the foregoing shall require the consent of any party thereto (other than the Contributor), then this Agreement shall not constitute an agreement to assign the same, and such items shall not be assigned to or assumed by the Partnership if an actual or attempted assignment thereof would constitute a breach or default thereunder. If any such consent cannot be obtained, the Contributor will cooperate in any reasonable arrangement designed to obtain for the Partnership all benefits and privileges of the applicable instrument, contract, license, document or permit, while protecting the Contributor from continuing liabilities or obligations thereunder.

          (g)     No Further Compensation. The Contributor shall perform all the
                  -----------------------
services and take all the actions contemplated by this Section 6 in a prompt, efficient and competent manner without compensation other than the Final Consideration. The Contributor's degree of care shall be reasonable and shall not be less than that which is standard and customary in the industry. In addition, the Contributor shall at all times perform such services in accordance with all applicable federal, state and local statutes, regulations, and other laws.

          (h)     Termination of Resale Agreement. The Resale Agreement shall
                  -------------------------------
terminate on and effective as of the Closing Date. The rights and obligations of the parties to the Resale Agreement with respect to the termination thereof shall be as set forth in the Resale Agreement.

          (i)     CPNI/SLI. The Contributor hereby acknowledges and agrees that,
                  --------
with respect to the CPNI/SLI, the effect of this Agreement is to cause the Contributor to contribute, transfer and convey to the Partnership all of the Contributor's rights, power and authority to own, use, and/or disclose the CPNI/SLI, and that the Contributor does not retain or reserve, and does not pursuant to this Agreement obtain, any right, power or authority to own, use and/or disclose the CPNI/SLI for any purpose.

     Section 7.   Representations and Warranties of the Contributor. The
                  -------------------------------------------------
Contributor hereby represents and warrants to the Partnership as of the Effective Date and the Closing Date that:

          (a)     Organization and Authority. The Contributor is a corporation
                  --------------------------
duly organized, validly existing and in good standing under the laws of the State of Louisiana. The Contributor has full power and authority (corporate and regulatory) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligation under this Agreement. The Contributor holds all licenses and permits necessary to carry on its business as now being conducted, and is licensed in, qualified to transact business in, in good standing under, and in compliance with, the laws of each state where necessary in order to own and provides services to Customers relating to the Contributed Assets and perform its obligations under this Agreement.

          (b)     Authorization of Agreement. The Contributor has taken all
                  --------------------------
necessary action to authorize its execution, delivery and performance of this Agreement and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to the authority to sell, assign and transfer the Contributed Assets in accordance with this Agreement and to perform its obligations under this Agreement; and assuming due authorization, execution and delivery by the Partnership, this Agreement and all the obligations of the Contributor hereunder are the legal, valid and binding obligations of the Contributor, enforceable against the Contributor in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The undersigned representative of the Contributor is duly authorized to act on behalf of the Contributor with respect to the execution, delivery and performance of this Agreement.

          (c)     Noncontravention and Approval. The execution and delivery of
                  -----------------------------
this Agreement and the performance of its obligations thereunder by the Contributor will not conflict with any provision of any law or regulation to which the Contributor is subject or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of the Contributor's organizational and governing documents or any agreement or instrument to which the Contributor is a party or by which the Contributor is a party or by which it is bound or any order or decree applicable to the Contributor or result in the creation or imposition of any lien on any of its assets or property which would adversely affect the ability of the Contributor to carry out the terms of this Agreement; and the Contributor has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Contributor of this Agreement.

          (d)     Litigation. There is no action, suit or proceeding pending or
                  ----------
to Contributor's knowledge, threatened, against the Contributor in any court or by or before any other governmental agency or instrumentality which seeks to prohibit the Contributor from entering into this Agreement or which would adversely affect the ability of the Contributor to carry out the transactions contemplated by this Agreement or would materially and adversely affect the condition (financial or otherwise) or operations of the Contributor; there is no pending or, to Contributor's knowledge, threatened, suit, action, litigation or claim of any kind by the Customer(s) relating to the Contributed Assets.

          (e)     Ownership of Contributed Assets. Prior to the transfer and
                  -------------------------------
assignment of each Contributed Asset to the Partnership, the Contributor held good and indefeasible title to, and was the sole owner and holder of such Contributed Asset subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Partnership will hold good and indefeasible title to, and will be the sole owner of, each Contributed Asset subject to no liens, charges, mortgages, encumbrances or rights of others; and the Contributor has full authority, right and power to sell and assign such Contributed Asset to the Partnership;

          (f)     Brokers. The Contributor has not retained the services of a
                  -------
broker or finder and has not agreed to pay any fee, commission or other payment upon the closing of this Agreement. The Contributor agrees to defend and hold the Partnership harmless and indemnify the Partnership from any claim, demand, cause of action or judgment which may arise as a result of any broker or finder retained by or asserting claims by or through the Contributor. The indemnity and hold harmless by the Contributor hereunder shall include all costs and expenses that may be incurred by the Partnership, including without limitation its attorneys' fees.

          (g)     Accuracy and Completeness of Statements. All information
                  ---------------------------------------
provided by the Contributor to the Partnership relating to the Contributed Assets before the execution of this Agreement is true and correct as of the Closing Date. No certificate of an officer, statement furnished, or report or electronic transmission delivered pursuant to the terms hereof by the Contributor contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement, report or transmission not misleading.

          (h)     Conduct of Business. The business practices used by the
                  -------------------
Contributor with respect to the marketing, sale and provision of services to the Customers relating to the Contributed Assets have been, in all material respects, legal, proper, prudent and customary in the PCS retail business.

          (i)     Performance. The Contributor does not believe, nor does it
                  -----------
have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Contributor is solvent and the sale of the Contributed Assets will not cause the Contributor to become insolvent. The sale of the Contributed Assets is not undertaken with the intent to hinder, delay or defraud any of the Contributor's creditors.

          (j)     Customers. The list of persons and other information set
                  ---------
forth on Schedule 1 constitutes a complete and accurate statement of all
         ----------
information specified in Section 2(a) of this Agreement regarding the Customers. To the best of Contributor's knowledge, the Customer information on Schedule 1
                                                                    ----------
is free from arithmetic error. To the best of Contributor's knowledge, each of the documents comprising a portion of the Contributed Asset executed by the related Customer is genuine and contains genuine signatures of the Customer.

          (k)     PCS Contracts. There exists no known defense to the
                  -------------
enforceability of the PCS Contracts; and there is no known right of offset, right of rescission, avoidance, defense or counterclaim, whether by operation of law or otherwise, to any PCS Contract. The PCS Contracts and other agreements executed in connection therewith contain the entire agreement of the parties thereto with respect to the subject matter thereof, free of concessions or understandings with the Customer of any kind not expressed therein, are genuine, and constitute the legal, valid and binding obligation of the Customer, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each PCS Contract contains customary and enforceable provisions such as to render the rights and remedies of the Contributor and its assigns adequate. Except as evidenced by an appropriate written amendment or modification that has been executed, and a certified copy of which is contained in the related file, the Contributor has not impaired, altered or modified any PCS Contract in any respect. Except as indicated on Schedule 1, no payment
                                                     ----------
required of a Customer under any PCS Contract was past due as of the Effective Date. Each PCS Contract is assignable to the Partnership, and Contributor has provided notice to or obtained the consent of the Customer for such assignment to the extent required thereby.

          (l)     Compliance With Laws. Contributor has complied with all
                  --------------------
requirements of any federal, state or local law applicable to the Contributed Assets, has given all notices, disclosures, and other statements or information required by law or regulation to be given with respect to the Contributed Assets, and has performed any other act required by law to be performed with respect to the Contributed Assets. Neither Contributor nor any of Contributor's agents or representatives has either committed fraud or made any material misrepresentation with respect to the Contributed Assets.

          (m)     Taxes. All Tax Returns required to be filed by or with
                  -----
respect to the Contributor and the Contributed Assets have been timely filed with appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed for all periods ending on or prior to the Closing Date. All Taxes due from or with respect to the Contributor and the Contributed Assets for all periods ending on or prior to the Closing Date have been fully paid. There are no federal, state or local tax liens upon any property or assets of the Partnership or the Contributed Assets. There are no tax deficiencies owing by the Partnership, and there is not currently pending any audit of the Partnership with respect to any Taxes. The consummation of the transactions contemplated by this Agreement will not result in the imposition or creation of any liability for Taxes with respect to the Contributed Assets except for obligations which remain the liability of the Contributor or result from any election made by the Partnership after the Closing. For this purpose,
(i) the term "Tax Return" shall mean all returns, declarations, reports, estimates, information returns, statements and forms required to be filed in respect of any Taxes, and (ii) the term "Taxes" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, and property taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest any penalties, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) and shall include any transferee liability in respect of Taxes.

          (n)     Inventory. The list of items set forth on Schedule 2 attached
                  ---------                                 ----------
hereto provides a complete and accurate list of all items comprising the Inventory. All items comprising the Inventory are of good quality and quantity which are usable and saleable in the ordinary course of business of the Partnership. All items of the Inventory are located on the premises described in
Schedule 2.
----------

          (o)     Assumed Liabilities. All information provided by the
                  -------------------
Contributor to the Partnership relating to the Assumed Liabilities before the execution of this Agreement is true and correct. Each agreement, if any, listed on Schedule 4 is valid, binding and enforceable and in full force and effect; the Contributor has made all payments and performed all obligations due by it thereunder for the period prior to Effective Date; no default or event of default exists thereunder. Each agreement, if any, listed on Schedule 4 is
                                                             ----------
assignable to the Partnership, and the Contributor has provided notice to or obtained the consent of the other party(ies) thereto for such assignment to the extent required thereby.

     Section 8.   Representations and Warranties of the Partnership. The
                  -------------------------------------------------
Partnership hereby represents and warrants the following to the Contributor as of the Effective Date and the Closing Date:

          (a)     Organization and Authority. The Partnership is a partnership
                  --------------------------
in commendam duly organized and validly existing under the laws of the State of Louisiana. The Partnership has full power and authority to enter into this Agreement.

          (b)     Authorization of Agreement. The Partnership represents and
                  --------------------------
warrants to the Contributor that, assuming due authorization, execution and delivery by the Contributor, this Agreement and all of the obligations of the Partnership hereunder are the legal, valid and binding obligations of the Partnership, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). The general partner of Partnership is authorized to act on behalf of and bind the Partnership to the terms of this Agreement, and the undersigned representative of the Partnership's general partner is duly authorized to act on behalf of the general partner in this regard.

     Section 9.   Non-Competition and Non-Solicitation.
                  ------------------------------------

          (a)     General Limitations. Contributor covenants and agrees with
                  -------------------
Partnership that, for a period of two years following the Closing, Contributor shall not engage in, carry on, represent, or have a financial interest in, directly or indirectly, individually, as a member of a partnership, joint venture, or limited liability company, equity owner, shareholder, investor, or manager, any business that involves the provision of PCS services to the Customers; provided, however, that such limitations shall not apply to (i) the ownership, directly or indirectly, by the Contributor of the Partnership, the General Partner, and less than one percent of the total aggregate equity interests in any other corporation, partnership, or limited liability company, together with any affiliates thereof, or (ii) any activities conducted by the Contributor on behalf of and for the benefit of the Partnership; provided, further, that the limitations imposed on the Contributor in this Section 9 of this Agreement shall not affect any of the Contributor's obligations under any of the documents or agreements governing the organization or operation of the Partnership.

          (b)     Branding. Branding shall be terminated at Closing. However,
                  --------
co-branding and/or sub-branding involving the use of the Contributor's name and/or logo shall be permitted as required or allowed by the Sprint PCS Management Agreement, subject to Sprint's approval. The Partnership and the Contributor shall take such steps as are necessary or appropriate to at all times comply with any Sprint requirements regarding Branding.

          (c)     Non-Solicitation and Non-Interference. Contributor shall not
                  -------------------------------------
take any action to solicit any Customer in order to effect the termination of any PCS Contract or the use by the Customer of a provider of PCS services other than the Partnership.

          (e)     Separate Agreements. Contributor acknowledges and agrees that
                  -------------------
the agreements set forth in this Section 9 each constitute separate agreements independently supported by good and adequate consideration and shall be severable from the other provisions of, and shall survive, this Agreement. The existence of any claim or cause of action of Contributor against Partnership, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Partnership of the covenants and agreements of Contributor contained in this Section 9.

          (f)     Limitations Reasonable; Reformation. Contributor agrees that
                  -----------------------------------
the limitations set forth herein on its rights to compete with the Partnership as set forth in this Section 9 are reasonable and necessary for the protection of Partnership. In this regard, the Contributor specifically agrees that the limitations as to period of time and geographic area, as well as all other restrictions on its activities specified herein, are reasonable and necessary for the protection of the Partnership. Contributor agrees that, in the event that the provisions of this Section 9 should ever be deemed to exceed the scope of business, time or geographic limitations permitted by applicable law, such provisions shall be and are hereby reformed to the maximum scope of business, time or geographic limitations permitted by applicable law.

          (g)     Injunctive Relief. Contributor agrees that the remedy at law
                  -----------------
for any breach by it of this Section 9 will be inadequate and that the Partnership shall be entitled to injunctive relief.

     Section 10.  Survival and Indemnification.
                  ----------------------------

          (a)     Survival. Except as otherwise specifically provided in this
                  --------
Agreement, all representations, warranties, covenants, and agreements of Contributor and Partnership contained herein or in any attachment, schedule, document or instrument attached hereto or delivered in connection herewith shall survive the Closing and shall continue in full force and effect for two years following the Closing; provided, however, that Contributor's representations and warranties regarding Tax Returns and Taxes shall expire and be terminated 30 days after the date of expiration of the statute of limitations for collection of the amounts in question.

          (b)     Indemnity Obligation of the Contributor. Subject to Section
                  ---------------------------------------
10(a), the Contributor hereby covenants and agrees to indemnify, save and hold the Partnership Indemnified Parties harmless from and against any Damages arising from, out of or in any manner connected with or based on the following:

                  (1) any inaccuracy in or breach of any representation or warranty of Contributor contained herein, or in any attachment, schedule, document or instrument attached hereto or delivered in connection herewith;

                  (2) the breach of any covenant of the Contributor or any failure of the Contributor to duly perform or observe any term, provision, covenant or obligation contained herein, or in any attachment, schedule, document or instrument attached hereto or delivered in connection herewith; and

                  (3) any Retained Liability, including any liability for Taxes, or with respect to any act, omission, event, debt, obligation, contract, agreement, commitment or undertaking of, or claim against, the Contributor or any stockholder, officer or director of the Contributor, or any of its affiliates (including but not limited to any liabilities of the Contributor or any of its affiliates arising out of or relating to products sold or services rendered by Contributor prior to the Effective Date) other than the Assumed Liabilities.

The foregoing indemnities shall not limit or otherwise adversely affect the Contributor Indemnified Parties' rights of indemnity for Damages under Section 10(c). For purposes of this Section 10, a representation or warranty of the Contributor shall be considered inaccurate or breached without regard to the knowledge of the Partnership of any such inaccuracy or breach as of the date hereof and notwithstanding that any such representation or warranty was expressly made to the best of the Contributor's knowledge or refers to matters known to the Contributor or is based on limited due diligence, analysis, testing and examination by the Contributor.

          (c)     Limitation On Contributor's Indemnity Obligation.
                  ------------------------------------------------
Notwithstanding any of the foregoing to the contrary, (i) the Contributor shall not be required to indemnify the Partnership Indemnified Parties from any Damages pursuant to this Section 10 until any of the Partnership Indemnified Parties has suffered Damages in excess of a $10,000 aggregate threshold (at which point the Contributor will be obligated to indemnify the Partnership Indemnified Parties from and against all such Damages), and (ii) the aggregate liability of the Contributor to the Partnership Indemnified Parties pursuant to this Section 10 shall not exceed 100% of the Final Consideration. The provisions of this Section 10(c) shall not be applicable to the adjustments to the Consideration contemplated by Section 3.

          (d)     Indemnity Obligation of the Partnership. Subject to Section
                  ---------------------------------------
10(a), the Partnership hereby covenants and agrees to indemnify, save and hold the Contributor Indemnified Parties harmless from and against any Damages arising from, out of or in any manner connected with or based on the following:

                  (1) any inaccuracy in or breach of any representation or warranty of Partnership contained herein, or in any attachment, schedule, document or instrument attached hereto or delivered in connection herewith;

                  (2) the breach of any covenant of the Partnership or any failure of the Partnership to duly perform or observe any term, provision, covenant or obligation contained herein, or in any attachment, schedule, document or instrument attached hereto or delivered in connection herewith; and

                  (3) any Assumed Liability; provided, however, the Partnership shall have no indemnity or other obligation under this
          Section 10(d) with respect to any matter for which the Contributor failed to perform any duty, responsibility or obligation owed by Contributor to the Partnership as Partnership's manager, agent, representative or otherwise.

The foregoing indemnities shall not limit or otherwise adversely affect the Partnership Indemnified Parties' rights of indemnity for Damages under Section 10(b). The economic burden of any payments required by this Section 10(d) shall be allocated in an equitable manner among the partners of the

Partnership based on their proportionate ownership interests in the Partnership during the time period during which the liability for the payment accrues.

          (e)  Notice.  The party claiming indemnification (the "Indemnified
               ------
Party") shall give notice to the other party (the "Indemnifying Party") promptly after the Indemnified Party has actual knowledge of the assertion of any claim, or the commencement of any suit, action, or proceeding as to which indemnity may be sought; provided, however, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 10. Such notice shall set forth an estimate of the amount, if quantifiable, of liability attributable to and the nature of the claim as to which indemnity is being sought. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly (and in any event within 10 days thereof) after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to such claim, action, suit or proceeding.

          (f)  Legal Defense.  The Indemnifying Party shall be responsible for
               -------------
the defense or settlement of any third-party claim, suit, action or proceeding in respect of which indemnity may be sought hereunder, provided that (i) each Indemnified Party shall at all times have the right, at its option, to participate fully therein, and (ii) if the Indemnified Party does not proceed diligently to defend the third-party claim, suit, action or proceeding within 10 days after receipt of notice of such third-party claim, suit, action or proceeding, the Indemnifying Party shall have the right, but not the obligation, to undertake the defense of any such third-party claim, suit, action or proceeding.

          (g)  Settlement.  The Indemnifying Party shall not be required to
               ----------
indemnify the Indemnified Party with respect to any amounts paid in settlement of any third-party suit, action, proceeding or investigation entered into without the written consent of the Indemnifying Party; provided, however, that if the Indemnified Party is a Partnership Indemnified Party, such third-party claim, suit, action, proceeding or investigation may be settled without the consent of the Indemnifying Party on 10 days' prior written notice to the Indemnifying Party if such third-party suit, action, proceeding or investigation is then unreasonably interfering with the business or operations of the Partnership and the settlement is commercially reasonable under the circumstances; and provided further, that if the Indemnifying Party gives 10 days' prior written notice to the Indemnified Party of a settlement offer which the Indemnifying Party desires to accept and to pay all Damages with respect thereto ("Settlement Notice") and the Indemnified Party fails or refuses to consent to such settlement within 10 days after delivery of the Settlement Notice to the Indemnified Party, and such settlement otherwise complies with the provisions of this Section 10, the Indemnifying Party shall not be liable for Damages arising from such third-party claim, suit, action, proceeding or investigation in excess of the amount proposed in such settlement offer. Notwithstanding the foregoing, no Indemnifying Party will consent to the entry of any judgment or enter into any settlement without the consent of the Indemnified Party, if such judgment or settlement imposes any obligation or liability upon the Indemnified Party other than the execution, delivery or approval thereof and customary releases of claims with respect to the subject matter thereof.

          (h)  Cooperation.  The parties shall cooperate in defending any such
               -----------
third-party claim, suit, action, proceeding or investigation, and the defending party shall have reasonable access to the books and records, and personnel in the possession or control of the Indemnified Party that are pertinent to the defense. The Indemnified Party may join the Indemnifying Party in any suit, action, claim or proceeding brought by a third party, as to which any right of indemnity created by this Agreement would or might apply, for the purpose of enforcing any right of the indemnity granted to such Indemnified Party pursuant to this Agreement.

          (i)  Indemnification Payment.  In accordance with Sections 10(e) and
               -----------------------
(f), the Indemnified Party may make demand for indemnification upon the Indemnifying Party, to the address herein set forth for notice for the parties, and the Indemnifying Party shall make payment in satisfaction of such demand for indemnity within ten (10) days of receipt of such demand. In the event that the Indemnifying Party does not satisfy its indemnity obligations hereunder in a timely fashion as set forth herein, the indemnity obligation of the Indemnifying Party shall bear interest at the rate of 10% per annum accrued from and after the 30th day after the date such amount of indemnity obligation was first due and payable, and such interest shall continue to accrue until such time as such indemnity obligation is fully and finally paid. The obligations of the Indemnifying Party to indemnify the Indemnified Party in respect of Damages as set forth in this Section 10 shall survive the consummation of the contribution of the Contributed Assets and shall continue in full force and effect forever thereafter.

          (j)  Definitions.  For purposes of this Agreement:
               -----------

               (1) The term "Partnership Indemnified Party" shall mean the Partnership and its partners and their respective officers, directors, employees, representatives, agents, advisors, consultants and assigns, and all of their respective heirs, legal representatives, successors and assigns, but shall exclude the Contributor Indemnified Party.

               (2) The term "Damages" shall mean all damages, dues, penalties, fines, costs, amounts paid in settlement, obligations, Taxes, liens, losses, expenses, and fees, including, without limitation, any court costs and attorneys' and accountant's fees and expenses.

               (3) The term "Contributor Indemnified Party" shall mean the Contributor and its officers, directors, employees, representatives, agents, advisors, consultants and assigns, and all of their respective heirs, legal representatives, successors and assigns.

          (k)  Other Indemnification Procedures.  The foregoing indemnification
               --------------------------------
provisions constitute the exclusive method for compensating the other Parties for, or indemnifying the other Parties against, claims relating to the transactions contemplated by this Agreement.

     Section 11.  Dispute Resolution Procedures
                  -----------------------------

          (a)     Agreement to Use Procedure.  The parties have entered into
                  --------------------------
this Agreement in good faith and in the belief that it is mutually advantageous to them. It is with that same spirit of cooperation that they pledge to attempt to resolve any dispute amicably without the necessity of litigation. Accordingly, if a dispute arises between them relating to this Agreement (a "Dispute"), they will first utilize the procedures specified in this Section 11 (the "Procedure") prior to the commencement of any legal action; provided, however, that the use of this Procedure shall not be required prior to seeking and obtaining either a temporary restraining order or preliminary injunction pursuant to Section 9(g) of this Agreement (but shall be required prior to seeking and obtaining a permanent injunction pursuant to Section 9(g) so long as any temporary restraining order or preliminary injunction remains in effect).

          (b)     Initiation of Procedure.  The party seeking to initiate the
                  -----------------------
Procedure (the "Initiating Party") shall give written notice to the other party setting forth a general description of the nature of the Dispute, the Initiating Party's claim for relief, and the identity of one or more individuals with authority to settle the Dispute on behalf of the Initiating Party. The party receiving such notice (the "Responding Party") shall have five business days within which to designate by written notice to the Initiating Party one or more individuals with authority to settle the Dispute on behalf of the Responding Party. The individuals so designated by the Initiating Party and the Responding Party shall be known as the "Authorized Individuals."

          (c)     Direct Negotiations.  The Authorized Individuals shall be
                  -------------------
entitled to make such investigation of the Dispute as they deem appropriate, but agree to promptly, and in no event later than 30 days from the date of the Initiating Party's written notice, meet to discuss in good faith a resolution of the Dispute. The Authorized Individuals shall meet at such times and places and with such frequency as they may agree. If the Dispute has not been resolved within 30 days from the date of their initial meeting, the parties shall cease direct negotiations and shall submit the Dispute to mediation in accordance with the following provisions of this Section 11.

          (d)     Selection of Mediator.  After direct negotiations have ceased,
                  ---------------------
the Authorized Individuals shall work together in good faith to select one qualified attorney-mediator not affiliated with any of the parties. If the Authorized Individuals are not able to agree on a mediator within five business days from the date they cease direct negotiations, the Initiating Party and the Responding Party each shall select a mediator (collectively, the "Preliminary Mediators"). The Preliminary Mediators shall in turn select another mediator to alone preside over the mediation of the Dispute.

          (e)     Time and Place for Mediation.  In consultation with the
                  ----------------------------
mediator selected, the parties shall promptly designate a mutually convenient time and place for the mediation, and unless circumstances require otherwise, such time to be not later than 45 days after selection of the mediator.

          (f)     Exchange of Information.  In the event any party to this
                  -----------------------
Agreement has substantial need for information in the possession of another party to this Agreement in order to prepare for the mediation, all parties shall attempt in good faith to agree on procedures for the expeditious exchange of such information. If no agreement is reached in this regard, the mediator shall decide on the appropriate procedures.

          (g)     Summary of Views.  At least seven days prior to the first
                  ----------------
scheduled session of the mediation, each party shall deliver to the mediator and to the other party a concise written summary of the facts concerning the matter in Dispute, and such other matters required by the mediator. The mediator may also request, as the mediator determines is appropriate, that a confidential issue paper be submitted by each party to the mediator.

          (h)     Parties to be Represented.  In the mediation, each party shall
                  -------------------------
be represented by an Authorized Individual and may be represented by counsel. In addition, each party may, with permission of the mediator, bring such addition persons as needed to respond to questions, contribute information and participate in the negotiations.

          (i)     Conduct of Mediation.  The mediator shall determine the format
                  --------------------
for the meetings, designed to assure that both the mediator and the Authorized Individuals have an opportunity to hear an oral presentation of each party's views on the matter in dispute, and that the authorized parties attempt to negotiate a resolution of the matter in dispute, with or without the assistance of counsel or others, but with the assistance of the mediator. To this end, the mediator is authorized to conduct both joint meetings and separate private caucuses with the parties. The mediation session shall be private, and all information and statements shall remain confidential. The mediator will keep confidential all information learned in private caucus with any party unless specifically authorized by such party to make disclosure of the information to the other party. The parties shall keep confidential, and shall not use for any other purpose, all information and statements obtained or made in the course of the mediation process. The parties hereby agree to sign a document agreeing that the mediator shall be governed by the provisions of Chapter 154 of the Texas Remedies and Practice Code and such other rules as the mediator shall prescribe. The parties commit to participate in the proceedings in good faith with the intention of resolving the Dispute if at all possible.

          (j)     Termination of Procedure.  The parties agree to participate in
                  ------------------------
the mediation procedure to its conclusion. The mediation shall be terminated (i) by the execution of a settlement agreement by the parties, (ii) by a declaration of the mediator that the mediation is terminated, or (iii) by a written declaration of a party to the effect that the mediation process is terminated at the conclusion of one full day's mediation session. Even if the mediation is terminated without a resolution of the Dispute, the parties agree not to terminate negotiations and not to commence any legal action or seek other remedies prior to the expiration of five days following the mediation. Notwithstanding the foregoing, any party may commence litigation within such five day period if litigation could be barred by an applicable statute of limitations or in order to request an injunction to prevent irreparable harm.

          (k)     Fees of Mediator, Disqualification.  The fees and expenses of
                  ----------------------------------
the mediator shall be shared equally by the parties. The mediator shall be disqualified as a witness, consultant, expert or counsel for any party with respect to the Dispute and any related matters.

          (l)     Confidentiality.  Mediation is a compromise negotiation for
                  ---------------
purposes of the Federal and State Rules of Evidence and constitutes privileged communication under Texas and Louisiana law. The entire mediation process is confidential, and no stenographic, visual or audio record shall be made. All conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the mediation by any party, their agents, employees, representatives or other invitees and by the mediator are confidential and shall, in addition and where appropriate, be deemed to be privileged. Such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible for any purposes, including impeachment, in any litigation or other proceeding involving the parties, and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative of any of the parties; provided, however, that evidence otherwise discoverable or admissible is not excluded from discovery or admission as a result of its use in the mediation.

     Section 12.  Miscellaneous Provisions.
                  ------------------------

          (a)     Further Documentation.  At any time, and from time to time
                  ---------------------
hereafter, upon the reasonable request of either party, and without payment of further consideration to the other party, each party covenants to do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required in order to (i) complete the transactions contemplated by this Agreement, (ii) assign, transfer, grant, convey, assure and confirm to the Partnership, or to collect and reduce to possession, any or all of the Contributed Assets or the Assumed Liabilities as provided for herein, and (iii) to evidence any of the foregoing.

          (b)     Notices.  All notices, requests, demands, claims, and other
                  -------
communications pertaining to this Agreement ("Notices") must be in writing, must be sent to the addressee at the address set forth in this Section, or at such other address as the addressee has designated by a Notice given in the manner set forth in this Section, and must be sent by telegram, telex, facsimile, electronic mail, courier, or prepaid, certified U.S. mail. Notices will be deemed given when received, if sent by telegram, telex, electronic mail or facsimile, and if received between the hours of 8:00 a.m. and 5:00 p.m., local time of the destination address, on a business day (with confirmation of completed transmission sufficing as prima facie evidence of receipt of a notice sent by telex, telecopy, electronic mail, or facsimile), and when delivered and receipted for (or when attempted delivery is refused at the address where sent) if sent by courier or by certified U.S. mail. Notices sent by telegram, telex, electronic mail, or facsimile and received between 12:01 a.m. and 7:59 a.m., local time of the destination address, on a business day will be deemed given at 8:00 a.m. on that same day. Notices sent by telegram, telex, electronic mail, or facsimile and received at a time other than between the hours of 12:01 a.m. and 5:00 p.m., local time of the destination address, on a business day will be deemed given at 8:00 a.m. on the next following business day after the day of receipt. The addresses for Notice are as follows:

     If to the Partnership:     Meretel Communications Limited Partnership
                                Wireless Management Corporation, General Partner
                                c/o Fort Bend Communication Companies, Inc.
                                1260 Pin Oak Road
                                Katy, Texas 77493

                                Telephone No.: (281) 396-5796
                                Facsimile No.: (281) 396-5524
                                Attention: George V. Head, President

     If to the Contributor:     EATELCORP., Inc.
                                913 South Burnside Ave
                                Gonzales, Louisiana 70737
                                Telephone No.: (225) 621-4231
                                Facsimile No.: (225) 644-8566
                                Attention: John Scanlan, Executive President

          (c)     Severability.  Each part of this Agreement is intended to be
                  ------------
severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

          (d)     Rights Cumulative; Waivers.  The rights of each of the parties
                  --------------------------
under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation that is in writing and signed by the parties. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

          (e)     Headings.  The headings of the Sections and Subsections
                  --------
contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision thereof.

          (f)     Construction.  Unless the context otherwise requires, singular
                  ------------
nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

          (g)     Assignment.  This Agreement and the terms, covenants,
                  ----------
conditions, provisions, obligations, undertakings, rights and benefits hereof, including the Attachments hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective successors and assigns.

          (h)     Prior Understandings.  This Agreement supersedes any and all
                  --------------------
prior discussions and agreements between the Contributor and the Partnership with respect to the contribution and transfer of the Contributed Assets and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated in this Agreement, except as otherwise provided in the Omnibus Agreement.

          (i)     Integrated Agreement; Amendments.  This Agreement and all
                  --------------------------------
attachments hereto constitute the final complete expression of the intent and understanding of the Partnership and the Contributor. This Agreement shall not be altered or modified except by a subsequent writing, signed by the Partnership and the Contributor.

          (j)     Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

          (k)     Survival.  Each and every covenant, representation and
                  --------
warranty hereinabove made by the Partnership or the Contributor shall survive the consummation of the contribution and transfer of the Contributed Assets.

          (l)     Joinder of Other Parties.  Unwired, Fort Bend, and XIT are
                  ------------------------
executing this Agreement to acknowledge its fairness, the existence of certain obligations they owe as referenced herein, and their assent to the terms and conditions hereof.

          (m)     Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED, AND THE
                  -------------
RIGHTS AND OBLIGATIONS OF THE CONTRIBUTOR AND THE PARTNERSHIP HEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA WITHOUT REGARD TO THE CONFLICTS OF LAWS AND RULES THEREOF.


                           [SIGNATURES ON NEXT PAGE]

     IN TESTIMONY WHEREOF, the parties hereto have executed this Agreement in multiple originals on the Closing Date to be effective as of the Effective Date.

                         PARTNERSHIP:
                         ------------

                              MERETEL COMMUNICATIONS LIMITED PARTNERSHIP

                              By Wireless Management Corporation, its
                              General Partner

                              By:_______________________________________

                              Name:_____________________________________

                              Title:____________________________________

                         CONTRIBUTOR:
                         ------------

                              EATELCORP, INC.

                              By:_______________________________________

                              Name:_____________________________________

                              Title:____________________________________

                         OTHER PARTIES:
                         --------------

                              US UNWIRED, INC.

                              By:_______________________________________

                              Name:_____________________________________

                              Title:____________________________________


                              FORT BEND TELEPHONE COMPANY, INC.

                              By:_______________________________________

                              Name:_____________________________________

                              Title:____________________________________

                              XIT LEASING, INC.

                              By:_______________________________________

                              Name:_____________________________________

                              Title:____________________________________



Schedule 1 - List of Customers and Related Information
Schedule 2 - List of Inventory
Schedule 3 - List of Other Agreements To Be Assumed

Exhibit 1 - Form of General Conveyance, Transfer and Assignment

                                  SCHEDULE 1
                                  ----------

                   List of Customers And Related Information



     Schedule 1 was provided by the Contributor to the Partnership on __________, 1999, and was printed on _______________ paper. The printout shows that it was printed on __________, 1999, and contains information dated as of __________, 1999. The printout shows __________ subscribers and __________ phone lines.

                                  SCHEDULE 2
                                  ----------

                               List of Inventory

                                  SCHEDULE 3
                                  ----------

                    List of Other Agreements to Be Assumed

                                   EXHIBIT 1

              Form of General Conveyance, Transfer and Assignment

                                 Exhibit 10.16

                       SETTLEMENT AND RELEASE AGREEMENT
                       --------------------------------

This Settlement and Release Agreement ("Agreement") is effective as of October ____, 1999 (the "Effective Date"). The undersigned parties to this Agreement agree to settle, and do hereby settle and compromise, their disputes and controversies on the terms and conditions set forth herein.

1.   Parties.  The following are the parties to this Agreement:
     -------

          (a) U S Unwired, Inc. and Mercury Information Technologies, Inc. (collectively, "Unwired");
          (b)  EATELCORP, Inc. and RBS Enterprises, Inc. (collectively,
               "EATEL");
          (c) Fort Bend Telephone Company and Fort Bend Communication Companies, Inc. (collectively, "Fort Bend");
          (d)  XIT Leasing, Inc. ("XIT");
          (e)  Meretel Communications Limited Partnership  ("Meretel");
          (f)  Wireless Management Corporation ("Wireless"); and
          (g)  Meretel Wireless, Inc.

     The parties listed above are collectively referred to as the "Parties" and individually as a "Party".

2.   Mutual Representations and Warranties,  Each Party represents and warrants
     -------------------------------------
to each of the other Parties that:

          (a)  It has all requisite legal power to enter into this Agreement.

          (b) All acts required of it for the due and valid authorization, execution, delivery and performance of this Agreement have been duly and validly taken.

          (c) This Agreement is its binding obligation, enforceable in accordance with its terms.

3.   Recitals
     --------

     3.1 The Parties, other than those second to be identified in Sections 1(a), (b) and (c) above, have entered into an Omnibus Agreement in September, 1999 (the "Omnibus Agreement"), one of the conditions to the consummation of the Closing (as defined in the Omnibus Agreement) of which is the execution of this Agreement.

     3.2 It is the intent of the Parties to settle and compromise certain claims, rights and causes of action against each other which arise out of actions or omissions by one or more of them relating to Meretel and Wireless made before the Effective Date, expressly reserving all other claims, rights and causes of action.

4.   Agreement.  In order to settle and compromise the claims and differences
     ----------
referred to above, the Parties agree as follows:

          (a) Each Party hereby releases and forever discharges each of the other Parties and its officers, directors, shareholders, employees, agents, successors, assigns, subsidiaries, affiliates, attorneys, and insurers, and each of them, from any and all actions, suits, claims, demands, debts, liens, causes of action, damages or liabilities of every kind and character (collectively referred to hereafter as "Claims"), that it has or may have against any of them as of the Effective Date and arising out of actions or omissions before the Effective Date, whether such Claims arise under federal law, state law or otherwise; whether such Claims are anticipated or unanticipated; whether such Claims are asserted or unasserted; and whether such Claims are known or unknown, whether based, in whole or in part, on alleged breach of fiduciary duties (including but not limited to breach of duty of care, breach of duty of loyalty, self dealing, non-disclosure, inaccurate disclosure, or appropriation of corporate opportunity) or based, in tort, or based on breach of contract (including but not limited to the Articles of Partnership of Meretel, as amended, or the Articles of Incorporation or By-Laws of Wireless, in each case as amended, or based on violations of law (including but not limited to the federal securities laws or any state securities law), or based upon any acts or omissions of their respective officers, directors, shareholders, employees, agents, successors, assigns, subsidiaries, affiliates and attorneys insofar as such Claims arise out of or are based on (i) any alleged Claim that any Party other than Unwired may have to the benefits arising out of any agreement, letter of intent or negotiations between Unwired and Sprint PCS or any affiliate of Sprint PCS, (ii) any alleged Claims expressed or implied in a letter dated January 30, 1999 from Meretel to Robert Piper, President of Unwired or (iii) any alleged Claims relating to the termination of Unwired's management of Meretel.

          (b) No Party is releasing or giving up any Claims other than those expressly released under subsection (a), above, but each Party represents and warrants to each other Party that as of the date of this Agreement its executive officers have no present actual knowledge of any other Claim it has or may have against any other Party other than those released by this Agreement, it being understood that no Party has undertaken, or has been required to undertake, any due diligence or other investigation or inquiry to ascertain the existence of any Claim against any other Party other than those released hereby.

          (c) In executing and consenting to this Agreement, the Parties, and each of them, hereby bind their heirs, assigns, and successors in business or interest, and all persons and entities claiming through them. In furtherance of the foregoing, each Party agrees to indemnify and hold harmless each other Party and each of its officers, directors, shareholders, employees, agents, successors, assigns, affiliates, attorneys and insurers , against any and all claims demands, debts, causes of action, damages or liabilities, and against expenses (including attorneys fees) incurred in investigating and defending against any Claims released pursuant to Subsection (a), above, which such indemnifying Party could not assert by virtue of this Agreement and which is brought by any of its officers, directors, shareholders, employees, agents, successors, assigns, affiliates, attorneys, insurers, or any other person acting on authority of the indemnifying Party.

5.   Miscellaneous
     -------------

     5.1  Consultation with Counsel.  This Agreement has been approved and
          -------------------------
executed by the Parties after consultation with their respective counsel.

     5.2  Modification. Neither this Agreement nor any provision of this
          ------------
Agreement can be modified or waived in any way, except in writing by all Parties.

     5.3  Enforcement of Agreement.  If any Party or Parties commence an action
          ------------------------
or other proceeding, or assert a claim in any action or other proceeding, against another Party or Parties to enforce this Agreement, or any portion thereof, the prevailing Party or Parties shall be entitled to recover actual attorney's fees and all other costs incurred by the prevailing Party in connection with that action, proceeding or claim. For purposes of this paragraph, a "prevailing Party" is a Party who successfully enforces a material provision of this Agreement, regardless of that Party's success or failure on any other issue, or a Party who successfully defends against an attempt to enforce a material provision of this Agreement, regardless of that Party's success or failure on any other issue.

     5.4. Interpretation of Agreement.  This Agreement has been negotiated and
          ---------------------------
drafted jointly by the Parties with advice of counsel.

     5.5  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of Louisiana.

     5.6  Warranty.  Each Party acknowledges, represents and warrants that it is
          --------
the owner of the Claims released by it hereunder, and that none of those Claims has been assigned, sold, transferred, conveyed or otherwise disposed of, whether such assignment, sale, transfer, conveyance or other disposition has occurred by operation of law or otherwise.

     5.7  Counterparts. This Agreement may be executed in multiple counterparts.
          ------------

U S Unwired, Inc.                            XIT Leasing, Inc.

By:_______________________            By:____________________________

EATELCORP., Inc.                             Wireless Management Corporation

By:_______________________            By:____________________________

Ford Bend Telephone Company           Meretel Communications Limited Partnership
By:_______________________            By Wireless Management Corporation,
                                      its General Partner

Mercury Information Technologies,            By:____________________________
Inc.

By:_______________________

RBS Enterprises, Inc.                        Fort Bend Communication Companies,
                                             Inc.

By:_______________________            By:____________________________

Meretel Wireless, Inc.

By:_______________________

                                   EXHIBIT B

                            CONTRIBUTION AGREEMENT

     THIS CONTRIBUTION AGREEMENT (this "Agreement") made and entered into effective as of August 1, 1998 (the "Effective Date"), by and between US UNWIRED, INC., a Louisiana corporation (the "Contributor"), represented herein by its duly authorized undersigned officer, and MERETEL COMMUNICATIONS LIMITED PARTNERSHIP, a Louisiana partnership in commendam (the "Partnership"), represented herein by its undersigned general partner, Wireless Management Corporation, a Louisiana corporation (the "General Partner"), represented by its duly authorized undersigned officer, provides as follows:

                                    RECITALS

      WHEREAS, the Partnership and the Contributor each are engaged in the personal communications service ("PCS") business;

     WHEREAS, the Contributor is a limited partner of the Partnership (and an affiliate of the Contributor is a shareholder of the General Partner); EATELCORP, Inc., a Louisiana corporation ("Eatel"), is a limited partner of the Partnership (and an affiliate of EATELCORP is a shareholder of the General Partner); and Fort Bend Telephone Company, Inc., a Texas corporation ("Fort Bend"), is a limited partner of the Partnership (and an affiliate of Fort Bend is a shareholder of the General Partner);

     WHEREAS, the Partnership was formed pursuant to the Articles of Partnership in Commendam made and entered into as of July 26, 1995, as amended (the "Articles of Partnership"), by and among the General Partner, the Contributor, Eatel, Fort Bend, XIT Leasing, Inc., a Texas corporation ("XIT"}, and Meretel Wireless, Inc., a Louisiana corporation ("MWI);

     WHEREAS, the Partnership entered into that certain PCS Management Agreement dated June 8, 1998 (the "Sprint PCS Management Agreement"), with Sprint Spectrum, L.P., and SprintCom, Inc. (collectively, "Sprint") to manage and construct a PCS system (the "System") in the following five basic trading areas in which the Partnership had previously obtained from the Federal Communications Commission (the "FCC") licenses to construct and operate a PCS system pursuant to the FCC Block C auction (each, a "BTA"): (1) BTA #034 Beaumont and BTA #265 Lufkin (collectively, "Territory I"): and (2) BTA #032 Baton Rouge, BTA #236 Lafayette and BTA #180 Hammond (collectively, "Territory II");

     WHEREAS, pursuant to the Sprint PCS Management Agreement, the Partnership took advantage of the FCC's offer for amnesty in the five BTAs by returning the FCC licenses it previously obtained from the FCC to the FCC;

     WHEREAS, the Partnership has entered into agreements to sell and lease back 73 radio signal transmission towers, and associated equipment, land, ground leases and leases of tower space to tower tenants, that it has owned and operated (the "Tower Sale"), such agreements provide for a series of closings which can occur over several months as certain terms and conditions with respect to individual towers are satisfied in accordance with the agreements, the first closing under such agreements occurred on July 9, 1999, and subsequent closings may occur beginning August 15, 1999, and thereafter can continue to occur on the 15th day of each subsequent calendar month, upon the satisfaction of certain terms and conditions specified in the agreements (each a "Subsequent Closing");

     WHEREAS, prior to the Sprint PCS Management Agreement, the Contributor was a wholesaler of PCS services obtained from the Partnership and, pursuant to its marketing and sales activities, the Contributor developed and owned as of the Effective Date a base of PCS retail customers (the "Customers");

     WHEREAS, the Contributor has performed certain services on behalf of the Partnership in order to discharge the Partnership's obligations under the Sprint PCS Management Agreement (the "Management Services"), and has associated the Contributor's name and logo with the name and logo of Sprint in connection with performing such services on behalf of the Partnership (the "Co-branding");

     WHEREAS, the Sprint PCS Management Agreement contemplates that the Customers will be transferred, in part as a capital contribution, from the Contributor to the Partnership, and the Partnership, acting through agreements with the Contributor or other parties, will sell and market PCS services in the five BTAs utilizing the FCC licenses of Sprint in accordance with the terms of the Sprint PCS Management Agreement;

      WHEREAS, Contributor, Fort Bend, Eatel, XIT, MWI, the General Partner, and the Partnership have entered into an agreement dated September 7, 1999 (the "Omnibus Agreement") which provides for the consummation of certain transactions with respect to the Partnership (the "Restructuring Transactions"), one of the conditions to the closing of which is the execution and delivery of this Agreement;

      WHEREAS, in order to carry out the foregoing, the Contributor desires to contribute, transfer and convey to the Partnership all of its right, title and interest in and to the Customers and other related assets and all rights, accounts, contracts, customer payments and proceeds, handsets and books and records relating thereto and assign certain liabilities, in accordance with the terms and provisions of this Agreement;

      WHEREAS, the Partnership desires to obtain from the Contributor all of the Contributor's right, title and interest in and to the Customers and other related assets and all rights, contracts, accounts, payments and proceeds, handsets and books and records relating thereto and assume certain liabilities, in accordance with the terms and provisions of this Agreement; and

      WHEREAS, in order to, among other things, preserve the integrity and value of the Customers to the Partnership, the Contributor and the Partnership have agreed that Contributor will stop the Co-Branding; provided, however, the Partnership, Fort Bend and Eatel recognize and acknowledge that the Contributor has itself entered into management agreements directly with Sprint for areas outside of the BTAs and will conduct co-Branding activities with respect to such management agreements;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, and benefits to be obtained hereby and other good and valuable consideration, the receipt and sufficiency of which the Partnership and Contributor hereby acknowledge, the Partnership and Contributor hereby agree as follows:


                                   AGREEMENTS

     SECTION 1. RECITALS. The Recitals are hereby incorporated herein.

     SECTION 2. CONTRIBUTION OF CONTRIBUTED ASSETS. For the Consideration, in the amount and payable as set forth in Section 3, and pursuant to all the other terms and provisions of this Agreement, the Contributor does hereby agree to contribute, transfer and convey to the Partnership, and the Partnership in reliance upon the Contributor's representations, warranties and covenants set forth herein, does hereby agree to acquire and take from the Contributor, all of the Contributor's right, title and interest in and to the Contributed Assets as of the Effective Date. For purposes hereof, the "Contributed Assets" shall mean the following items:

           (a) the Customers, a complete list of whom (hereinafter referred to as Schedule 1) as of the Effective Date has previously been provided by the Contributor to the Partnership, including, for each such Customer, the name, account number, telephone number, address, start date of PCS contract, amount of prepaid but unused minutes as of the Effective Date, outstanding account balance as of the Effective Date, date of last use, and the amount of any payments that are past due as of the Effective Date.

         (b) all contracts, oral or written, between the Contributor and the Customers relating to the provision of PCS services by the Contributor to the Customers (the "PCS Contracts");

         (c) all trade secrets, know-how, trade dress, data, proprietary information, and other intellectual property, including the right to recover for infringement thereon, associated with the Customers, PCS Contracts, and delivery of PCS services to the Customers under the PCS Contracts (the "Intellectual Property"); provided, however, that the Intellectual Property shall not include (i) any rights or interests in or to Contributor's name or logo, or any intellectual property of Contributor associated with activities of the Contributor unrelated to the Customers, PCS Contracts, or delivery of PCS Services to the Customers, (ii) any items that are non-transferable (such as third party commercial software licenses), or (iii) any items that have been provided to the Partnership by Unibill, Inc. (including the pre-pay software);

           (d) all payments and proceeds on or relating to accounts receivable associated with the provision of services to Customers under the PCS Contracts on and after the Effective Date (the "Accounts");

           (e) all handsets which are the subject of the PCS Contracts and that are owned by the Contributor on the Closing Date (the "Handsets");

           (f) all tangible personal property relating to PCS activities located at the following addresses on the Closing Date (the "Tangible Personal Property"):

           (1)  9634 Airline Highway
                Suite 1-D
                Baton Rouge, LA 70815

           (2)  4414 Dowlen Road
                Suite 105
                Beaumont, TX 77706

           (3)  #62 Cental Mall
                3100 Highway 365
                Port Arthur, TX 77642

           (4)  3523 Ambassador Caffery, Space F
                Lafayette, LA 70503;

           (g) all leases, subleases and other rights between the Contributor and lessors and sublessors relating to the four locations set forth above in Section 2(f) which are described on Schedule 2 attached hereto and incorporated herein, a complete and accurate copy of each such lease and sublease having previously been delivered to the Partnership by the Contributor (the "Leases");

           (h) inventory relating to PCS activities located at the four locations set forth above in Section 2(f) on August 1, 1998 and as set forth in Schedule 3 attached hereto and incorporated herein (the "Inventory");

           (i) all goodwill associated with the Customers, PCS Contracts, and delivery of PCS services to the Customers under the PCS Contracts (the "Goodwill");

           (j) all books and records of the Contributor relating to the Customers, PCS Contracts, Accounts, Handsets, Tangible Personal Property, Leases, Inventory, Intellectual Property, and Goodwill (the "Books and Records");

           (k) all customer proprietary network information and subscriber list information, as such terms are defined in Section 222(f) of the Communications Act of 1934, as amended (47 USC (S) 222(f)), regarding the Customers ("CPNI/SLI"); and

           (l) all other benefits, rights and interests of the Contributor in and to the Customers, PCS Contracts, Intellectual Property, Accounts, Handsets, Tangible Personal Property, Leases, Inventory, Goodwill and Books and Records.

     Section 3. Consideration. Subject to the adjustments, if any, provided below in Section 3(a), the Partnership shall deliver the following amounts to the Contributor in exchange for the Contributed Assets: (i) $5,796,786, payable as provided below in this Section 3 (the "Consideration"), plus (ii) interest on such amount (as reduced by the amount set forth below in Section 3(e)) at the rate of 8.03% compounded annually from the Effective Date until paid (the "Interest"). The Consideration shall be delivered in the following form: (A) $4,296,786 by the delivery of cash payable by wire transfer or delivery of other immediately available funds; and (B) $1,500,000 worth of additional Units in the Partnership (as the term "Units" is defined in the Articles of Partnership and determined as of the Closing Date pursuant to the Omnibus Agreement and Section 8 of the Articles of Partnership). The Interest shall be paid to the Contributor by the delivery of cash payable by wire transfer or delivery of other immediately available funds. The Consideration and Interest shall be delivered to the Contributor within five days of the Closing Date; provided, however, that payment of the Consideration and Interest shall not be required prior to the last to occur of (x) the Partnership's closing of the final Subsequent Closing with respect to the Tower Sale; (y) the receipt by the Partnership of written consent from CoBank, ACB to the deliveries required to be made to the Contributor under this Agreement, and (z) the date on which the Contributor has obtained all consents of the lessors/landlords under the Leases to the transfer of the Leases to the Partnership pursuant to this Agreement; provided, further, that, the Units to be delivered pursuant to clause "(B)" of this Section 3 shall not be delivered prior to the closing of the other Restructuring Transactions pursuant to the Omnibus Agreement, and, in the event the other Restructuring Transactions fail to close pursuant to the Omnibus Agreement, the amount designated above in clause "(B)" of this Section 3 shall not be paid by the delivery of Units, but instead shall be paid by the delivery of cash in the manner specified above in clause "(A)" of this Section 3.

          (a) Adjustment to Consideration. The Consideration is equal to the sum of the following four items: (i) the product of $448.00 times the number of Customers who had prepaid but unused minutes as of the Effective Date (as identified on Schedule 1), less the portion of the prepaid fees attributable to the unused minutes; (ii) the product of $448.00 times the number of Customers
(A) who had been prepay customers prior to the Effective Date, (B) who had no unused minutes as of the Effective Date, and (C) who actually re-subscribed for service during the time period from the Effective Date to the Closing Date (as defined below); (iii) the product of $448.00 times the number of Customers who are billed for service after usage ("Post-Pay Customers"), less the sum of (w) the product of 10% times $448.00 times the number of Post-Pay Customers who had outstanding invoices aged more than 30 but less than 61 days as of the Effective Date, plus (x) the product of 30% times $448.00 times the number of Post-Pay Customers who had outstanding invoices aged more than 60 but less than 91 days as of the Effective Date; plus (y) the product of 90% times $448.00 times the number of Post-Pay Customers who had outstanding invoices aged more than 90 but less than 121 days as of the Effective Date; plus (z) the product of 100% times $448.00 times the number of Post-Pay Customers who had outstanding invoices aged more than 120 days as of the Effective Date; and (iv) the Book Value (as defined below) of the Tangible Personal Property and the Inventory. The Consideration shall be adjusted on the basis of the results of an audit of the Contributed Assets and Assumed Liabilities (as defined below) to be conducted by representatives of Fort Bend on behalf of the Partnership to substantiate the information provided by the Contributor to the Partnership relating to the Contributed Assets and Assumed Liabilities (the "Audit"). For purposes of this Agreement, "Book Value" shall mean the book value of Contributor's assets as of the Effective Date determined in accordance with generally accepted accounting principles consistently applied.

          (b) Audit Procedures. The Audit shall be conducted commencing no later than 10 days following the Closing Date, and shall be concluded no later than 40 days following the Closing Date, or at such other date as the Contributor and Fort Bend otherwise mutually agree. No later than 50 days following the Closing Date, or at such other date as the Contributor and Fort Bend otherwise mutually agree, Fort Bend shall deliver to the Contributor a statement (the "Audit Statement") showing (i) the amount of any changes to the Consideration arising out of the Audit, and (ii) a narrative explanation of each of the proposed changes. In the event that Partnership fails to deliver an Audit Statement within such 50-day period, Partnership shall be conclusively presumed to have accepted the Consideration as the Final Consideration. The Contributor shall have the right to review the Audit Statement (and supporting work papers) and provide written notice to Fort Bend of the Contributor's objections with respect to any error, omission, or other discrepancy in the Audit Statement (the "Discrepancy Notice") until 10 days following Contributor's receipt of the Audit Statement. In the event that Contributor fails to deliver a Discrepancy Notice within such 10-day period, Contributor shall be conclusively presumed to have accepted the adjustments set forth in the Audit Statement. Fort Bend and the Contributor shall work together in good faith to resolve any dispute referenced in a Discrepancy Notice and agree on the final amount of any adjustment to the Consideration. However, Fort Bend's determination of the amount of any adjustment to the Consideration shall be binding and conclusive on the Contributor, the Partnership and all other parties to this Agreement if the dispute is regarding less than $250,000. Section 11 of this Agreement shall govern all disputes regarding $250,000 or more. Fort Bend shall make a final determination in this regard no later than the 20th day following delivery of the Audit Statement (the "Determination Date").

          (c) Payment of Adjusted Amount. In the event that the actions contemplated by Section 3(a) and Section 3(b) are completed before payment of the Consideration is made (as contemplated under Section 3), the Partnership's payment obligation to the Contributor under Section 3 shall relate only to the amount of the final Consideration, as adjusted pursuant to Section 3(a) and
Section 3(b) (the "Final Consideration"). In such case, the adjustment, if any, made to the amount shown in Section 3 to arrive at the Final Consideration shall be made first with respect to the cash component of the Consideration. In the event that the actions contemplated by Section 3(a) and Section 3(b) are not completed until after payment of the Consideration has been made, Partnership and Contributor shall comply with the following requirements, as applicable: (i) if the Final Consideration exceeds the Consideration, the Partnership shall pay the Contributor the amount of such excess by wire transfer or delivery of other immediately available funds within 10 days after the Determination Date; (ii) if the Final Consideration is less than the Consideration, the Contributor shall pay the Partnership the amount of the difference by wire transfer or delivery of other immediately available funds within 10 days after the Determination Date. If the payments required by either Section 3(c)(i) or Section 3(c)(ii) are not made timely, the amounts involved shall bear interest at the prime rate published in the Wall Street Journal as of the Determination Date, compounded annually, from the 10th day after the Determination Date until the day paid.

          (d) Allocation of Final Consideration. The Final Consideration shall be allocated among the Contributed Assets for all purposes (including Taxes and financial accounting) by all parties hereto in a manner consistent with their relative fair market values as set forth on Exhibit 1 attached hereto. Contributor, Partnership and all other parties hereto shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocations. (The terms "Taxes" and "Tax Returns" shall have the meanings set forth below in Section 7(m).)

          (e) Payment for Inventory. Payments in the total aggregate amount of $829,232 cash were made by the Partnership to the Contributor prior to the Closing as full consideration for the acquisition by Partnership of the Inventory. Accordingly, the net amount of the cash component of the Consideration due to the Contributor in connection with the Closing is $3,467,554, subject to the other provisions of this Section 3.

          (f) Effective Time For Issuance of Units. The additional Units in the Partnership to be obtained by the Contributor pursuant to this Section 3, if any, shall be deemed to be issued to and obtained by the Contributor effective as of the date of the closing of the other Restructuring Transactions pursuant to the Omnibus Agreement (the "Omnibus Agreement Closing Date") (the time for the actual issuance and delivery of the Units, if any, shall be subject to the other requirements of this Section 3), notwithstanding that the Contributed Assets are to be transferred to and obtained by the Partnership as of the Effective Date. It is the intent of the parties that the issuance of such additional units to the Contributor shall not affect the proportionate interests held in the Partnership by any of its partners prior to the Omnibus Agreement Closing Date.

     SECTION 4. ASSUMPTION OF LIABILITIES. Subject to the terms and conditions of this Agreement, the Partnership agrees to assume and become responsible for all of the Assumed Liabilities as of the Effective Date. For purposes of this Agreement, the "Assumed Liabilities" shall mean all obligations and liabilities of the Contributor accruing on and after the Effective Date with respect to (i) the PCS Contracts, (ii) the Leases, and (iii) the agreements or other items, if any, listed on Schedule 4, attached hereto and made a part hereof, complete copies of any written documents with respect to which have previously been provided by the Contributor to the Partnership.

          (a) No Assumption of Retained Liabilities. Except for the Assumed Liabilities, the Partnership does not hereby assume or agree to assume any other debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, of the Contributor or any of its affiliates including, without limitation, those arising under any law, action, claim, suit or governmental order and those arising under any contract, agreement, arrangement, commitment or undertaking of the Contributor or any of its affiliates (collectively, the "Retained Liabilities"). Without limitation of the foregoing, the Contributor shall retain and remain responsible for all of the following liabilities of the Contributor, whether accrued, absolute or contingent, whether known or unknown, whether due or to become due, regardless of when asserted:

                (1) All warranty (whether express or implied) and liability claims relating to the Contributed Assets that arose or accrued prior to the Effective Date, including, without limitation, claims related to defects in products sold or distributed by Contributor prior to the Effective Date;

                (2) All taxes attributable or relating to the assets or business of the Contributor, or that may be applicable to the transactions contemplated by this Agreement (including, without limitation, all sales, use and transfer taxes); and

                (3) All of the Contributor's liabilities arising out of or in connection with the breach by the Contributor or any of its affiliates of any contract or agreement included in the Contributed Assets that arose or accrued prior to the Effective Date.

     SECTION 5. CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Chamberlain, Hrdlicka, White, Williams & Martin, 1200 Smith Street, 14th Floor, Houston,
Texas, simultaneously with the execution of this Agreement on September   , 1999
(the "Closing Date"). All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed. The Closing, and each of the transactions contemplated by this Agreement, shall be effective as of the close of business on the Effective Date, except as otherwise provided above in Section 3(f). At the Closing, the Partnership and Contributor shall deliver to each other a completed General Conveyance, Transfer and Assignment, in the form attached hereto as Exhibit 2, covering all of the Contributed Assets. At the Closing and at all times after the Closing, Contributor shall execute and deliver to the Partnership such other instruments of transfer as shall be reasonably necessary or appropriate to vest in the Partnership good and defeasible title to the Contributed Assets and to otherwise comply with the terms of this Agreement.

     SECTION 6. TRANSFER OF CONTRIBUTED ASSETS TO THE PARTNERSHIP.

          (a) Transfer of Data Bases and Information. As soon as possible after the Closing, but in no event later than five days after the Closing, and except to the extent already accomplished at the time of the Closing, Contributor shall deliver to Partnership the following items: (i) a complete copy of all computerized databases contained or stored on Contributor's computer systems regarding the Customers, including the information set forth on Schedule 1, in such form and pursuant to such specifications as requested by Partnership; (ii) a ledger accounting itemizing the dates and amounts of all payments made, received or applied by the Contributor with regard to each Contributed Asset, including, without limitation, for interest, tax, and insurance obligations;
(iii) a current trial balance; and (iv) a current master record data on magnetic tape.

          (b) Transfer of Funds. The Contributor shall promptly endorse and send to the Partnership via overnight mail or delivery service any checks, money orders or other funds in respect of any Contributed Asset which are or have been received by the Contributor after the Closing Date, including all payments by Customers on or relating to the Accounts. In the event the Partnership receives checks, money orders and the like from one or more of the Customers constituting payments under such Contributed Assets payable to the order of the Contributor, the Partnership is authorized to endorse such checks, money orders and the like in the name of the Contributor, without recourse, and apply the proceeds thereof to amounts owing under the related Contributed Assets. In the event the Partnership receives checks, money orders and the like from one or more of the Customers constituting payments attributable to periods prior to the Effective Date, the Partnership shall promptly endorse them and send them to the Contributor via overnight mail or delivery service.

          (c) Notice and Transfer of Communications and Payments. The Contributor shall promptly complete each of the following items when required after the Closing:

                (1) notify the Partnership in writing of any questions, complaints, legal notices, or other communications relating to the Contributed Assets that are received by the Contributor;

                (2) deliver to Partnership all Customer correspondence, insurance notices, tax bills or any other correspondence or documentation related to the Contributed Assets which are or have been received by the Contributor; and

                (3) furnish the Partnership with such information and file such reports supplementary to the information contained in the documents and schedules delivered pursuant hereto as the Partnership may reasonably request from time to time.

          (d) Contributor Cooperation and Segregation of Records. The Contributor shall cooperate fully with the Partnership and shall use reasonable efforts to enable the Partnership to transfer the Contributed Assets to the Partnership's designated computer system as soon as possible after the Closing. The Contributed Assets, including all books, computer discs, tapes, and diskettes, and other documents and records relating to the Contributed Assets, are and shall continue at all times to be the sole and exclusive property of the Partnership. The Contributor shall segregate the Contributed Assets from all other items in Contributor's possession, including files and databases on Contributor's computer system, and clearly and conspicuously label them as being owned by the Partnership, regardless of whether an item comprising the Contributed Assets is in the possession of Contributor pursuant to this Agreement or otherwise.

          (e) Contributor's Conduct of Business. Until the later to occur of (i) such time as the Partnership has delivered written notice to Contributor that the Contributed Assets have, to the Partnership's sole satisfaction, been completely transferred to the Partnership or the Partnership's agent (which notice shall not constitute a waiver of the Partnership's rights under this Agreement) or (ii) the Contributor is no longer performing the Management Services, the Contributor shall continue to do all things necessary and appropriate to preserve the integrity and value of the Contributed Assets, including without limitation the following:

                (1) preparing and maintaining such books and records as are appropriate, customary, and necessary;

                (2) receiving, processing, and accounting for payments and credits on the Contributed Assets;

                (3) responding as appropriate in writing or by telephone to Customer inquiries, requests, or billing error notices and making appropriate adjustments with the concurrence of the Partnership;

                (4) collecting Customer payments; and

                (5) providing supplies, telecommunications, and data transmission and processing equipment and programs as needed to permit the proper administration and operation of all Contributed Assets.

          (f) Consents. The Contributor shall use its best efforts to obtain any consents from third parties in order for the Contributor to sell and transfer the Contributed Assets and otherwise complete the transactions contemplated by this Agreement. If any of the foregoing shall require the consent of any party thereto (other than the Contributor), then this Agreement shall not constitute an agreement to assign the same, and such items shall not be assigned to or assumed by the Partnership if an actual or attempted assignment thereof would constitute a breach or default thereunder. If any such consent cannot be obtained, the Contributor will cooperate in any reasonable arrangement designed to obtain for the Partnership all benefits and privileges of the applicable instrument, contract, license, document or permit, while protecting the Contributor from continuing liabilities or obligations thereunder.

          (g) No Further Compensation. The Contributor shall perform all the services and take all the actions contemplated by this Section 6 in a prompt, efficient and competent manner without compensation other than the Final Consideration (or fees for performing Management Services). The Contributor's degree of care shall be reasonable and shall not be less than that which is standard and customary in the industry. In addition, the Contributor shall at all times perform such services in accordance with all applicable federal, state and local statutes, regulations, and other laws.

          (h) CPNI/SLI. The Contributor hereby acknowledges and agrees that, with respect to the CPNI/SLI, the effect of this Agreement is to cause the Contributor to contribute, transfer and convey to the Partnership all of the Contributor's rights, power and authority to own, use, and/or disclose the CPNI/SLI, and that the Contributor does not retain or reserve, and does not pursuant to this Agreement obtain, any right, power or authority to own, use and/or disclose the CPNI/SLI for any purpose.

     SECTION 7. REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR. The Contributor hereby represents and warrants to the Partnership as of the Effective Date and the Closing Date that:

          (a) Organization and Authority. The Contributor is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana. The Contributor has full power and authority (corporate and regulatory) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligation under this Agreement. The Contributor holds all licenses and permits necessary to carry on its business as now being conducted, and is licensed in, qualified to transact business in, in good standing under, and in compliance with, the laws of each state where necessary in order to own and provides services to Customers relating to the Contributed Assets and perform its obligations under this Agreement.

          (b) Authorization of Agreement. The Contributor has taken all necessary action to authorize its execution, delivery and performance of this Agreement and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to the authority to sell, assign and transfer the Contributed Assets in accordance with this Agreement and to perform its obligations under this Agreement; and assuming due authorization, execution and delivery by the Partnership, this Agreement and all the obligations of the Contributor hereunder are the legal, valid and binding obligations of the Contributor, enforceable against the Contributor in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The undersigned representative of the Contributor is duly authorized to act on behalf of the Contributor with respect to the execution, delivery and performance of this Agreement.

          (c) Noncontravention and Approval. The execution and delivery of this Agreement and the performance of its obligations thereunder by the Contributor will not conflict with any provision of any law or regulation to which the Contributor is subject or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of the Contributor's organizational and governing documents or any agreement or instrument to which the Contributor is a party or by which the Contributor is a party or by which it is bound or any order or decree applicable to the Contributor or result in the creation or imposition of any lien on any of its assets or property which would adversely affect the ability of the Contributor to carry out the terms of this Agreement; and the Contributor has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Contributor of this Agreement.

          (d) Litigation. There is no action, suit or proceeding pending or, to Contributor's knowledge, threatened, against the Contributor in any court or by or before any other governmental agency or instrumentality which seeks to prohibit the Contributor from entering into this Agreement or which would adversely affect the ability of the Contributor to carry out the transactions contemplated by this Agreement or would materially and adversely affect the condition (financial or otherwise) or operations of the Contributor; there is no pending or, to Contributor's knowledge, threatened, suit, action, litigation or claim of any kind by the Customer(s) relating to the Contributed Assets.

          (e) Ownership of Contributed Assets. Prior to the transfer and assignment of each Contributed Asset to the Partnership, the Contributor held good and indefeasible title to, and was the sole owner and holder of such Contributed Asset subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Partnership will hold good and indefeasible title to, and will be the sole owner of, each Contributed Asset subject to no liens, charges, mortgages, encumbrances or rights of others; and the Contributor has full authority, right and power to sell and assign such Contributed Asset to the Partnership;

          (f) Brokers. The Contributor has not retained the services of a broker or finder and has not agreed to pay any fee, commission or other payment upon the closing of this Agreement. The Contributor agrees to defend and hold the Partnership harmless and indemnify the Partnership from any claim, demand, cause of action or judgment which may arise as a result of any broker or finder retained by or asserting claims by or through the Contributor. The indemnity and hold harmless by the Contributor hereunder shall include all costs and expenses that may be incurred by the Partnership, including without limitation its attorneys' fees.

          (g) Accuracy and Completeness of Statements. All information provided by the Contributor to the Partnership relating to the Contributed Assets before the execution of this Agreement is true and correct as of the Closing Date; No certificate of an officer, statement furnished, or report or electronic transmission delivered pursuant to the terms hereof by the Contributor contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement, report or transmission not misleading.

          (h) Conduct of Business. The business practices used by the Contributor with respect to the marketing, sale and provision of services to the Customers relating to the Contributed Assets have been, in all material respects, legal, proper, prudent and customary in the PCS retail business.

          (i) Performance. The Contributor does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Contributor is solvent and the sale of the Contributed Assets will not cause the Contributor to become insolvent. The sale of the Contributed Assets is not undertaken with the intent to hinder, delay or defraud any of the Contributor's creditors.

          (j) Customers. The list of persons and other information set forth on
Schedule 1 constitutes a complete and accurate statement of all information specified in Section 2(a) of this Agreement regarding the Customers. To the best of Contributor's knowledge, the Customer information on Schedule 1 is free from arithmetic error. To the best of Contributor's knowledge, each of the documents comprising a portion of the Contributed Asset executed by the related Customer is genuine and contains genuine signatures of the Customer.

          (k) PCS Contracts. There exists no known defense to the enforceability of the PCS Contracts; and there is no known right of offset, right of rescission, avoidance, defense or counterclaim, whether by operation of law or otherwise, to any PCS Contract. The PCS Contracts and other agreements executed in connection therewith contain the entire agreement of the parties thereto with respect to the subject matter thereof, free of concessions or understandings with the Customer of any kind not expressed therein, are genuine, and constitute the legal, valid and binding obligation of the Customer, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each PCS Contract contains customary and enforceable provisions such as to render the rights and remedies of the Contributor and its assigns adequate. Except as evidenced by an appropriate written amendment or modification that has been executed, and a certified copy of which is contained in the related file, the Contributor has not impaired, altered or modified any PCS Contract in any respect. Except as indicated on Schedule 1, no payment required of a Customer under any PCS Contract was past due as of the Effective Date. Each PCS Contract is assignable to the Partnership, and Contributor has provided notice to or obtained the consent of the Customer for such assignment to the extent required thereby.

          (1) Compliance With Laws. Contributor has complied with all requirements of any federal, state or local law applicable to the Contributed Assets, has given all notices, disclosures, and other statements or information required by law or regulation to be given with respect to the Contributed Assets, and has performed any other act required by law to be performed with respect to the Contributed Assets. Neither Contributor nor any of Contributor's agents or representatives has either committed fraud or made any material misrepresentation with respect to the Contributed Assets.

          (m) Taxes. All Tax Returns required to be filed by or with respect to the Contributor and the Contributed Assets have been timely filed with appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed for all periods ending on or prior to the Closing Date. All Taxes due from or with respect to the Contributor and the Contributed Assets for all periods ending on or prior to the Closing Date have been fully paid. There are no federal, state or local tax liens upon any property or assets of the Partnership or the Contributed Assets. There are no tax deficiencies owing by the Partnership, and there is not currently pending any audit of the Partnership with respect to any Taxes. The consummation of the transactions contemplated by this Agreement will not result in the imposition or creation of any liability for Taxes with respect to the Contributed Assets except for obligations which remain the liability of the Contributor or result from any election made by the Partnership after the Closing. For this purpose, (i) the term "Tax Return" shall mean all returns, declarations, reports, estimates, information returns, statements and forms required to be filed in respect of any Taxes, and (ii) the term "Taxes" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, and property taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest, any penalties, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) and shall include any transferee liability in respect of Taxes.

          (n) Tangible Personal Property. The list of items set forth on
Schedule 5 attached hereto and incorporated herein constitutes a complete and accurate list of all significant items comprising the Tangible Personal Property. All items comprising the Tangible Personal Property are in good operating condition and repair. All items of the Tangible Personal Property are located on the premises described in Section 2(f), or were located on the premises described in Section 2(f) as of the Effective Date.

          (o) Inventory. The list of items set forth on Schedule 3 attached hereto provides a complete and accurate list of all items comprising the Inventory. All items comprising the Inventory are of a good quality and quantity which are usable or saleable in the ordinary course of business of the Partnership. All items of the Inventory were located on the premises described in Section 2(f) as of the Effective Date.

          (p) Leases. The list of leases set forth on Schedule 2 is a complete and accurate listing of all agreements and contracts of the character referred to in Section 2(g), and includes all amendments and modifications of the agreements and contracts so listed. Each such agreement and contract is in full force and effect, valid, binding, subsisting and enforceable. No defaults exist under any of such agreements or contracts, and there is no existing breach, violation, default, event of default, or event or act by Contributor that, with or without the giving of notice, lapse of time, or the occurrence of any other event, would constitute a default under any such agreement or contract. The facilities at the locations specified in Section 2(f) are covered by the Leases. Each Lease is assignable to the Partnership, and the Contributor has provided notice to or obtained the consent of the other party(ies) thereto for such assignment to the extent required thereby. Except as set forth on Schedule 6 the Contributor has conducted no sales or other marketing activities on and after the Effective Date from the premises described in the Leases other than those solely on behalf of the Partnership.

          (q) Assumed Liabilities. All information provided by the Contributor to the Partnership relating to the Assumed Liabilities before the execution of this Agreement is true and correct. Each agreement, if any, listed on Schedule 4 is valid, binding and enforceable and in full force and effect; the Contributor has made all payments and performed all obligations due by it thereunder for the period prior to Effective Date; no default or event of default exists thereunder. Each agreement, if any, listed on Schedule 4 is assignable to the Partnership, and the Contributor has provided notice to or obtained the consent of the other party(ies) thereto for such assignment to the extent required thereby.

     SECTION 8. REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP. The Partnership hereby represents and warrants the following to the Contributor as of the Effective Date and the Closing Date:

          (a) Organization and Authority. The Partnership is a partnership in commendam duly organized and validly existing under the laws of the State of Louisiana. The Partnership has full power and authority to enter into this Agreement.

          (b) Authorization of Agreement. The Partnership represents and warrants to the Contributor that, assuming due authorization, execution and delivery by the Contributor, this Agreement and all of the obligations of the Partnership hereunder are the legal, valid and binding obligations of the Partnership, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). The general partner of Partnership is authorized to act on behalf of and bind the Partnership to the terms of this Agreement, and the undersigned representative of the Partnership's general partner is duly authorized to act on behalf of the general partner in this regard.

     SECTION 9. NON-COMPETITION AND NON-SOLICITATION.

          (a) General Limitations. Contributor covenants and agrees with Partnership that, for a period of two years following the Closing, Contributor shall not engage in, carry on, represent, or have a financial interest in, directly or indirectly, individually, as a member of a partnership, joint venture, or limited liability company, equity owner, shareholder, investor, or manager, any business that involves the provision of PCS services to the Customers; provided, however, that such limitations shall not apply to the ownership, directly or indirectly, by the Contributor of the Partnership, the General Partner, and less than one percent of the total aggregate equity interests in any other corporation, partnership, or limited liability company, together with any affiliates thereof; provided, further, that the limitations imposed on the Contributor in this Section 9 of this Agreement shall not affect any of the Contributor's obligations under any of the documents or agreements governing the organization or operation of the Partnership.

          (b) Termination of Co-Branding. Contributor shall terminate the Co-Branding as soon as possible after the Closing Date, but in no event later than
(i) 45 calendar days after the Closing for Territory I, or (ii) October 31, 1999 for Territory II, and thereafter shall refrain from using its name, trade name or logo as a sub-brand or otherwise in connection with any advertising, marketing, or other activities of the Partnership; provided, however, that the Partnership and Contributor shall take such steps as are necessarily or appropriate to at all times comply with any Sprint requirements regarding the Co-Branding.

          (c) Non-Solicitation and Non-Interference. Contributor shall not take any action to solicit any Customer in order to effect the termination of any PCS Contract or the use by the Customer of a provider of PCS services other than the Partnership.

          (d) Leased Premises. Contributor shall discontinue all sales, marketing and other business activities at the premises that are the subject of the Leases, including the facilities that are identified in Section 2(g) of this Agreement; provided, however, that this Section 9(d) shall not be applicable to the extent that the Partnership and Contributor otherwise mutually agree in a written agreement entered into in connection with this Agreement.

          (e) Separate Agreements. Contributor acknowledges and agrees that the agreements set forth in this Section 9 each constitute separate agreements independently supported by good and adequate consideration and shall be severable from the other provisions of, and shall survive, this Agreement. The existence of any claim or cause of action of Contributor against Partnership, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Partnership of the covenants and agreements of Contributor contained in this Section 9.

          (f) Limitations Reasonable; Reformation. Contributor agrees that the limitations set forth herein on its rights to compete with the Partnership as set forth in this Section 9 are reasonable and necessary for the protection of Partnership. In this regard, the Contributor specifically agrees that the limitations as to period of time and geographic area, as well as all other restrictions on its activities specified herein, are reasonable and necessary for the protection of the Partnership. Contributor agrees that, in the event that the provisions of this Section 9 should ever be deemed to exceed the scope of business, time or geographic limitations permitted by applicable law, such provisions shall be and are hereby reformed to the maximum scope of business, time or geographic limitations permitted by applicable law.

          (g) Injunctive Relief. Contributor agrees that the remedy at law for any breach by it of this Section 9 will be inadequate and that the Partnership shall be entitled to injunctive relief.

     SECTION 10. SURVIVAL AND INDEMNIFICATION.

          (a) Survival. Except as otherwise specifically provided in this Agreement, all representations, warranties, covenants, and agreements of Contributor and Partnership contained herein or in any attachment, schedule, document or instrument attached hereto or delivered in connection herewith shall survive the Closing and shall continue in full force and effect for two years following the Closing; provided, however, that Contributor's representations and warranties regarding Tax Returns and Taxes shall expire and be terminated 30 days after the date of expiration of the statute of limitations for collection of the amounts in question.

          (b) Indemnity Obligation of the Contributor. Subject to Section 10(a), the Contributor hereby covenants and agrees to indemnify, save and hold the Partnership Indemnified Parties harmless from and against any Damages arising from, out of or in any manner connected with or based on the following:

                (1) any inaccuracy in or breach of any representation or warranty of Contributor contained herein, or in any attachment, schedule, document or instrument attached hereto or delivered in connection herewith;

                (2) the breach of any covenant of the Contributor or any failure of the Contributor to duly perform or observe any term, provision, covenant or obligation contained herein, or in any attachment, schedule, document or instrument attached hereto or delivered in connection herewith; and

                (3) any Retained Liability, including any liability for Taxes, or with respect to any act, omission, event, debt, obligation, contract, agreement, commitment or undertaking of, or claim against, the Contributor or any stockholder, officer or director of the Contributor, or any of its affiliates (including but not limited to any liabilities of the Contributor or any of its affiliates arising out of or relating to products sold or services rendered by Contributor prior to the Effective Date) other than the Assumed Liabilities.

The foregoing indemnities shall not limit or otherwise adversely affect the Contributor Indemnified Parties' rights of indemnity for Damages under Section 10(c). For purposes of this Section 10, a representation or warranty of the Contributor shall be considered inaccurate or breached without regard to the knowledge of the Partnership of any such inaccuracy or breach as of the date hereof and notwithstanding that any such representation or warranty was expressly made to the best of the Contributor's knowledge or refers to matters known to the Contributor or is based on limited due diligence, analysis, testing and examination by the Contributor.

          (c) Limitation On Contributor's Indemnity Obligation. Notwithstanding any of the foregoing to the contrary, (i) the Contributor shall not be required to indemnify the Partnership Indemnified Parties from any Damages pursuant to this Section 10 until any of the Partnership Indemnified Parties has suffered Damages in excess of a $10,000 aggregate threshold (at which point the Contributor will be obligated to indemnify the Partnership Indemnified Parties from and against all such Damages), and (ii) the aggregate liability of the Contributor to the Partnership Indemnified Parties pursuant to this Section 10 shall not exceed 100% of the Final Consideration. The provisions of this Section 10(c) shall not be applicable to the adjustments to the Consideration contemplated by Section 3.

          (d) Indemnity Obligation of the Partnership. Subject to Section 10(a), the Partnership hereby covenants and agrees to indemnify, save and hold the Contributor Indemnified Parties harmless from and against any Damages arising from, out of or in any manner connected with or based on the following:

                (1) any inaccuracy in or breach of any representation or warranty of Partnership contained herein, or in any attachment, schedule, document or instrument attached hereto or delivered in connection herewith;

                (2) the breach of any covenant of the Partnership or any failure of the Partnership to duly perform or observe any term, provision, covenant or obligation contained herein, or in any attachment, schedule, document or instrument attached hereto or delivered in connection herewith; and

                (3) any Assumed Liability; provided, however, the Partnership shall have no indemnity or other obligation under this Section 10(d) with respect to any matter for which the Contributor failed to perform any duty, responsibility or obligation owed by Contributor to the Partnership as Partnership's manager, agent, representative or otherwise.

The foregoing indemnities shall not limit or otherwise adversely affect the Partnership Indemnified Parties' rights of indemnity for Damages under Section 10(b). The economic burden of any payments required by this Section 10(d) shall be allocated in an equitable manner among the partners of the Partnership based on their proportionate ownership interests in the Partnership during the time period during which the liability for the payment accrues.

          (e) Notice. The party claiming indemnification (the "Indemnified Party") shall give notice to the other party (the "Indemnifying Party") promptly after the Indemnified Party has actual knowledge of the assertion of any claim, or the commencement of any suit, action, or proceeding as to which indemnity may be sought; provided, however, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 10. Such notice shall set forth an estimate of the amount, if quantifiable, of liability attributable to and the nature of the claim as to which indemnity is being sought. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly (and in any event within 10 days thereof) after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to such claim, action, suit or proceeding.

          (f) Legal Defense. The Indemnifying Party shall be responsible for the defense or settlement of any third-party claim, suit, action or proceeding in respect of which indemnity may be sought hereunder, provided that (i) each Indemnified Party shall at all times have the right, at its option, to participate fully therein, and (ii) if the Indemnified Party does not proceed diligently to defend the third-party claim, suit, action or proceeding within 10 days after receipt of notice of such third-party claim, suit, action or proceeding, the Indemnifying Party shall have the right, but not the obligation, to undertake the defense of any such third-party claim, suit, action or proceeding.

          (g) Settlement. The Indemnifying Party shall not be required to indemnify the Indemnified Party with respect to any amounts paid in settlement of any third-party suit, action, proceeding or investigation entered into without the written consent of the Indemnifying Party; provided, however, that if the Indemnified Party is a Partnership Indemnified Party, such third-party claim, suit, action, proceeding or investigation may be settled without the consent of the Indemnifying Party on 10 days' prior written notice to the Indemnifying Party if such third-party suit, action, proceeding or investigation is then unreasonably interfering with the business or operations of the Partnership and the settlement is commercially reasonable under the circumstances; and provided further, that if the Indemnifying Party gives 10 days' prior written notice to the Indemnified Party of a settlement offer which the Indemnifying Party desires to accept and to pay all Damages with respect thereto ("Settlement Notice") and the Indemnified Party fails or refuses to consent to such settlement within 10 days after delivery of the Settlement Notice to the Indemnified Party, and such settlement otherwise complies with the provisions of this Section 10, the Indemnifying Party shall not be liable for Damages arising from such third-party claim, suit, action, proceeding or investigation in excess of the amount proposed in such settlement offer. Notwithstanding the foregoing, no Indemnifying Party will consent to the entry of any judgment or enter into any settlement without the consent of the Indemnified Party, if such judgment or settlement imposes any obligation or liability upon the Indemnified Party other than the execution, delivery or approval thereof and customary releases of claims with respect to the subject matter thereof.

          (h) Cooperation. The parties shall cooperate in defending any such third-party claim, suit, action, proceeding or investigation, and the defending party shall have reasonable access to the books and records, and personnel in the possession or control of the Indemnified Party that are pertinent to the defense. The Indemnified Party may join the Indemnifying Party in any suit, action, claim or proceeding brought by a third party, as to which any right of indemnity created by this Agreement would or might apply, for the purpose of enforcing any right of the indemnity granted to such Indemnified Party pursuant to this Agreement.

          (i) Indemnification Payment. In accordance with Sections 10(e) and
(f), the Indemnified Party may make demand for indemnification upon the Indemnifying Party, to the address herein set forth for notice for the parties, and the Indemnifying Party shall make payment in satisfaction of such demand for indemnity within ten (10) days of receipt of such demand. In the event that the Indemnifying Party does not satisfy its indemnity obligations hereunder in a timely fashion as set forth herein, the indemnity obligation of the Indemnifying Party shall bear interest at the rate of 10% per annum accrued from and after the 30th day after the date such amount of indemnity obligation was first due and payable, and such interest shall continue to accrue until such time as such indemnity obligation is fully and finally paid. The obligations of the Indemnifying Party to indemnify the Indemnified Party in respect of Damages as set forth in this Section 10 shall survive the consummation of the contribution and/or transfer of the Contributed Assets and shall continue in full force and effect forever thereafter.

           (j) Definitions. For purposes of this Agreement:

                (1) The term "Partnership Indemnified Party" shall mean the
                    Partnership and its partners and their respective officers, directors, employees, representatives, agents, advisors, consultants and assigns, and all of their respective heirs, legal representatives, successors and assigns, but shall exclude the Contributor Indemnified Party.

                (2) The term "Damages" shall mean all damages, dues, penalties, fines, costs, amounts paid in settlement, obligations, Taxes, liens, losses, expenses, and fees, including, without limitation, any court costs and attorneys' and accountant's fees and expenses.

                (3) The term "Contributor Indemnified Party" shall mean the
                    Contributor and its officers, directors, employees, representatives, agents, advisors, consultants and assigns, and all of their respective heirs, legal representatives, successors and assigns.

          (k) Other Indemnification Procedures. The foregoing indemnification provisions constitute the exclusive method for compensating the other Parties for, or indemnifying the other Parties against, claims relating to the transactions contemplated by this Agreement.

     SECTION 11. DISPUTE RESOLUTION PROCEDURES

          (a) Agreement to Use Procedure. The parties have entered into this Agreement in good faith and in the belief that it is mutually advantageous to them. It is with that same spirit of cooperation that they pledge to attempt to resolve any dispute amicably without the necessity of litigation. Accordingly, if a dispute arises between them relating to this Agreement (a "Dispute"), they will first utilize the procedures specified in this Section 11 (the "Procedure") prior to the commencement of any legal action; provided, however, that the use of this Procedure shall not be required prior to seeking and obtaining either a temporary restraining order or preliminary injunction pursuant to Section 9(g) of this Agreement (but shall be required prior to seeking and obtaining a permanent injunction pursuant to Section 9(g) so long as any temporary restraining order or preliminary injunction remains in effect).

          (b) Initiation of Procedure. The party seeking to initiate the Procedure (the "Initiating Party") shall give written notice to the other party setting forth a general description of the nature of the Dispute, the Initiating Party's claim for relief, and the identity of one or more individuals with authority to settle the Dispute on behalf of the Initiating Party. The party receiving such notice (the "Responding Party") shall have five business days within which to designate by written notice to the Initiating Party one or more individuals with authority to settle the Dispute on behalf of the Responding Party. The individuals so designated by the Initiating Party and the Responding Party shall be known as the "Authorized Individuals."

          (c) Direct Negotiations. The Authorized Individuals shall be entitled to make such investigation of the Dispute as they deem appropriate, but agree to promptly, and in no event later than 30 days from the date of the Initiating Party's written notice, meet to discuss in good faith a resolution of the Dispute. The Authorized Individuals shall meet at such times and places and with such frequency as they may agree. If the Dispute has not been resolved within 30 days from the date of their initial meeting, the parties shall cease direct negotiations and shall submit the Dispute to mediation in accordance with the following provisions of this Section 11.

          (d) Selection of Mediator. After direct negotiations have ceased, the Authorized Individuals shall work together in good faith to select one qualified attorney-mediator not affiliated with any of the parties. If the Authorized Individuals are not able to agree on a mediator within five business days from the date they cease direct negotiations, the Initiating Party and the Responding Party each shall select a mediator (collectively, the "Preliminary Mediators"). The Preliminary Mediators shall in turn select another mediator to alone preside over the mediation of the Dispute.

          (e) Time and Place for Mediation. In consultation with the mediator selected, the parties shall promptly designate a mutually convenient time and place for the mediation, and unless circumstances require otherwise, such time to be not later than 45 days after selection of the mediator.

          (f) Exchange of Information. In the event any party to this Agreement has substantial need for information in the possession of another party to this Agreement in order to prepare for the mediation, all parties shall attempt in good faith to agree on procedures for the expeditious exchange of such information. If no agreement is reached in this regard, the mediator shall decide on the appropriate procedures.

          (g) Summary of Views. At least seven days prior to the first scheduled session of the mediation, each party shall deliver to the mediator and to the other party a concise written summary of the facts concerning the matter in Dispute, and such other matters required by the mediator. The mediator may also request, as the mediator determines is appropriate, that a confidential issue paper be submitted by each party to the mediator.

          (h) Parties to be Represented. In the mediation, each party shall be represented by an Authorized Individual and may be represented by counsel. In addition, each party may, with permission of the mediator, bring such addition persons as needed to respond to questions, contribute information and participate in the negotiations.

          (i) Conduct of Mediation. The mediator shall determine the format for the meetings, designed to assure that both the mediator and the Authorized Individuals have an opportunity to hear an oral presentation of each party's views on the matter in dispute, and that the authorized parties attempt to negotiate a resolution of the matter in dispute, with or without the assistance of counsel or others, but with the assistance of the mediator. To this end, the mediator is authorized to conduct both joint meetings and separate private caucuses with the parties. The mediation session shall be private, and all information and statements shall remain confidential. The mediator will keep confidential all information learned in private caucus with any party unless specifically authorized by such party to make disclosure of the information to the other party. The parties shall keep confidential, and shall not use for any other purpose, all information and statements obtained or made in the course of the mediation process. The parties hereby agree to sign a document agreeing that the mediator shall be governed by the provisions of Chapter 154 of the Texas Remedies and Practice Code and such other rules as the mediator shall prescribe. The parties commit to participate in the proceedings in good faith with the intention of resolving the Dispute if at all possible.

          (j) Termination of Procedure. The parties agree to participate in the mediation procedure to its conclusion. The mediation shall be terminated (i) by the execution of a settlement agreement by the parties, (ii) by a declaration of the mediator that the mediation is terminated, or (iii) by a written declaration of a party to the effect that the mediation process is terminated at the conclusion of one full day's mediation session. Even if the mediation is terminated without a resolution of the Dispute, the parties agree not to terminate negotiations and not to commence any legal action or seek other remedies prior to the expiration of five days following the mediation. Notwithstanding the foregoing, any party may commence litigation within such five day period if litigation could be barred by an applicable statute of limitations or in order to request an injunction to prevent irreparable harm.

          (k) Fees of Mediator, Disqualification. The fees and expenses of the mediator shall be shared equally by the parties. The mediator shall be disqualified as a witness, consultant, expert or counsel for any party with respect to the Dispute and any related matters.

          (1) Confidentiality. Mediation is a compromise negotiation for purposes of the Federal and State Rules of Evidence and constitutes privileged communication under Texas and Louisiana law. The entire mediation process is confidential, and no stenographic, visual or audio record shall be made. All conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the mediation by any party, their agents, employees, representatives or other invitees, and by the mediator are confidential and shall, in addition and where appropriate, be deemed to be privileged. Such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible for any purposes, including impeachment, in any litigation or other proceeding involving the parties, and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative of any of the parties; provided, however, that evidence otherwise discoverable or admissible is not excluded from discovery or admission as a result of its use in the mediation.

     SECTION 12. MISCELLANEOUS PROVISIONS.

          (a) Further Documentation. At any time, and from time to time hereafter, upon the reasonable request of either party, and without payment of further consideration to the other party, each party covenants to do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required in order to (i) complete the transactions contemplated by this Agreement, (ii) assign, transfer, grant, convey, assure and confirm to the Partnership, or to collect and reduce to possession, any or all of the Contributed Assets or the Assumed Liabilities as provided for herein, and
(iii) to evidence any of the foregoing.

          (b) Notices. All notices, requests, demands, claims, and other communications pertaining to this Agreement ("Notices") must be in writing, must be sent to the addressee at the address set forth in this Section, or at such other address as the addressee has designated by a Notice given in the manner set forth in this Section, and must be sent by telegram, telex, facsimile, electronic mail, courier, or prepaid, certified U.S. mail. Notices will be deemed given when received, if sent by telegram, telex, electronic mail or facsimile, and if received between the hours of 8:00 a.m. and 5:00 p.m., local time of the destination address, on a business day (with confirmation of completed transmission sufficing as prima facie evidence of receipt of a notice sent by telex, telecopy, electronic mail, or facsimile), and when delivered and receipted for (or when attempted delivery is refused at the address where sent) if sent by courier or by certified U.S. mail. Notices sent by telegram, telex, electronic mail, or facsimile and received between 12:01 a.m. and 7:59 a.m., local time of the destination address, on a business day will be deemed given at 8:00 a.m. on that same day. Notices sent by telegram, telex, electronic mail, or facsimile and received at a time other than between the hours of 12:01 a.m. and 5:00 p.m., local time of the destination address, on a business day will be deemed given at 8:00 a.m. on the next following business day after the day of receipt. The addresses for Notice are as follows:

    If to the Partnership:    Meretel Communications Limited Partnership
                              Wireless Management Corporation, General Partner
                              c/o Fort Bend Communication Companies, Inc.
                              1260 Pin Oak Road
                              Katy, Texas 77493
                              Telephone No.: (281) 396-5796
                              Facsimile No.: (281) 396-5524
                              Attention: George V. Head, President

           with a copy to:    EATELCORP., Inc.
                              913 South Burnside Ave
                              Gonzales, Louisiana 70737
                              Telephone No.: (225) 621-4231
                              Facsimile No.: (225) 644-8566
                              Attention: John Scanlan, Executive President

    If to the Contributor:    US Unwired, Inc.
                              Suite 1900
                              One Lakeshore Drive
                              Lake Charles, Louisiana 70629
                              Telephone No.: (318) 436-9000
                              Facsimile No.: (318) 497-3479
                              Attention: Robert Piper

          (c) Severability. Each part of this Agreement is intended to be severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

          (d) Rights Cumulative; Waivers. The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation that is in writing and signed by the parties. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

          (e) Headings. The headings of the Sections and Subsections contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision thereof.

          (f) Construction. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

          (g) Assignment. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, including the Attachments hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective successors and assigns.

          (h) Prior Understandings. This Agreement supersedes any and all prior discussions and agreements between the Contributor and the Partnership with respect to the contribution and/or transfer of the Contributed Assets and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated in this Agreement, except as otherwise provided in the Omnibus Agreement.

          (i) Integrated Agreement; Amendments. This Agreement and all attachments hereto constitute the final complete expression of the intent and understanding of the Partnership and the Contributor. This Agreement shall not be altered or modified except by a subsequent writing, signed by the Partnership and the Contributor.

          (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

          (k) Survival. Each and every covenant, representation and warranty hereinabove made by the Partnership or the Contributor shall survive the consummation of the contribution and/or transfer of the Contributed Assets.

          (1) Joinder of Other Parties. Eatel, Fort Bend, and XIT are executing this Agreement to acknowledge its fairness, the existence of certain obligations they owe as referenced herein, and their assent to the terms and conditions hereof.

          (m) Governing Law. THIS AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF THE CONTRIBUTOR AND THE PARTNERSHIP HEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA WITHOUT REGARD TO THE CONFLICTS OF LAWS AND RULES THEREOF.

                           [SIGNATURES ON NEXT PAGE]

     IN TESTIMONY WHEREOF, the parties hereto have executed this Agreement in multiple originals on the Closing Date to be effective as of the Effective Date.

                           PARTNERSHIP:

                                MERETEL COMMUNICATIONS LIMITED
                                PARTNERSHIP

                                 By Wireless Management Corporation, its
                                 General Partner

                                 By: /s/ George V. Head
                                    ---------------------------
                                 Name: George V. Head

                                 Title: Chairman

                           CONTRIBUTOR:

                                 US UNWIRED INC.

                                 By: /s/ Thomas G. Henning
                                    ---------------------------
                                 Name: Thomas G. Henning

                                 Title: Secretary

                           OTHER PARTIES:

                                 EATELCORP, INC.

                                 By: /s/ John D. Scanlan
                                    ---------------------------
                                 Name: John D. Scanlan

                                 Title: Executive President

                                 FORT BEND TELEPHONE COMPANY, INC.

                                 By: /s/ George V. Head
                                    ---------------------------
                                 Name: George V. Head

                                 Title: President & CEO

                                 XIT LEASING, INC.

                                 By:
                                    ---------------------------
                                 Name:
                                      -------------------------
                                 Title:
                                       ------------------------

Schedule 1 - List of Customers and Related Information
Schedule 2 - List of Assumed Leases
Schedule 3 - List of Inventory
Schedule 4 - List of Other Agreements To Be Assumed
Schedule 5 - List of Tangible Personal Property

Exhibit 1 - Allocation of Final Consideration

Exhibit 2 - Form of General Conveyance, Transfer and Assignment

                                   SCHEDULE 1
                   LIST OF CUSTOMERS AND RELATED INFORMATION

Schedule 1 was provided by the Contributor to the Partnership during the middle of April, 1999, and was printed on standard green and white computer paper. The printout shows that it was printed on February 4,1999, and contains information dated as of July 31, 1998. For debit account customers, the printout shows 10,003 subscribers and 10,889 phone lines. For credit customers, the printout shows 12,503 subscribers and 1,539 access lines.

                                   SCHEDULE 2

                             List of Assumed Leases


                                  SCHEDULE 2
                            List of Assumed Leases



                                                                                   Recording
 Location                      Lessor                        Date of Lease         Information
 --------                      ------                        -------------         -----------
 Airline Highway               Kimco Baton Rouge 666, Inc.        11/19/97          None
 1-D
 Baton Rouge, LA 70815

 Dowlen Road                   Beaumont Crossroads, LTD             9/5/97          None
 105
 Beaumont, TX 77706

 Cental Mall                   Central Mall Joint Venture          3/9/98           None
 ?? Highway 365, #62
 Port Arthur, TX 77642

 ?? Ambassador Caffery,        IRT Property Company               1/23/98           None
 ?? cc F
 Lafayette, LA 70503;


                                   SCHEDULE 3

                               List of Inventory


                                  SCHEDULE 3

Lafayette Inventory - August  1998

Total                             158,259.29 USD   2,293 EA   0 EA
O00234000                              30.26 USD      17 EA   0 EA
O00238000                              124.6 USD      70 EA   0 EA
SACCHG179                              15.78 USD       0 EA   0 EA
SACCSE124                                  0 USD       0 EA   0 EA
SASBAT100                              399.6 USD       8 EA   0 EA
SASBAT104                           1,874.61 USD      88 EA   0 EA
SASBAT106                           1,708.50 USD     102 EA   0 EA
SASBAT107                           1,437.60 USD      48 EA   0 EA
SASBAT108                           2,607.75 USD      95 EA   0 EA
SASBEC100                              143.4 USD      12 EA   0 EA
SASBEC101                             492.93 USD      54 EA   0 EA
SASBEC102                           1,128.90 USD     142 EA   0 EA
SASBEC103                           1,159.15 USD      97 EA   0 EA
SASBEC104                           1,033.50 USD     130 EA   0 EA
SASBEC105                             516.75 USD      65 EA   0 EA
SASCSE100                                190 USD      38 EA   0 EA
SASCSE101                              905.7 USD     139 EA   0 EA
SASCSE102                              571.2 USD      96 EA   0 EA
SASCSE106                             458.15 USD      77 EA   0 EA
SASCSE108                             767.55 USD     129 EA   0 EA
SASHFKl00                                  0 USD      99 EA   0 EA
SASMSC127                                403 USD      31 EA   0 EA
SASMSC128                                455 USD      35 EA   0 EA
SASMSC129                                312 USD      24 EA   0 EA
SESPHN100                                828 USD       2 EA   0 EA
SESPHN102                          13,180.00 USD      20 EA   0 EA
SESPHN104                          17,312.35 USD       1 EA   0 EA
SESPHN105                          71,756.56 USD     201 EA   0 EA
SESPHN106                          20,406.54 USD      30 EA   0 EA
SESPHN108                          18,039.91 USD     443 EA   0 EA



Baton Rouge Inventory - August 1998

Total                                   272,116.86 USD   2,644 EA   0 EA
O00232000                                    46.28 USD      26 EA   0 EA
O00234000                                     7.12 USD       4 EA   0 EA
O00238000                                   304.38 USD     171 EA   0 EA
SACBEC103                                    790.6 USD     100 EA   0 EA
SACCHG179                                      480 USD      20 EA   0 EA
SACCRD116                                     6.73 USD       1 EA   0 EA
SACCRD117                                     6.73 USD       1 EA   0 EA
SACCSE104                                   799.07 USD      52 EA   0 EA
SASBAT100                                   849.15 USD      17 EA   0 EA
SASBAT102                                   539.55 USD       9 EA   0 EA
SASBAT104                                 3,839.69 USD     175 EA   0 EA
SASBAT106                                 1,675.00 USD     100 EA   0 EA
SASBAT107                                 1,497.50 USD      50 EA   0 EA
SASBAT108                                 1,345.05 USD      49 EA   0 EA
SASBEC100                                        0 USD       0 EA   0 EA
SASBEC102                                   659.85 USD      83 EA   0 EA
SASBEC103                                 1,684.95 USD     141 EA   0 EA
SASBEC105                                   961.95 USD     121 EA   0 EA
SASCHG100                                    86.85 USD       3 EA   0 EA
SASCSE101                                    90.35 USD      13 EA   0 EA
SASCSE102                                 1,142.40 USD     192 EA   0 EA
SASCSE103                                   594.36 USD     108 EA   0 EA
SASCSE106                                 1,124.55 USD     189 EA   0 EA
SASCSE107                                   434.35 USD      73 EA   0 EA
SASCSE108                                    559.3 USD      94 EA   0 EA
SASHFK100                                        0 USD     100 EA   0 EA
SASMSC126                                       88 USD      25 EA   0 EA
SASMSC127                                      494 USD      38 EA   0 EA
SASMSC128                                      520 USD      40 EA   0 EA
SESPHN100                                      414 USD       1 EA   0 EA
SESPHN102                                11,203.00 USD      17 EA   0 EA
SESPHN103                                 1,023.00 USD       3 EA   0 EA
SESPHN104                                80,834.51 USD     206 EA   0 EA
SESPHN105                                77,127.41 USD     216 EA   0 EA
SESPHN106                                80,887.18 USD     206 EA   0 EA



Beaumont Inventory - August 1998

Total                         348,591.78 USD    3,120.00 EA   0 EA
O00232000                         420.08 USD         236 EA   0 EA
O00234000                         414.74 USD         233 EA   0 EA
O00238000                          78.32 USD          44 EA   0 EA
SACANT180                              - USD           0 EA   0 EA
SACCHG179                         201.46 USD           8 EA   0 EA
SASBAT100                              - USD           0 EA   0 EA
SASBAT104                       1,925.00 USD          90 EA   0 EA
SASBAT105                       2,410.20 USD         156 EA   0 EA
SASBAT106                              - USD           0 EA   0 EA
SASBAT107                       1,108.15 USD          37 EA   0 EA
SASBAT108                         603.90 USD          22 EA   0 EA
SASBEC100                       2,079.30 USD         174 EA   0 EA
SASBEC101                         338.48 USD          36 EA   0 EA
SASBEC105                         874.50 USD         110 EA   0 EA
SASCHG100                          86.85 USD           3 EA   0 EA
SASCSE101                         766.26 USD         141 EA   0 EA
SASCSE103                         120.79 USD           0 EA   0 EA
SASCSE104                          83.40 USD          12 EA   0 EA
SASCSE106                       1,285.20 USD         216 EA   0 EA
SASCSE108                         577.15 USD          97 EA   0 EA
SASHFK100                              - USD           0 EA   0 EA
SASMSC127                          39.00 USD           3 EA   0 EA
SASMSC128                          52.00 USD           4 EA   0 EA
SESPHN100                              - USD           0 EA   0 EA
SESPHN102                      11,862.00 USD          18 EA   0 EA
SESPHN104                      29,551.92 USD          79 EA   0 EA
SESPHN105                      66,762.51 USD         187 EA   0 EA
SESPHN106                     199,114.01 USD         581 EA   0 EA
SESPHN108                      27,836.56 USD         633 EA   0 EA



Nederland Inventory - August 1998

Material                ValStock Value               Valuated stock     Cnsgt Stock

Total                  50,263.84   USD                       626 EA            0 EA
O00232000                  89.00   USD                        50 EA            0 EA
O00234000                  16.02   USD                         9 EA            0 EA
O00238000                   8.90   USD                         5 EA            0 EA
SACCHG179                 139.27   USD                         6 EA            0 EA
SASBAT100                  99.90   USD                         2 EA            0 EA
SASBAT104                  63.05   USD                         3 EA            0 EA
SASBAT105                  92.70   USD                         6 EA            0 EA
SASBAT107                 269.55   USD                         9 EA            0 EA
SASBAT108                 164.70   USD                         6 EA            0 EA
SASBEC100                  95.60   USD                         8 EA            0 EA
SASBEC101                   4.71   USD                         0 EA            0 EA
SASBEC103                 119.50   USD                        10 EA            0 EA
SASBEC105                 111.30   USD                        14 EA            0 EA
SASCSE100                  55.00   USD                        11 EA            0 EA
SASCSE101                 123.97   USD                        23 EA            0 EA
SASCSE102                   5.95   USD                         1 EA            0 EA
SASCSE104                 208.50   USD                        30 EA            0 EA
SASCSE106                 124.95   USD                        21 EA            0 EA
SASCSE108                  71.40   USD                        12 EA            0 EA
SASMSC127                 182.00   USD                        14 EA            0 EA
SASMSC128                 208.00   USD                        16 EA            0 EA
SESPHN102               1,977.00   USD                         3 EA            0 EA
SESPHN104              21,282.87   USD                        70 EA            0 EA
SESPHN106              24,750.00   USD                        75 EA            0 EA


                                   SCHEDULE 4

                     List of Other Agreements to Be Assumed

                                      None

                                  SCHEDULE 5

                      List of Tangible Personal Property


                                                            SCHEDULE 5

Report date:             07/31/1998      Asset Balance - 01 Book deprec.                 Creation date:           04/16/????
------------------------------------------------------------------------------------------------------------------------------------
Companycode              Evaluat. group 3
                             BMO 1
------------------------------------------------------------------------------------------------------------------------------------
Main number      SHo.     Cap.date         Name                                             Acq. value     Accum. dep.     Book Val
------------------------------------------------------------------------------------------------------------------------------------
1000022           0        05/15/1995      GPG-233 Computer Desktop w/ Sound Card (Oty 1)      1,621.00         67.54-      1,553.46
1001752           0        05/01/1995      Clerical Chair                                        126.22         59.54-         68.68
1001755           0        O5/O1/1995      Clerical Chair                                        126.22         59.54-         68.68
1001757           0        05/01/1995      Clerical Chair                                        126.22         59.54-         68.68
1001759           0        05/01/1995      Used Hon 10472WW Desk                                 134.68         62.53-         72.15
1001761           0        05/01/1995      Used Side Chair                                        80.81         37.53-         43.28
1001764           0        05/01/1995      Used Side Chair                                        80.81         37.53-         43.28
1001766           0        05/01/1995      Used Hon 10472WW Desk                                 134.71         62.54-         72.15
1001768           0        05/01/1995      Right Return 42x20x26                                 179.72         83.45-         96.27
1001770           0        05/01/1995      LT Ped Desk - 30x60                                   278.21        129.18-        149.03
1001772           0        05/01/1995      Sled Base Side Chair                                  129.30         60.02-         69.28
1001773           0        05/01/1995      Sled Base Side Chair                                  129.31         60.03-         69.28
1001775           0        05/01/1995      PC7-6 Mini Cart                                       133.65         52.77-         60.88
1001860           0        04/01/1998      Remodel of Store on Dowlen Rd.                     10,604.26         90.63-     10,513.63
1001869           0        11/01/1997      Install 2 - 7' Doors                                  725.00         28.10-        696.90
1001870           0        10/Ol/1997      Security System                                     1,634.58         82.83-      1,551.75
1001871           0        09/O1/1997      Remove & Install Carpet                             6,758.35        422.92-      6,335.43
1001893           0        06/01/1995      Cordial 6/16 KSU System w/6 6706 Phones             1,409.23        541.16-        868.07
1002230           0        12/01/1997      8 task chairs                                         604.71         57.59-        547.12
1002254           0        12/0l/1997      Conference table w/ 8 chairs, kitchen table         1,826.28        173.93-      1,652.35
1002257           0        12/O1/1997      2-4 drawer file cabinets                              277.35         26.41-        250.94
1002258           0        12/01/1997      8 corner workstations                              4,811 .04        458.20-      4,352.64
1002264           0        12/01/1997      98 ford f150                                       16,486.55      2,198.21-     14,288.34
1002287           0        12/01/1997      hypercom terminal                                     651.00         86.80-        564.20
1002290           0        12/01/1997      Fax machine                                         1,287.20        171.62-      1,115.58
1002309           0        06/01/1995      Canon A30R Cart                                       108.23         48.97-         59.26
1002495           0        04/01/1996      Storage Cabinet                                       113.91         37.97-         75.94
1002507           0        04/01/1996      Portfolio Organizer                                   108.49         36.16-         72.33
1002519           0        05/01/1996      30x60 Computer Table                                  151.53         48.71-        102.82
1002521           0        05/01/1996      Canon A30R Cart                                       205.67         66.11-        139.56
1002524           0        05/01/1995      Microwave                                              95.26         30.62-         64.64
1002528           0        05/O1/1995      Brother fax machine                                   618.66        415.12-        223.54
1002531           0        O4/01/1995      PC6RE copier                                          306.85        306.85-          0.00
1002544           0        04/01/1998      Stools for Beaumont PCS Store                         310.25         14.77-        295.48
1002561           0        12/01/1997      Double Pedestal Desk                                  323.24         30.79-        292.45
1002564           0        12/01/1997      4 Lobby Chairs &  Table                               561.43         53.46-        507.97
1002567           0        12/01/1997      16 Task Chairs & 8 Side Chairs                      1,512.40        150.71-      1,433.69
1002570           0        12/01/1997      2 2drawer Filing Cabinets                             225.70         21.50-        204.20
1002572           0        12/O1/1997      2 Desk & Credenzan & 2 Lateral Filing Cabinets      1,317.26        125.45-      1,191.81
1003091           0        05/O1/1995      Deskjet 542 Printer                                   310.67        201.93-        108.74
1003397           0        12/O1/1997      MICROWAVE                                             131.62         12.54-        119.08
1003612           0        10/0l/1997      2-HP VECTRA / 2-14 Monitors &  PERIPHERALS          7,725.10      1,267.52-      6,437.58
1003622           0        12/01/1997      2-ACHR EXTENSA LAPTOPS W/FAX MODEM                  7,990.66      1,065.42-      6,925.24
------------------------------------------------------------------------------------------------------------------------------------
Evaluat. group 3           BM01                       BEAUMONT-DOWLEN                         72,549.34      9,124.74-     63,424.06
------------------------------------------------------------------------------------------------------------------------------------
1001031           0        12/01/1997      98 Ford Ranger Pick Up                             12,316.24      1,642.17-     10,674.07
------------------------------------------------------------------------------------------------------------------------------------
Evaluat. group 3            BMS 9                      BEAUMONT                               12,316.24      1,642.17-     10,674.07
------------------------------------------------------------------------------------------------------------------------------------
1000037           0        01/l9/1998      Hxec Desk, Credenza W/Hutch (2), Lateral File (2)   1,O56.75         81.17-        974.98
1001072           0        04/01/1998      Remodel Baton Rouge Store                          32,945.00        281.58-     32,663.42
1002475           0        04/O1/1998      Xerox Copier                                        4,860.00        324.00-      4,536.00
1002517           0        04/O1/1998      7 Workstations for Baton Rouge PCS Store            1,326.12         63.15-      1,262,97
1002520           0        04/01/1998      Microwave, Refrigerator, Shredder, TV/VCR. Etc.     1,631.73         77.70-      1,554.03
1002522           0        04/01/1998      Office Furniture for Baton Rouge PCS Store          4,394.00        209.24-      4,184.76
------------------------------------------------------------------------------------------------------------------------------------
Evaluat. group 3           BR01                        BATON ROUGE-AIRLINE                    46,213.60      1,037.44-     45,176.16


                                                       SCHEDULE 5     page 2

Report date:             07/31/1998      Asset Balance - 01 Book deprec.                 Creation date:           04/16/????
------------------------------------------------------------------------------------------------------------------------------------
Companycode              Evaluat. group 3
                         BK01
------------------------------------------------------------------------------------------------------------------------------------
Main number      SHo.     Cap.date         Name                                             Acq. value     Accum. dep.     Book Val
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1001902           0        07/01/1997      Leasehold Improvements                              1,310.00       133.16-       1,196.84
1002289           0        12/01/1997      hypercom terminal                                     651.00        86.80-         564.20
1002611           0        12/O1/1996      L5000 Fax machine                                   1,189.08       396.03-         792.05
1002680           0        12/01/1996      Refrigerator                                          108.43        23.35-          81.08
1002824           0        12/01/1996      Microwave                                              94.82        22.58-          72.24
1002877           0        04/01/1997      Corner Table Globe                                     86.80        16.53-          70.27
1002878           0        04/01/1997      Walnut Credenza                                       518.40        98.74-         419.66
1002918           0        07/01/1995      616 Com:link KSW with Telephones                    1,603.97       248.24-       1,355.73
------------------------------------------------------------------------------------------------------------------------------------
Evaluat. group 3           LP01                   LAFAYETTE-2222 AMBASSADOR                    5,559.50     1,007.43-       4,552.07
------------------------------------------------------------------------------------------------------------------------------------
1000007           0        05/07/1998      Renovations to Lafayette Store-3523 Ambassador Caf 70,135.85       449.61-      69,666.24
1000021           0        05/15/1998      GPG-233 Computer desktop w/ Sound Cards (Qty 6)     9,726.00       405.25-       9,320.75
1000224           0        06/17/1998      Computer Network Equipment-Hay Stack ANH Ethernet   3,812.50        95.32-       3,737.18
1001874           0        04/01/1998      Architect Fec-Remodel Lafayette PCS Store           6,269.24        53.58-       6,215.66
1001877           0        12/01/1997      Electrical & Sheetrock Improvements                 8,708.50       233.92-       8,474.58
1002474           0        04/01/1998      Xerox Copier                                        4,837.50       322.50-       4,515.00
1002525           0        04/01/1998      Comdial 1632 DSU w/16 Telephones                    8,123.66       386.84-       7,736.82
1003613           0        10/01/1997      2-HP VECTRA / 2-14" MONITORS / PERIPHERALS          7,725.10     1,207.52-       6,437.58
1003614           0        10/01/1997      5-HP VECTRA / 5-14" MONITORS / 5-ETHERLINKS         9,694.48     1,615.75-       8,078.73
1003635           0        04/28/1998      TOOLS TO PROGRAM PCS PHONES (QTY 10)               24,835.77     1,440.75-      23,387.02
1003649           0        07/31/1998      OFFICE FURNITURE FOR LAP PCS STORE                  3,725.25        22.17-       3,703.08
1003664           0        07/06/1998      WHITH SLATE WALL DISPLAYS (2) 4X8, (1) 5X5            574.61         6.85-         567.76
1003712           0        07/14/1998      FRIDGEDARE REFRIDGERATOR/WHITE                        415.56         4.95-         410.61
------------------------------------------------------------------------------------------------------------------------------------
Evaluat. group 3           LF02                   LAFAYETTE-3523 AMBASSADOR                  150,504.02     6,333.01-     152,251.01
------------------------------------------------------------------------------------------------------------------------------------
1000028           0        04/03/1998      HP LJ 6LXI Laser Printer (Port Arthur Store-PCS)      397.50        26.52-         371.00
1002541           0        04/01/1998      Unisyn 616 KSU w/7 Telephones                       1,690.98        80.52-       1,610.46
1002557           0        04/01/1998      6 Showcases for Port Arthur PCS Store               3,875.50       104.55-       3,690.95
------------------------------------------------------------------------------------------------------------------------------------
Evaluat. group 3           PA01                   PORT ARTHUR-3100 HWY 365 H62                 5,963.90       291.57-       5,672.41
------------------------------------------------------------------------------------------------------------------------------------
companycode                01                     US Unwired                                 301,186.68    19,436.36-     281,750.32
------------------------------------------------------------------------------------------------------------------------------------

09/21/98  Depository/Combination Safe       642.00
08/27/98  Xerox Model 535 Fax Machine     1,074.60

These two items to be added to the Baton Rouge Airline Highway Store.

                                   EXHIBIT 1

                       Allocation of Final Consideration

                                   EXHIBIT 2

              Form of General Conveyance, Transfer and Assignment

                                   Exhibit E

                             ARTICLES OF AMENDMENT
                          TO ARTICLES OF INCORPORATION
                       OF WIRELESS MANAGEMENT CORPORATION

     Pursuant to the provisions of Section 31 of the Louisiana Business Corporation Law, Wireless Management Corporation, a Louisiana corporation, hereby adopts the following Articles of Amendment to its Articles of
Incorporation:

                                  ARTICLE 1.

     The name of this corporation is Wireless Management Corporation.

                                  ARTICLE 2.

     The following amendment to the Articles of Incorporation was adopted by the
shareholders of the Corporation on        , 1999:

          The Articles of Incorporation of this Corporation, as previously amended, are hereby further amended by amending and restating Article IV,
     Article VI and Article VIII thereof and adding Article XII to read in their entirety as follows:

                                  "ARTICLE IV

          A. The aggregate number of shares of capital stock which this corporation shall have authority to issue is One Hundred Thousand
   (100,000) shares, consisting of Forty thousand (40,000) shares of no par value Class A common stock, Twenty thousand (20,000) shares of no par value Class B common stock, and Forty thousand (40,000) shares of no par value Class C common stock. The corporation shall not have power to grant voting rights to holders of obligations issued or to be issued by the corporation.

          B. The relative rights, privileges, powers, preferences, limitations and restrictions of the Class A common shares, Class B common shares and Class C common shares shall be in all respects identical, share for share, except that the voting power for the election of Class A directors, in accordance with this Article IV, shall be vested exclusively in the holders of the Class A common shares; the voting power for the election of Class B directors, in accordance with this Article IV, shall be vested exclusively in the holders of the Class B common shares; and the voting power for the election of Class C directors, in accordance with this
      Article IV, shall be vested exclusively in the holders of the Class C common shares. The holders of Class A common shares, Class B common shares and Class C common shares shall have the same voting powers, i.e., one vote for each share, subject, however, to the following limitations:

              (1) The holders of the Class A common shares shall have the sole right to vote for and elect four-sevenths (4/7ths) of the voting directors of this corporation, who shall be known as the Class A directors. Class A common shareholders shall have the sole right to remove any Class A director with or without cause at any time and to fill vacancies of all Class A directors. Election and removal of the Class A directors shall be by the affirmative vote of a majority of the Class A common shares outstanding. Vacancies in the office of the Class A directors shall be filled in a like manner.

              (2) The holders of the Class B common shares shall have the sole right to vote for and elect one-seventh (1/7th) of the voting directors of this corporation, who shall be known as the Class B director. Class B common shareholders shall have the sole right to remove the Class B director with or without cause at any time and to fill a vacancy of the Class B director. Election and removal of the Class B director shall be by the affirmative vote of a majority of the Class B common shares outstanding. A vacancy in the office of the Class B director shall be filled in a like manner.

              (3) The holders of the Class C common shares shall have the sole right to vote for and elect two-sevenths (2/7ths) of the voting directors of this corporation, who shall be known as the Class C directors. Class C common shareholders shall have the sole right to remove any Class C director with or without cause at any time and to fill vacancies of all Class C directors. Election and removal of the Class C directors shall be by the affirmative vote of a majority of the Class C common shares outstanding. Vacancies in the office of the Class C directors shall be filled in a like manner.

          C. Whenever the holders of a class of shares of the corporation have the sole right to elect, remove or fill vacancies in the position of a director, the consent in writing signed by shareholders holding a majority of the outstanding shares of such class shall be sufficient for such purpose, without the necessity for a meeting of shareholders of such class or any other class.

          D. The provisions of this Article IV may not be amended, altered, changed, waived or repealed, directly or indirectly, nor may any provision inconsistent with such provisions be adopted, except by the affirmative vote of the holders of no less than 66-2/3% of the Class A common shares outstanding, 66-2/3% of the Class B common shares outstanding and 66-2/3% of the Class C Common shares outstanding, the Class A common shares, the Class B common shares and the Class C common shares voting separately.

                                  ARTICLE VI

          Except as provided in Article IV, any corporate action of shareholders, including specifically but not by way of limitation, adoption of amendments (including alterations, changes and repeals) to these Articles of Incorporation, approval of share exchange, merger and consolidation agreements, and authorization of liquidation or voluntary disposition of all or substantially all of the corporate assets may be taken on affirmative vote of no less than 66-2/3rds of all outstanding shares of this corporation voting together as a single class.

                                 ARTICLE VIII

          A. Except as provided in these Articles of Incorporation, all of the corporate powers of this corporation shall be vested in, and all of the business and affairs of this corporation shall be managed by, a Board of Directors which shall consist of seven (7) directors, each of whom shall hold office for one year and until their successors are elected and have qualified.

          B. The Board of Directors shall not have authority to adopt, make and alter By-Laws. By-Laws may be adopted, made or altered only upon the affirmative vote of no less than 66-2/3rds of all outstanding shares of this corporation voting together as a single class.

          C. Any director absent from a meeting of the Board of Directors or a committee thereof may be represented by any other director or shareholder, who may cast the vote of the absent director according to the written instructions, general or special, of the absent director.

                                  ARTICLE XII

          A. Except as provided in Paragraph B of this Article XII with respect to Additional Sprint Opportunities (as defined below), it is expressly understood that each of the shareholders of this corporation and each of the individuals elected by such shareholders as directors of this corporation, in his capacity as a director as well as officer of this corporation (such shareholders and individuals being referred to in this Article XII collectively as the "Shareholders and the Shareholders' Designees" and singly as the "Shareholder and the Shareholder's Designee"), is entitled to invest its or his personal assets for its or his own account and is entitled to conduct its or his personal affairs and investments without regard to whether they constitute a "business opportunity."

          B. (a) Except as provided in Subparagraph (b) below and as to Additional Sprint Opportunities as provided below in this Subparagraph(a), each of the Shareholders and the Shareholders' Designees may engage in or possess an interest in any other business or venture of any nature and description, independently or with others, including ones in competition with this corporation, with no obligation to offer this corporation or any other of the Shareholders or the Shareholders' Designees the right to participate. With respect to any Additional Sprint Opportunities, each of the Shareholders and the Shareholders' Designees agrees, and shall cause their respective Affiliates (as defined below), to make prompt and complete disclosure thereof to Meretel Communications Limited Partnership, a Louisiana partnership in commendam (the "Partnership")(subject to the Partnership agreeing to such confidentiality and non-disclosure covenants as may be appropriate under the circumstances) and to permit the Partnership to participate therein (on terms satisfactory to the applicable Sprint entity). The Partnership shall be entitled to participate in any such Additional Sprint Opportunities (on terms satisfactory to the applicable Sprint entity) unless, after its receipt of the required disclosure and such additional information relating thereto as it shall reasonably request, it advises the disclosing Shareholder and the Shareholder's Designees or the Affiliate(s) thereof, as the case may be, in writing that it is unable or unwilling to participate or it fails to respond within such time period as is reasonable under the circumstances. Neither this corporation nor any of its shareholders shall have, by virtue of the ownership of capital stock of this corporation by a shareholder or the election of individuals designated by a shareholder as directors of this corporation, or the service of such individuals as officers of this corporation, any right in any independent venture of a shareholder or any of its Affiliates or the income or profits therefrom other than any Additional Sprint Opportunities for which a Shareholder and the Shareholder's Designees have breached their obligations under this Subparagraph (a). For purposes hereof, "Additional Sprint Opportunities" shall mean the opportunity available to a shareholder of this corporation or any Affiliate of a shareholder of this corporation to provide telecommunications products or services, provided by, through or in association with Sprint PCS or Sprint Corp. and utilizing the Sprint brand name, in the BTAs (as defined below) in which the Partnership operates and manages, or has agreed to operate and manage, a personal communications service system. "BTA" shall mean the basic trading area for a broadband personal communications service license granted by the Federal Communications Commission. "Affiliate" of an entity shall mean: (i) any officer, partner, director or controlling shareholder of such entity; (ii) any person, corporation, partnership, trust or other entity controlling, controlled by or under common control with an entity or any person described in (i) above; (iii) any officer, director, trustee or general partner of any person described in (ii) above; and (iv) any person who is a member, other than as a limited partner, with any person described in (i) and (ii) above in a relationship of a joint venture, general partnership or similar form on unincorporated business association. For purposes of this definition, the term "control" shall also mean the control or ownership of 10% or more of the beneficial interest in the person referred to.

             (b) Each shareholder which is an Affiliate of the Partnership or any of its partners shall be obligated to comply with the non-competition provisions of the Articles of Partnership, as amended heretofore and as they may be amended hereafter, of the Partnership."

                                  ARTICLE 3.

     The number of shares of the Corporation outstanding at the time of such adoption was thirty-three thousand three hundred thirty-three and one-third (33,333-1/3) shares of Class A common stock, thirty-three thousand three hundred thirty-three and one-third (33,333-1/3) shares of Class B common stock and thirty-three thousand three hundred thirty-three and one-third (33,333-1/3) shares of Class C common stock and the number of shares of each class entitled to vote thereon was the same.

                                  ARTICLE 4.

     The number of shares voted for such amendment was thirty-three thousand three hundred thirty-three and one-third (33,333-1/3) shares of Class A common stock, thirty-three thousand three hundred thirty-three and one-third (33,333-1/3) shares of Class B common stock and thirty-three thousand three hundred thirty-three and one-third (33,333-1/3) shares of Class C common stock, each class voting in favor thereof separately as a class and the three classes voting in favor thereof together.

     EXECUTED this      day of       , 1999, by the undersigned officers of
this Corporation in the presence of the undersigned competent witnesses.

WITNESSES:                      WIRELESS MANAGEMENT CORPORATION

                                By:____________________________

                                   _______________,President


                                By:_____________________________

                                   ________________,Secretary

STATE OF LOUISIANA

PARISH OF _______________



      I,        , Notary Public, do hereby certify that on this        day of
        , 1999, personally appeared before me      , who, being by me first duly
sworn, declared that he signed the foregoing document as President of Wireless Management Corporation, and that the statements contained therein are true.


                                         ---------------------------------
                                         Notary Public

                                   Exhibit F

                         AMENDED AND RESTATED BY-LAWS
                                       OF
                        WIRELESS MANAGEMENT CORPORATION
                   (As Amended and Restated as of July    ,1999)

                                   ARTICLE I

                                 Shareholders
     1.1 Place of Holding Meetings. All meetings of the shareholders shall be held at the principal business office of the corporation in Louisiana, or at such other place as may be specified in the notice of the meeting within or without Louisiana.

     1.2 Annual Election of Directors. The annual meeting of shareholders for the election of directors, and the transaction of other business, shall be held at the business offices of the corporation, or at such other place as may be agreed upon by the shareholders, on the second Tuesday of June of each year, or the first business day thereafter when such day is a generally observed business holiday, beginning with the year 1996.

     1.3 Voting. (a) On demand of any shareholder, the vote for directors, or on any question before a meeting, shall be by ballot. All questions presented to the shareholders shall be decided by the affirmative vote of no less than a majority of the outstanding shares of the corporation voting together as a single class except as otherwise provided by the articles or these by-laws.

     (b) At each meeting of shareholders, a list of the shareholders entitled to vote, arranged alphabetically and certified by the secretary, showing the number and class of shares held by each such shareholder on the record date for the meeting, shall be produced on the request of any shareholder.

     1.4 Quorum. Any number of shareholders, together holding at least a majority of the outstanding shares entitled to vote thereat, who are present in person or represented by proxy at any meeting, constitute a quorum for the transaction of business despite the subsequent withdrawal or refusal to vote of any shareholder.

     1.5 Adjournment of Meeting. If less than a quorum is in attendance at any time for which a meeting is called, the meeting may, after the lapse of at least half an hour, be adjourned by a majority in interest of the shareholders present or represented and entitled to vote thereat.

     1.6 Special Meetings: How called. Special meetings of the shareholders for any purpose or purposes may be called upon no less than ten (10) days prior written notice setting forth the purpose of the meeting as follows: (i) by the president or chairman of the Board of Directors, if any, or by resolution of the directors, and (ii) shall be called upon a written request therefor, stating the purpose or purposes thereof, delivered to the secretary and signed by 33-1/3% of the directors or by a vote in interest of 33-1/3% of the shareholders entitled to vote.

     1.7 Notice of Shareholders' Meetings. Written or printed notice, stating the place and time of any meeting, and, if a special meeting, the general nature of the business to be considered, shall be given to each shareholder entitled to vote thereat, at his last known address, at least fifteen (15) days before the meeting in the case of an annual meeting and ten (10) days before the meeting in the case of a special meeting. Any irregularity in the notice of an annual meeting held at the corporation's principal business office at the time prescribed in Section 1.2 of this Article I, shall not affect the validity of the meeting or any action taken thereat.

     1.8 Business. No shareholder vote at a meeting shall be valid unless the matter on which the shareholders voted is contained in the notice of the meeting.

                                  ARTICLE II

                                   Directors
     2.1 Number of Directors. The number of directors and the term of office of each shall be as set forth in the articles.

     2.2 Place of Holding Meetings. Meetings of the directors, regular or special, may be held at any place, within or outside Louisiana, as the Board of Directors may determine. In addition, meetings of the Board of Directors may be held by means of conference telephone or similar communications equipment that allows all persons participating in such meetings to hear and communicate with each other.

     2.3 First Meeting. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of shareholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum is present; or they may meet at such time and place as fixed by the consent in writing of all of the directors, or by notice given by the majority to the remaining directors. At the first meeting, or any subsequent meeting called for the purpose, the directors shall elect the officers of the corporation.

      2.4 Regular Directors' Meeting. Regular meetings of the directors may be held without notice, at such time and place as may be designated by 2/3rds of the directors.

      2.5 Special Directors' Meeting. How Called. Special meetings of the directors may be called at any time by the Board of Directors or by the executive committee, if one be constituted, by vote at a meeting, or by the president or chairman, or in writing, with or without a meeting, by 33-1/3% of the directors or of the members of the executive committee. Special meetings may be held at such place or places within or outside Louisiana as may be designated by the Board of Directors. In the absence of such designation, any such meeting shall be held at such place as may be designated in the notice thereof.

     2.6 Notice of Special Directors' Meetings. Notice of the place and time of every special meeting of the Board of Directors (and of the first meeting of the newly-elected board, if held on notice) shall be delivered to each director, or sent to him by telegraph or by mail, or by leaving the same at his residence or usual place of business, at least five (5) days before the date of the meeting. The business to be considered at the meeting shall be limited to the matters stated in the notice.

     2.7 Quorum; Board Decisions. (a) At all meetings of the Board, no less than a majority of the directors in office and qualified to act shall be required to constitute a quorum for the transaction of business. If a quorum is not present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     (b) The action of no less than a majority of the total number of directors eligible to vote thereon is the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by law, the articles, or these by-laws. Notwithstanding anything contained in the articles or these by-laws to the contrary, the following actions shall require an affirmative vote of no less than 66-2/3% of all members of the Board of Directors eligible to vote thereon:

     (i) approval of the annual operating budget, annual capital budget, and annual marketing plan of the Partnership (as such term is defined in Section 2.11 (f) of these by-laws), with expenditures thereunder as permitted by the Partnership's fiscal policy;

    (ii) approval of the fiscal policy of the corporation and the Partnership which shall set forth the expenditure levels and approval processes, including those relating to the incurrence of indebtedness or other contractual obligations on behalf of the Partnership and this corporation, the compromise or writing off of any amounts owed to the Partnership or this corporation and the settlement of any lawsuit on behalf of the Partnership or this corporation;

   (iii) the hiring and firing of the executive management of this corporation and the approval of wage scales and benefit plans for employees of the corporation;

    (iv) the approval of any amendment to the Sprint PCS Agreement between the Partnership and Sprint Spectrum L.P. and SprintCom, Inc., dated June 8, 1998;

     (v) the approval of the sale of all or substantially all of the assets, or the dissolution, of the Partnership or this corporation;

    (vi) the admission by the Partnership or this corporation in writing of its inability to pay its debts, the authorization for a general assignment by either the Partnership or this corporation for the benefit of its creditors, or the authorization to file a petition or answer by the Partnership or this corporation seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, or consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property; and

   (vii) the acquisition by the Partnership or this corporation from any other Person (as such term is defined in Section 2.11(f) of these by-laws) of any corporation, limited liability company, partnership, association, business or business division, whether by stock purchase, asset purchase, contribution, merger or other business combination or authority to merge or consolidate with or be a party to a transfer of substantially all of its assets or reorganization with any other person.

     2.8 Remuneration to Directors. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors, expenses of attendance, if any, and a fixed fee, may be allowed to directors for attendance at each regular or special meeting of the Board of Directors or of any committee thereof; but this Section does not preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     2.9 Powers of Directors. The Board of Directors has the management of the business of the corporation, and subject to any restrictions imposed by law, the articles or these by-laws, may exercise all the powers of the corporation. Without prejudice to such general powers, the directors have the following specific powers:

     (a) To determine the authority, duties and compensation of each officer of the corporation.

     (b) From time to time, to devolve the powers and duties of any officer of the corporation upon any other person for the time being.

     (c) To confer upon any officer the power to appoint, remove and suspend, and fix and change the compensation of, subordinate officers, agents and factors.

     (d) To determine who shall be entitled to vote, or to assign and transfer any shares of stock, bonds, debentures, other securities or ownership interests of other corporations, partnerships and limited liability companies held by this corporation.

     (e) To delegate any of the powers of the Board of Directors to any standing or special committee or to any officer or agent (with power to sub-delegate) upon such terms as they may deem fit; provided that such delegation to any committee, officer or agent, and the appointment of members of any committee, shall require an affirmative vote of no less than 66-2/3% of all the members of the Board of Directors.

     2.10 Resignations. The resignation of a director shall take effect on receipt thereof by the president or secretary, or on any later date, not more than thirty days after such receipt, specified therein.

     2.11 Interested Party Transactions. In the case of any action of the Board of Directors required with respect to an Interested Party Transaction, the provisions of Section 2.7(b) of these by-laws shall be applied by disregarding all Interested Directors. For this purpose, in the event that an Interested Party Transaction is a transaction with respect to which the Board of Directors could act under Section 2.7(b) only upon the "affirmative vote of no less than 66-2/3% of all members of the

Board of Directors eligible to vote thereon," the Board of Directors may take action with respect to such Interested Party Transaction upon a affirmative vote of no less than a majority of the Disinterested Directors. An Interested Party Transaction approved in accordance with this Section 2.11 shall not be void or voidable as long as the material facts concerning the Interested Party Transaction are disclosed or known to the Disinterested Directors prior to the approval, and the Disinterested Directors act in good faith with respect to the approval.

          (a) "Interested Party Transaction" shall mean any transaction between the corporation or the Partnership, on the one hand, and a shareholder or one of the partners of the Partnership, or any Affiliate of either of them, on the other hand, including, without limitation, any arrangements related to the provision of management or other services to the Partnership or the purchase or re-sale of the Partnership's services or products.

          (b) "Affiliate" shall mean any Person that, directly or indirectly, is a shareholder, partner, member, owner, beneficiary, officer, director, employee, or manager of another Person, or is controlled by or under common control with, another Person. For purposes of this definition, "control" (including the terms "controlled by" and "under common control with") means the power to direct or cause the direction of the management and policies of any Person, directly or indirectly, through ownership of voting securities, by contract, or otherwise.

          (c) "Person" shall mean any individual, a general or limited partnership, a corporation (including a non-profit corporation), an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a limited liability company, a bank, an estate, or a governmental entity (or any department, agency, or political subdivision thereof).

          (d) "Interested Director" shall mean (i) the Class A directors in the case of any Interested Party Transaction between the corporation or the Partnership, on the one hand, and the Class A shareholders or an Affiliate of the Class A shareholder(s), on the other hand, (ii) the Class B directors in the case of any Interested Party Transaction between the corporation or the Partnership, on the one hand, and the Class B shareholder(s) or an Affiliate of the Class B shareholder(s), on the other hand, and (iii) the Class C Directors in the case of any Interested Party Transaction between the corporation or the Partnership, on the one hand, and the Class C shareholder(s) or an Affiliate of the Class C shareholder(s), on the other hand.

          (e) "Disinterested Directors" shall mean, with respect to an Interested Party Transaction, all directors other than the Interested Directors.

          (f) "Partnership" shall mean Meretel Communications Limited Partnership, a Louisiana partnership in commendam.

          (g) Nothing in this Section 2.11 shall preclude Interested Directors from being counted for purposes of determining a quorum, or from being present at a meeting of the Board of Directors at which action is taken with respect to an Interested Party Transaction.


                                  ARTICLE III

                                   Committees

     3.1 Minutes of Meetings of Committees. Any committees designated by the Board of Directors shall keep regular minutes of their proceedings, and shall report the same to the Board of Directors when required, but no approval by the Board of Directors of any action properly taken by a committee shall be required.

     3.2 Procedure. If the Board of Directors fails to designate the chairman of a committee, the president, if a member, shall be chairman. Each committee shall meet at such times as it shall determine, and at any time on call of the chairman. No less than a majority of the members of the committee shall be required to constitute a quorum, and the committee may take action by vote of no less than a majority of the total number of members. The Board of Directors has power to change the members of any committee at any time, to fill vacancies, and to discharge any committee at any time.

                                  ARTICLE IV

                                   Officers

     4.1 Titles. The officers of the corporation shall be a president, a treasurer, a secretary and such other officers, including a chairman of the Board of Directors, as may, from time to time, be elected or appointed by the Board of Directors. Any two officers may be combined in the same person, and none need be a director.

     4.2 Authority and Duties of Officers. Except as expressly provided in these by-laws, the authority and duties of each officer of this corporation shall be that expressly established from time to time by action of the Board of Directors.

     4.3 Treasurer. The treasurer has custody of all funds, securities, evidences of indebtedness and other valuable documents of the corporation. He shall receive and give, or cause to be given, receipts and acquittances for moneys paid in on account of the corporation, and shall pay out of the funds on hand all just debts of the corporation of whatever nature, when due. He shall enter, or cause to be entered, in books of the corporation to be kept for that purpose, full and accurate accounts of all moneys received and paid out on account of the corporation, and whenever required by the president or the directors, he shall render a statement of his accounts. He shall keep or cause to be kept such books as will show a true record of the expenses, gains, losses, assets and liabilities of the corporation; and he shall perform all of the other duties incident to the office of treasurer. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties and for restoration to the corporation, upon termination of his tenure, of all property of the corporation under his control.

     4.4 Secretary. The secretary shall give, or cause to be given, notice of all meetings of shareholders, directors and committees, and all other notices required by law, or by these by-laws, and in case of his absence or refusal or neglect so to do, such notice may be given by the shareholders or directors upon whose request the meeting is called as provided in these by-laws. He shall record all the proceedings of the meetings of the shareholders, of the directors, and of committees in a book to be kept for that purpose. Except as otherwise determined by the directors, he has charge of the original stock books, transfer books and stock ledgers, and shall act as transfer agent in respect of the stock and other securities issued by the corporation. He has custody of the seal of the corporation, and shall affix it to all instruments requiring it; and he shall perform such other duties as may be assigned to him by the Board of Directors.

                                   ARTICLE V

                                 Capital Stock

     5.1 Certificates of Stock. Certificates of stock, numbered, and with the seal of the corporation affixed, signed by the president or a vice-president and the treasurer or secretary, shall be issued to each shareholder, certifying the number of shares owned by him in the corporation. If the stock certificates are countersigned by a transfer agent and a registrar, the signatures of the corporate officials may be facsimile.

     5.2 Lost Certificates. A new certificate of stock may be issued in place of any certificate theretofore issued by the corporation, alleged to have been lost, stolen, mutilated or destroyed, or mailed and not received, and the directors may in their discretion require the owner of the replaced certificate to give the corporation a bond, unlimited as to stated amount, to indemnify the corporation against any claim which may be made against it on account of the replacement of the certificate or any payment made or other action taken in respect thereof.

     5.3 Transfer of Shares. Shares of stock of the corporation are transferable only in its books, by the holders thereof in person or by their duly authorized attorneys or legal representative, and only after proof of compliance with any restrictions upon their transfer set forth in the Articles of Incorporation, in these By-Laws and in any agreement(s) among the shareholders of this corporation. Upon such transfer, the old certificates shall be surrendered to the person in charge of the stock transfer records, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer, and whenever a transfer is made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer. The Board of Directors may make regulations concerning the transfer of shares, and may in their discretion authorize the transfer of shares from the names of deceased persons whose estates are not administered, upon receipt of such indemnity as they may require.

     5.4 Record Dates. The Board of Directors may fix a record date for determining shareholders of record for any purpose, such date to be not more than sixty days and, if fixed for the purpose of determining shareholders entitled to notice of and to vote at a meeting, not less than ten days, prior to the date of the action for which the date is fixed.

     5.5 Transfer Agents, Registrars. The Board of Directors may appoint and remove one or more transfer agents and registrars for any class of stock. If such appointments are made, the transfer agents shall effect original issuances of stock certificates and transfer of shares, record and advise the corporation and one another of such issuances and transfers, countersign and deliver stock certificates, and keep the stock, transfer and other pertinent records; and the registrars shall prevent over-issues by registering and countersigning all stock certificates issued. A transfer agent and registrar may be identical. The transfer agents and registrars, when covered with the corporation as obligees by an indemnity bond substantially in a form, and issued by a surety company, approved by the corporation's general counsel and providing indemnity unlimited in stated amount, or in form and amount and signed by a surety approved by the Board of Directors, and upon receipt of an appropriate affidavit and indemnity agreement, may (a) countersign, register and deliver, in place of any stock certificate alleged to have been lost, stolen, destroyed or mutilated, or to have been mailed and not received, a replacement certificate for the same number of shares, and make any payment, credit, transfer, issuance, conversion or exchange to which the holder may be entitled in respect of such replaced certificate, without surrender thereof for cancellation, and (b) effect transfers of shares from the names of deceased persons whose estates (not exceeding $1,000 in gross asset value) are not administered.

                                   ARTICLE VI

                            Miscellaneous Provisions

     6.1 Checks, Drafts, Notes. All checks, drafts, other orders for the payment of money, and notes or other evidences of indebtedness, issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall, from time to time, be determined by the Board of Directors.

     6.2 Notice. Whenever any notice is required by these by-laws to be given, personal notice is not meant unless expressly so stated; any notice is sufficient if given by depositing the same in a mail receptacle in a sealed post-paid envelope addressed to the person entitled thereto at his last known address as it appears on the records of the corporation; and such notice is deemed to have been given on the third day after such mailing.

     6.3 Waiver of Notice. Whenever any notice of the time, place or purpose of any meeting of shareholders, directors or committee is required by law, the articles or these by-laws a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting before or after the holding thereof, or actual attendance at the meeting of shareholders in person or by proxy or actual attendance at the meeting of directors or committee in person, is equivalent to the giving of such notice except as otherwise provided by law.

                                  ARTICLE VII

                                  Amendments

     7.1 The shareholders, by affirmative vote of the holders of not less than 66-2/3% of all outstanding shares of the corporation may, at any meeting, amend, alter or waive any of the by-laws.

                                  ARTICLE VIII

                                   Indemnity

     8.1 This corporation shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceedings, whether civil, criminal, administrative or investigative (including any action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another business, foreign or non-profit corporation, partnership, joint venture or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful; provided that in case of actions by or in the right of the corporation, the indemnity shall be limited to expenses (including attorneys' fees, and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expense of litigating the action to conclusion) actually and reasonably incurred in connection with the defense or settlement of such action and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for willful or intentional misconduct in the performance of his duty to the corporation unless and only to the extent that the court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had reasonable cause to believe that his conduct was unlawful.

     8.2 To the extent that a director or officer of a corporation has been successful on the merits or otherwise in defense of any such action, suit or proceedings, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     8.3 Any indemnification under Section 8.1 of this Article (unless ordered by the court) shall be made by the corporation only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceedings, or (2) if such a quorum is not obtainable or a quorum of disinterested directors so directs, by independent legal counsel, or (3) by the shareholders.

     8.4 Expenses incurred in defending such an action, suit or proceeding may be paid by the corporation in advance of the final disposition thereof if authorized by the Board of Directors, without regard to whether participating members thereof are parties to such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article.

     8.5 The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which the person indemnified or obtaining advancement of expenses may be entitled under any by-law, agreement, authorization of shareholders or directors or otherwise, regardless of whether directors authorizing such indemnification are beneficiaries thereof, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his heirs and legal representative.

     8.6 This corporation shall have power to procure insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another business, non-profit or foreign corporation, partnership, joint venture, or other enterprise against any liability asserted against or incurred by him in any such capacity, or arising out of the status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.

                                  CERTIFICATE

     I certify that the foregoing Amended and Restated By-Laws were unanimously
adopted by the shareholders of the corporation on the    day of          , 1999.


                                       -----------------------------

                                       -----------------,Secretary

                                   Exhibit G
                                                                         [FINAL]
                        FOURTH AMENDMENT TO ARTICLES OF
                          PARTNERSHIP IN COMMENDAM OF
                  MERETEL COMMUNICATIONS LIMITED PARTNERSHIP,
                      A LOUISIANA PARTNERSHIP IN COMMENDAM

     THIS FOURTH AMENDMENT made and entered into as of       , 1999 (the "Fourth
Amendment") to the Articles of Partnership in Commendam made and entered into as of July 26, 1999 (the "Articles of Partnership"), as previously amended by the First Amendment thereto made and entered into as of July 26, 1995 (the "First Amendment"), the Second Amendment thereto made and entered into as of July 24, 1996 (the "Second Amendment"), and the Third Amendment thereto made and entered into as of January 21, 1997 (the "Third Amendment") of Meretel Communications Limited Partnership (the "Partnership") by and among Wireless Management Corporation, a Louisiana corporation (the "General Partner"), as General Partner, and EATELCORP, Inc., a Louisiana corporation ("EATEL"), US Unwired, Inc. (successor in interest to Mercury Cellular Telephone Company), a Louisiana corporation ("Unwired"), Fort Bend Telephone Company, a Texas corporation ("Fort Bend"), Meretel Wireless, Inc., a Louisiana corporation ("Meretel"), and XIT Leasing, Inc., a Texas corporation ("XIT"), (each a "Limited Partner" and collectively, the "Limited Partners") provides as follows:

                                    RECITALS

     WHEREAS, pursuant to the Articles of Partnership, the General Partner, EATEL, Unwired, Fort Bend and Meretel formed the Partnership; and

     WHEREAS, pursuant to the First Amendment, the General Partner, EATEL, Unwired, Fort Bend and Meretel amended the Partnership; and

     WHEREAS, pursuant to the Second Amendment, XIT was confirmed as an additional Limited Partner; and

     WHEREAS, pursuant to the Third Amendment, the General Partner, EATEL, Unwired, Fort Bend, Meretel and XIT further amended the Articles of Partnership; and

     WHEREAS, the General Partner and the Limited Partners desire to further amend the Articles of Partnership, as previously amended (the "Amended Articles"), to make the additional amendments as set forth hereinafter.

     NOW, THEREFORE, the General Partner and the Limited Partners do hereby further amend the Amended Articles as follows:

     1. Section 1 of the Amended Articles is hereby amended and restated in its entirety as follows:

           "Section 1. Name; Place of Business; Agents for Service of Process; Tax-Identification Number. The name of the Partnership is Meretel Communications Limited Partnership and its principal place of business is 913 S. Burnside Avenue,

     Gonzales, Louisiana 70737-4258, or such other place or places in the State of Louisiana as the General Partner may hereafter determine. John D. Scanlan and Arthur G. Scanlan, II, are designated as agents for service of process, each having the following address: 913 S. Burnside Avenue, Gonzales, Louisiana 70737-4258. The tax identification number of the
     Partnership is              . "

     2. The definitions of "BTA", "FCC Auction" and "System" are hereby amended in, and the other definitions set forth are hereby added to, Section 2 of the Amended Articles to read in full as follows:

         "Additional Sprint Opportunities" shall mean the opportunity available to a Partner or any Affiliate of a Partner to provide telecommunications products or services, provided by, through or in association with Sprint PCS or Sprint Corp. and utilizing the Sprint brand name, in the BTAs in which the Partnership operates and manages, or has agreed with Sprint PCS or Sprint Corp. to operate and manage, the System.

          "Bona Fide Offer" shall mean an unsolicited offer to purchase or acquire an interest in the Partnership that is (a) in writing, (b) is signed by an offeror which is not an Affiliate of the offeree, (c) sets forth all material terms and conditions of the offer, (d) contains representations and warranties by the offeror that it/he/she is a Person financially capable of carrying out the terms of the offer, and capable of satisfying all applicable obligations under this Agreement, and (e) is in form legally enforceable against the offeror, and binding the offeror to become a Partner and to assume all of the obligations and undertakings of the proposed selling Partner in accordance with the terms of this Agreement.

          "BTA" shall mean the basic trading area for a broadband personal communications service license granted by the FCC.

          "Business Days" shall mean any day other than a day on which banks in the State of Louisiana are authorized or obligated to be closed.

          "Change of Control" shall mean the voluntary or involuntary, direct or indirect, transfer, sale, assignment, gift or other disposition of more than 50% of the power to direct or cause the direction of the management and policies of a Person, firm or entity, whether through the ownership of voting securities, by contract or otherwise; provided, however, that a Change of Control shall not include any such transfer, sale, assignment, gift or other disposition to an Affiliate of the transferor.

          "Closing Date" shall have the meaning set forth in Section 12.3.1.

          "Drag-Along Interest" shall have the meaning set forth in
      Section 11.10.

          "Drag-Along Transaction" shall have the meaning set forth in
      Section 11.10.

          "Expenses" means any and all judgments, damages or penalties with respect to, or amounts paid in settlement of, claims (including, but not limited to negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions, or suits; and any and all taxes (including, without limitation, taxes on any indemnification payments and including interest, additions to tax and penalties), liabilities, obligations, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses).

          "FCC Auction" shall mean the auction conducted and completed by the FCC for the Licences.

          "Long-Term Debt" shall mean, as of any date of determination thereof, the long-term debt of the Partnership as shown on the applicable financial statements of the Partnership in accordance with GAAP.

          "Notice of Withdrawal" shall have the meaning set forth in Section
     12.1.

          "Offer Notice" shall have the meaning set forth in Section 11.7.

          "Offered Interest" shall have the meaning set forth in Section 11.7.

          "Offering Partner" shall have the meaning set forth in Section 11.7.

          "Offer Period" shall have the meaning set forth in Section 11.7.

          "Operating Cash Flow" shall mean, as of any date of determination thereof, the operating cash flow of the Partnership for the specified period as shown on the applicable financial statements of the Partnership in accordance with GAAP.

          "Partnership Property" means all assets of the Partnership, whether real, personal, tangible, or intangible property, including any improvements thereto, goodwill, and all cash.

          "Person" means any individual, partnership (whether general or limited and whether domestic or foreign), limited liability company, corporation, trust, estate, association, custodian, nominee or other entity (including any regulatory or other governmental commission, agency or body).

          "Prime Rate" shall mean the prime rate published by Co-Bank, ACB.

          "Redemption Payments" shall have the meaning set forth in Section 12.3.2.

          "Redemption Price" shall have the meaning set forth in Section 12.2.

          "Releasees" shall have the meaning set forth in Section 12.4.

          "Releasors" shall have the meaning set forth in Section 12.4.

          "Right of First Look" shall have the meaning set forth in Section
     11.8.

          "Right of First Refusal" shall have the meaning set forth in Section 11.7.

          "Sale Notice" shall have the meaning set forth in Section 11.8.1.

          "Shop Period" shall have the meaning set forth in Section 11.8.

          "Shopped Interest" shall have the meaning set forth in Section 11.8.

          "Shopping Notice" shall have the meaning set forth in Section 11.8.

          "Shopping Partner" shall have the meaning set forth in Section 11.8.

          "System" shall refer to the personal communications service system serving all or a portion of the BTAs for which the Partnership has entered or hereafter enters into a contractual relationship with the holder of the broadband personal communications service licenses granted by the FCC for such BTAs pursuant to which the Partnership has or will develop, construct, own and/or lease, operate and/or manage such system.

          "Tag-Along Interest" shall have the meaning set forth in Section
     11.9

          "Tag-Along Transaction" shall have the meaning set forth in
     Section 11.9.

          "Transfer" means, as a noun, any voluntary or involuntary, direct or indirect, transfer, sale, assignment, gift, pledge, hypothecation, encumbrance or other disposition and, as a verb, voluntarily or involuntarily, directly or indirectly, to transfer, sell, assign, give, pledge, hypothecate, encumber or otherwise dispose of an item. With respect to an interest in the Partnership, the term Transfer shall refer to all or any part of the beneficial ownership of, the voting power associated with, or any other interest in, the interest in the Partnership.

          "Withdrawal" shall mean the withdrawal of a Limited Partner from the Partnership pursuant to the delivery of a Notice of Withdrawal pursuant to
     Section 12.1.

          "Withdrawing Partner" shall mean a Limited Partner which withdraws from the Partnership pursuant to Section 12.1.

     Further, and because Meretel is no longer a Limited Partner, the definition of "Limited Partners" is hereby amended to delete the reference to "Meretel" therein."

     3. Section 3.1 of the Amended Articles is hereby amended and restated to read in its entirety as follows:

          "3.1 The business and purpose of the Partnership on and after the date of the Fourth Amendment is to: (i) develop, construct, own and/or lease, operate and manage the System in the Lafayette, Baton Rouge, Hammond, and Biloxi/Gulfport BTAs and in those additional BTAs for which it may hereafter enter into a contractual relationship with the holder of the personal communications service licenses therefor pursuant to which the Partnership is to develop, construct, own and/or lease, operate and/or manage the System; (ii) engage in other activities relating to the System, including without limitation, the sales of personal communications services in the aforesaid BTAs; and (iii) conduct such other activities and businesses which are incidental or necessary to the foregoing."

     4. Section 4 of the Amended Articles is hereby amended and restated to read in its entirety as follows:

          "Section 4. Term. The term of the Partnership shall continue indefinitely until terminated in accordance with the provisions of this Agreement."

     5. Section 5.1 of the Amended Articles is hereby amended and restated to read in its entirety as follows:

          "Through the date of the Fourth Amendment, Wireless Management Corporation, as the General Partner, has contributed capital to the
     Partnership the amount of $            ."

     6. Section 6.1 of the Amended Articles is hereby amended and restated to read in its entirety as follows:

          "Through the date of the Fourth Amendment, each Limited Partner has contributed to the capital of the Partnership the amount set forth opposite its name below:

                                           Capital
                Limited Partner          Contribution
                ---------------          ------------

                EATEL                    $___________
                Unwired                  $___________
                Fort Bend                $___________
                XIT                      $___________
                         Total           $___________"

     7. Section 6.3 of the Amended Articles is hereby amended and restated to read in its entirety as follows:

          On and after the date of the Fourth Amendment, no Partner shall be obligated to make any additional Deferred Capital Contributions. Unwired shall not be permitted to make additional Deferred Capital Contributions which will increase the percentage ownership interest of it and its Affiliates in the Partnership to more than 20% without the express prior written agreement of all the Partners.

     8. Section 8 of the Amended Articles is hereby amended to add the following at the end thereof:

          "As of the date of the Fourth Amendment, the Partners agree that the total number of units owned by each Partner and the percentage ownership interest of each Partner in the Partnership is set forth opposite its name below, subject to adjustment, retroactive to the date of the Fourth Amendment, in accordance with Section 6(c) of that certain agreement dated
      as of September   , 1999, among the General Partner and the Limited
      Partners:


                                                           Percentage
                  Partner             Units Owned      Ownership Interest
                  -------             -----------      ------------------

                  General Partner     ___________           _________%
                  EATEL               ___________           _________%
                  Unwired             ___________           _________%
                  Fort Bend           ___________           _________%
                  XIT                 ___________           _________%
                        Total         ___________              100%"

     9. Section 11.2.2 of the Amended Articles is hereby amended by adding the following at the beginning thereof:

          If the transfer is one to which Sections 11.7, 11.8, 11.9, 11.10 or 12 are inapplicable,

     10. Section 11.4 of the Amended Articles is hereby amended and restated to read in its entirety as follows:

          Except as otherwise permitted pursuant to Section 11.3 above and
          Section 11.7, Section 11.8, Section 11.9, Section 11.10 and Section 12 below, no Transfer of a Unit may be made in any 12-month period if such Transfer when added to all other Transfers of Units which have already taken place in such period would represent 49% or more of the total interest in the Partnership capital and profits (as determined on the dates of the respective Transfers of interest).

     11. Section 11.7 is added to the Amended Articles to read in full as follows:

    11.7 Right of First Refusal. If a Limited Partner (the "Offering Partner") desires to sell or otherwise dispose of all or any portion of the Offering Partner's interest in the Partnership pursuant to a Bona Fide Offer, the Offering Partner shall give written notice (the "Offer Notice") to each of the other Partners transmitting a copy of the Bona Fide Offer. The other Limited Partners shall have the sole and exclusive right (the "Right of First Refusal") for a period of 45 days following the date on which the Offer Notice is given to them (the "Offer Period") to elect to purchase from the Offering Partner, on the same terms and conditions as are set forth in the Bona Fide Offer, all, but not less than all, of the portion of the Offering Partner's interest in the Partnership that is covered by the Offer Notice (the "Offered Interest"). The Right of First Refusal may be exercised by any one or more of the other Limited Partners by written notice given to the Offering Partner, with copies given to the other Partners, prior to the expiration of the Offer Period. In the event that one or more of the other Limited Partners timely elect to exercise the Right of First Refusal, the electing Limited Partners shall purchase the Offered Interest in proportion to the respective interests that they own in the Partnership (disregarding the interests in the Partnership owned by the Offering Partner, the General Partner and any non-electing Limited Partners), unless they otherwise mutually agree. In the event that none of the other Limited Partners timely elect to exercise the Right of First Refusal, the Offering Partner shall be entitled to sell the Offered Interest pursuant to the transaction contemplated by the Bona Fide Offer, subject to the rights and obligations provided below by Section 11.9, Section 11.10, Section 11.11, and Section 11.12. The procedures set forth in this Section 11.7 shall be repeated in the event that there is a material change in the terms and conditions of the Bona Fide Offer, prior to the closing of the sale or other disposition pursuant to the Bona Fide Offer. Should the Bona Fide Offer provide for the payment by the offeror to the Offering Partner of consideration other than cash, the electing Limited Partners shall have the right to pay the fair market value of such consideration in cash.

     12. Section 11.8 is added to the Amended Articles to read in full as follows:

          11.8 Right of First Look. If a Limited Partner (the "Shopping Partner") desires to market (i.e., make an offer to sell or otherwise dispose of or solicit an offer to purchase or otherwise acquire) all or any portion of the Shopping Partner's interest in the Partnership to one or more other Persons prior to receiving a Bona Fide Offer for such interest that the Shopping Partner desires to accept, the Shopping Partner must first offer to sell or otherwise dispose of the portion of the Shopping Partner's interest in the Partnership that the Shopping Partner will market to other Persons to the other Limited Partners by giving written notice to each of the other Partners setting forth the material terms and conditions of the proposed sale transaction (the "Shopping Notice"). The other Limited Partners shall have the sole and exclusive right (the "Right of First Look") for a period of 45 days following the date on which the Shopping Notice is given to them (the "Shop Period") to elect to purchase from the Shopping Partner, on the same terms and conditions as are set forth in the Shopping Notice, all, but not less than all, of the portion of the Shopping Partner's interest in the Partnership that is covered by the Shopping Notice (the "Shopped Interest"). The Right of First Look may be exercised by any one or more of the other Limited Partners by written notice given to the Shopping Partner, with copies given to the other Partners, prior to the expiration of the Shop Period. In the event that one or more of the other Limited Partners timely elect to exercise the Right of First Look, the electing Limited Partners shall purchase the Shopped Interest in proportion to the respective interests that they own in the Partnership (disregarding the interests in the Partnership owned by the Shopping Partner, the General Partner and any non-electing Limited Partners), unless they otherwise mutually agree. In the event that none of the other Limited Partners timely elect to exercise the Right of First Look, the Shopping Partner shall be entitled to market and sell the Shopped Interest to any one or more other Persons on terms and conditions no less favorable to the Shopping Partner than the terms and conditions set forth in the Shopping Notice, subject to the rights and obligations provided below by this Section 11.8, Section 11.9, Section 11.10, Section 11.11,
     and Section 11.12. Should the Shopping Notice provide for the payment to the Shopping Partner of consideration other than cash, the electing Limited Partners shall have the right to pay the fair market value of such consideration in cash.

                11.8.1 Sale Notice. The Shopping Partner shall give each other Partner written notice setting forth the material terms and conditions of any transaction pursuant to which the Shopping Partner proposes to sell all or any portion of the Shopped Interest to one or more other Persons at least 10 days prior to the consummation of such transaction (the "Sale Notice"). In the event that the Shopping Partner attempts or proposes to sell all or any portion of the Shopped Interest to any one or more Persons on terms or conditions that, either individually or collectively, are less favorable to the Shopping Partner than the terms or conditions set forth in the Shopping Notice, the other Limited Partners shall have a Right of First Refusal (exercisable pursuant to terms and conditions comparable to those set forth above in Section 11.7 of this Agreement) to purchase the Shopped Interest on the terms and conditions set forth in the Sale Notice.

                11.8.2 Expiration of Shopping Notice. The Shopping Notice shall expire at the close of business on the last day of the sixth calendar month following the month in which the Shopping Notice is given to the other Partners. In the event that the Shopping Partner has not sold or entered into a binding obligation to sell the Shopped Interest prior to expiration of the Shopping Notice, the procedures set forth in this
          Section 11.8 shall be repeated in the event that the Shopping Partner desires to continue marketing all or any portion of the Shopped Interest.

                11.8.3 Exception From Right of First Refusal. Except as otherwise provided in this Section 11.8, the sale or other disposition of all or any portion of a Partner's interest in the Partnership pursuant to this Section 11.8 shall not be subject to the Right of First Refusal provided above by Section 11.7 of this Agreement.

     13. Section 11.9 is added to the Amended Articles to read in full as follows:

          11.9 Tag-Along Rights. In the event that a sale or other disposition of an Offered Interest or Shopped Interest would constitute a sale or other disposition of 50% or more of the outstanding Units and none of the other Limited Partners has timely elected to exercise the Right of First Refusal or Right of First Look, as applicable, then each other Limited Partner can elect (by written notice given within the Offer Period or Shop Period, as applicable, in accordance with Section 11.7 and Section 11.8, respectively), to participate in the sale or other disposition transaction, and require, as a condition to the closing of the transaction (the "Tag-Along Transaction"), that the proposed purchaser(s) acquire, on the same terms and conditions as is set forth for the Offered Interest in the Bona Fide Offer or as is given to the Shopping Partner for the Shopped Interest, as applicable, a portion of the total interest in the Partnership then held by such other Limited Partner (the "Tag-Along Interest") equal to a fraction thereof, the numerator of which is the interest in the Partnership represented by the Offered Interest or Shopped Interest, as applicable, and the denominator of which is the total interest in the Partnership then held by the Offering Partner or Shopping

     Partner, as applicable (in each case excluding the interest in the Partnership of the General Partner). If any other Limited Partner timely elects to participate in the Tag-Along Transaction, the Offering Partner or Shopping Partner, as applicable, shall not effect the Tag-Along Transaction unless the proposed purchaser(s) agree to acquire all of the Tag-Along Interests on the same terms and conditions as is set forth for the Offered Interest in the Bona Fide Offer or as is given to the Shopping Partner for the Shopped Interest, as applicable.

                11.9.1 Execution of Agreements. In connection with the closing of a Tag-Along Transaction, the other Limited Partners who have timely elected to participate in the transaction shall be obligated to execute such commercially reasonable documents and instruments of conveyance with respect to the Tag-Along Interests as may be necessary or appropriate to confirm and consummate the sale, assignment, and transfer of the Tag-Along Interests to the purchaser(s) in the Tag-Along Transaction, which may include such commercially reasonable and appropriate representations, warranties, and covenants as the Offering Partner or Shopping Partner, as applicable, shall be willing to execute on its behalf.

     14. Section 11.10 is added to the Amended Articles to read in full as follows:

          11.10 Drag-Along Rights. In the event that a sale or other disposition of an Offered Interest of Shopped Interest would constitute a sale or other disposition of 50% or more of the Units and none of the other Limited Partners has timely elected to exercise the Right of First Refusal or Right of First Look, as applicable, the Offering Partner or Shopping Partner, as applicable, can elect (by written notice given to the other Partners within thirty (30) days of the expiration of the Offer Period or Shop Period, as applicable), to require each other Limited Partner, which has not timely elected to participate pursuant to Section 11.9, to participate in the sale or other disposition transaction, and require, as a condition to the closing of the transaction (the "Drag-Along Transaction"), that each such other Limited Partner sell, on the same terms and conditions as is set forth for the Offered Interest in the Bona Fide Offer or as is given to the Shopping Partner for the Shopped Interest, as applicable, a portion of the total interest in the Partnership then held by such other Limited Partners (the "Drag-Along Interest") equal to a fraction thereof, the numerator of which is the interest in the Partnership represented by the Offered Interest or Shopped Interest, as applicable, and the denominator of which is the total interest in the Partnership then held by the Offering Partner or Shopping Partner, as applicable (in each case excluding the interest in the Partnership of the General Partner). Notwithstanding the foregoing, such other Limited Partners shall not be required to participate in the Drag-Along Transaction unless the proposed purchaser(s) agree to acquire all of the Drag-Along Interests on the same terms and conditions as is set forth for the Offered Interest in the Bona Fide Offer or as is given to the Shopping Partner for the Shopped Interest, as applicable.

                11.10.1 Execution of Agreements. In connection with the closing of a Drag-Along Transaction, the other Limited Partners participating in the transaction pursuant to this Section 11.10 shall be obligated to execute such commercially reasonable documents and instruments of conveyance with respect to the Drag-Along Interests as may be necessary or appropriate to confirm and consummate the sale, assignment, and transfer of the Drag-Along Interests to the purchaser(s) in the Drag-Along Transaction, which may include such commercially reasonable and appropriate representations, warranties, and covenants as the Offering Partner or Shopping Partner, as applicable, shall be willing to execute on its behalf.

     15. Section 11.11 is added to the Amended Articles to read in full as follows:

          11.11 Admission Restrictions. A Person acquiring an interest in the Partnership pursuant to this Section 11 shall be admitted to the Partnership as a new Limited Partner only upon (i) the closing of the contemplated transaction in the manner permitted by Section 11.7, Section 11.8, Section 11.9, or Section 11.10, as applicable, and (ii) the satisfaction in fill of the requirements set forth above in Section 11.2.

     16. Section 11.12 is added to the Amended Articles to read in fill as follows:

          11.12 Additional Matters.

          11.12.1 Remedies. In the event that a Limited Partner (including an Offering Partner or Shopping Partner) violates, or attempts to threatens to violate, the requirements of this Section 11, the other Partners shall, to the extent permitted by applicable law, be entitled to (i) obtain injunctive relief, (ii) obtain a decree compelling specific performance, and/or (iii) obtain any other remedy legally allowed to them.

                11.12.2 Transaction Void. If an interest in the Partnership (including an Offered Interest, a Shopped Interest, a Tag-Along Interest, or a Drag-Along Interest) that is covered by this Section 11 is purportedly sold, assigned, transferred or otherwise disposed of in a transaction that is not in compliance with the requirements of this
          Section 11, such purported sale, assignment, transfer or other disposition shall be void and have no force or effect.

                11.12.3 Confidentiality and Non-Disclosure. Each Partner agrees that each Bona Fide Offer, Offer Notice, Shopping Notice, Sale Notice, the information contained in any of the foregoing, and the fact that discussions or negotiations are taking place with respect to transactions which are the subject thereof and the content of such discussions or negotiations (hereinafter the "Confidential Information") received by it or any of its Representatives (as defined below) from any other Partner or any of the Representatives of any other Partner will be kept confidential by it, and will not be disclosed to any Person other than to said Partner's Representatives as permitted hereby or to one or more other Partners or their Representatives, without either the prior written consent of the Partner from which the same was received or as otherwise permitted by this Section 11.12.3. Confidential Information does not include information which is or becomes generally available to the public other than as a result of a disclosure by a Partner or its Representatives in violation of the provisions of this Section
          11.12.3. A Partner may disclose Confidential Information to its directors, officers, employees, attorneys, accountants, lenders and other advisors (the "Representatives") who need to know the Confidential Information, are advised of the provisions of this Section 11.12.3 prior to disclosure of the Confidential Information to any of them, and who agree prior to their receipt of the Confidential Information to comply with the provisions of this Section 11.12.3. Each Partner shall be responsible for any breach of the provisions of this Section 11.12.3 by any of its Representatives. Each Partner agrees that it shall use, and shall cause its Representatives to use, the Confidential Information solely for purposes of exercising the rights of the Partner under this
          Section 11. Each Partner further agrees and acknowledges that a disclosing Partner shall be entitled to injunctive relief for a breach or threatened breach of the provisions of this Section 11.12.3 by any other Partner or the Representatives of any other Partner.

     17. Section 12 of the Amended Articles is hereby renumbered "Section 12.5," and a new heading for Section 12 of the Amended Articles is hereby added to read in full as follows: "Withdrawal and Mandatory Sale of Units."

     18. Section 12.1 is added to the Amended Articles (as further amended above pursuant to Section 17 of this Fourth Amendment) to read in full as follows:

          12.1 Withdrawal. Except as otherwise provided in this Section 11.2, a Limited Partner may withdraw from the Partnership at any time by (i) giving written notice stating the effective date of such withdrawal to the Partnership and to every other Partner at least 180 Business Days prior to such stated effective date ("NOTICE OF WITHDRAWAL") and (ii) complying with the requirements of this Section 12.1. Upon the Withdrawal of a Partner in compliance with the requirements of this Section 12.1, the Partnership shall continue without dissolution, and the Withdrawing Partner shall cease, as of the effective date of the Withdrawal, to be a Partner and shall have no further right to participate in the Partnership's business-- Profits, Losses, or distributions, nor any further rights or interests in or to the Partnership Property (including, without limitation, any cash, accounts receivable, or work in process), but shall have only the rights provided in this Section 12.1, Section 12.2, and Section 12.3.

                12.1.1 Time Restrictions. A Limited Partner may not withdraw from the Partnership at any time prior to the close of business on the later to occur of (i) January 1, 2003, or (ii) the last day of the 24th month following the month in which such Partner becomes a Limited Partner in the Partnership, without the unanimous consent of all other Partners.

                12.1.2 Financial Restrictions. A Partner may withdraw from the Partnership, and a Notice of Withdrawal will be considered effective for purpose of triggering a Withdrawal under this Section 12.1, only if, as of the close of business on the last day of the calendar quarter immediately preceding the calendar quarter in which the Withdrawal is to be effective as specified in the Notice of Withdrawal, the principal amount of the Partnership's Long-Term Debt is no greater than 6 times (i.e., 600%) of the amount of the Partnership's Operating Cash Flow for the four calendar quarters then ended [Long-Term Debt (less than or equal to) (6 x Operating Cash Flow for the four calendar quarters then ended)].

                12.1.3 Required Consents. A Limited Partner may not withdraw from the Partnership unless and until the Partnership has obtained consents from all creditors of the Partnership and other Persons whose consent to the Withdrawal is required in order to avoid having the Withdrawal and payment of the Redemption Price constitute a default under the Partnership's agreements with such creditors and/or other Persons. The General Partner shall use commercially reasonable efforts to obtain all such consents upon receipt of a Notice of Withdrawal.

     19. Section 12.2 is added to the Amended Articles (as further amended above pursuant to Section 17 of this Fourth Amendment) to read in full as follows:

          12.2 Redemption Price. The "REDEMPTION PRICE" shall be the fair market value of the Withdrawing Partner's interest in the Partnership as of the day on which the Notice of Withdrawal is given pursuant to Section 12.1, determined by agreement between the Withdrawing Partner and the General Partner or, if they cannot agree, by arbitration in accordance with the then current rules of the American Arbitration Association, less the amount of any Partnership distributions to the Withdrawing Partner after such day. For this purpose, the fair market value of the interest of the Withdrawing Partner shall be deemed to be the amount the Withdrawing Partner would receive upon dissolution and termination of the Partnership under Section 18, after payment of all debts and liabilities of the Partnership, including all taxes, costs and other expenses associated with the sale of the Partnership's assets, assuming such dissolution or termination were to occur on the date that the Notice of Withdrawal is given pursuant to Section 12.1, and assuming that the assets of the Partnership were to be sold for their then fair market value without compulsion of the Partnership to sell such assets.

     20. Section 12.3 is added to the Amended Articles (as further amended above pursuant to Section 17 of this Fourth Amendment) to read in full as follows:

          12.3 Closing and Payment of the Redemption Price.

                12.3.1 Closing. The closing of the redemption of the Withdrawing Partner's interest in the Partnership to the extent permitted pursuant to Section 12.1 shall occur on the date specified in the Notice of Withdrawal, or on such other day as the Withdrawing Partner and the General Partner mutually agree (the "CLOSING DATE").

                12.3.2 Terms of Payment. At the election of the Partnership, the Redemption Price shall be paid pursuant to either of the following alternative methods (the "REDEMPTION PAYMENTS"): (A) cash on the Closing Date in an amount equal to 80% of the Redemption Price; or
          (B)(i) cash on the Closing Date in an amount equal to 20% of the Redemption Price, and (ii) the issuance by the Partnership of a promissory note for the remaining 80% of the Redemption Price, the terms of which shall (a) require payment in equal annual installments on the next four consecutive anniversaries of the Closing Date, (b) require the accrual of interest on the unpaid portion of the promissory note at the Prime Rate in effect on the Closing Date, compounded semi-annually from the Closing Date, adjusted thereafter on the first day of each January and July, (c) require the payment of all such interest accrued through the date on which each installment under the promissory note is due simultaneously with each such installment,
          (d) provide that the promissory note is unsecured or, at the election of the Withdrawing Partner, secured solely by the portion of the redeemed interest in the Partnership equal to the principal portion of the Redemption Price unpaid (with no voting rights prior to a default under the promissory note), and (e) provide such other commercially reasonable terms and conditions as are customary and appropriate for transactions of this kind. The receipt by the Withdrawing Partner of the Redemption Payments shall be deemed to be payment in full satisfaction of all of the Withdrawing Partner's rights, title and interest pertaining to the redeemed interest in the Partnership.

                12.3.3 Execution of Agreements. On the Closing Date, the Partnership and the Withdrawing Partner shall execute such commercially reasonable documents and instruments of conveyance as may be necessary or appropriate to confirm the redemption of the Withdrawing Partner's interest in the Partnership, and the Withdrawal of the Withdrawing Partner as a Limited Partner as of the Closing Date.

     21. Section 12.4 is added to the Amended Articles (as further amended above pursuant to Section 17 of this Fourth Amendment) to read in full as follows:

           12.4 Exclusive Obligations and Release. The obligations of the Partnership set forth in Section 12.1, Section 12.2, and Section 12.3 shall constitute the entire obligation owed by the Partnership to a Withdrawing Partner, and the Withdrawing Partner shall have no other rights, claims, or interests against or with respect to the Partnership or the remaining Partners in connection with a Withdrawal. Except with respect to such obligations of the Partnership, and except as the Partners and/or the Partnership have otherwise mutually agreed in writing, the Withdrawing Partner, and each of such Withdrawing Partner's heirs, successors, assigns, personal representatives, executors, and attorneys (collectively, the "RELEASORS"), HEREBY RELEASE, ACQUIT, AND FOREVER DISCHARGE the Partnership and the remaining Partners, and their respective officers, directors, agents, employees, heirs, successors, assigns, personal representatives, executors, attorneys, and accountants (collectively, the "RELEASES"), from all Expenses or any other relief, and from all obligations, promises, judgments, contracts or executions of any nature, whether or not now known, accrued or unaccrued, in law or in equity, claims arising under tort, contract or statute that any of the Releasors has or may ever have had against the Releasees arising out of, relating to, or touching upon the Partnership, this Agreement or any agreement executed in connection herewith or with the Partnership, including without limitation (i) any claim relating to any breach of fiduciary duty by any Releasee, (ii) any claim relating to any contravention or failure to comply with this Agreement by any Releasee, or (iii) any other claim, liability, or obligation arising out of, relating to, or touching upon the Partnership, this Agreement or any agreements executed in connection herewith. IT IS THE EXPRESS INTENTION OF THE RELEASORS TO GIVE THE FOREGOING RELEASE NOTWITHSTANDING THE ORDINARY, STRICT, SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY RELEASEE.

     22. Sections 14.8.1 and 14.8.2 of the Amended Articles are hereby amended and restated to read in their entirety as follows:

          "14.8.1 Except as provided in Section 14.8.2(a) with respect to Additional Sprint Opportunities, it is expressly understood that each Partner is entitled to invest its personal assets for its own account and is entitled to conduct its personal affairs and investments without regard to whether they constitute a Partnership "opportunity."

          14.8.2. (a) Except as provided in Section 14.8.2(b) and as to Additional Sprint Opportunities as provided below in this Section 14.8.2(a), a Partner may engage in or possess an interest in any other business or venture of any nature and description, independently or with others, including ones in competition with the Partnership, with no obligation to offer the Partnership or any other Partner the right to participate. With respect to any Additional Sprint Opportunity, each Partner agrees, and shall cause its Affiliates, to make prompt and complete disclosure thereof to the Partnership (subject to the Partnership agreeing to such confidentiality and non-disclosure covenants as may be appropriate under the circumstances) and to permit the Partnership to participate therein (on terms satisfactory to the applicable Sprint entity). The Partnership shall be entitled to participate in any such Additional Sprint Opportunity (on terms satisfactory to the applicable Sprint entity) unless, after its receipt of the required disclosure and such additional information relating thereto as it shall reasonably request, it advises the disclosing Partner or its Affiliate(s), as the case may be, in writing that it is unable or unwilling to participate or it fails to respond within such time period as is reasonable under the circumstances. Neither the Partnership nor its Partners shall have by virtue of this Agreement any right in any independent venture of a Partner or any of its Affiliates or the income or profits therefrom other than an Additional Sprint Opportunity for which a Partner has breached its obligations under this Section 14.8.2(a).

          (b) Each Partner agrees it shall not, and agrees that it shall cause its Affiliates not to, possess an ownership, revenue sharing or similar participating interest greater than 1% in, engage in or provide managerial or marketing services to any other Wireless Communications business or venture that competes with (A) the Partnership in the geographical areas of the following BTAs for which the Partnership is operating or intends to operate the System: Lafayette, Baton Rouge, and Hammond, Louisiana, and Biloxi/Gulfport, Mississippi, or (B) the cellular communications business owned by Unwired in the Lake Charles, Louisiana, metropolitan statistical area (as such geographic area existed as of July 26, 1995) until the earliest of (o) the date that Unwired is no longer an affiliate of Sprint PCS for such geographic area, (p) the date of a Change of Control of Sprint PCS and the consent of Sprint PCS or its successor to the competition otherwise prohibited hereby, or (q) the date of a Change of Control of Unwired. For purposes of this Section 14.8.2(b), "Wireless Communications" shall mean symmetrical two-way voice and data wireless communications, including without limitation, broadband personal communications services, cellular communications services and enhanced mobile radio communications services. Wireless Communications shall not include Local Multipoint Distribution Systems. Each Partner shall be responsible for assuring compliance by its Affiliates with the restrictions on competition of this
     Section 14.8.2(b). The restrictions on competition by the Partners and their respective

     Affiliates pursuant to this Section 14.8.2(b) shall (y) not apply to any non-Wireless Communications businesses or ventures of a Partner or any Affiliate thereof, and (z) shall be applicable to each Partner while such Partner continues as a Partner of the Partnership and for a two (2) year period thereafter. Notwithstanding the foregoing provisions of this Section 14.8.2(b), should any Partner or any Affiliate thereof merge with or be merged into, consolidate with, exchange shares with, purchase or otherwise acquire from or be purchased or otherwise acquired by another entity and, as a consequence thereof, the restrictions of this Section 14.8.2(b) are violated, the Partner, Affiliate, surviving entity or purchasing entity, as the case may be, shall have twelve (12) months after the consummation of such transaction within which to dispose of the Wireless Communications business or venture that is causing such violation and shall not be deemed to have violated the restrictions of this Section 14.8.2(b) unless it has failed to complete such disposal within such twelve (12) month period. In addition, it is understood and agreed that the customers of the Partnership and all information obtained by the Partnership relating to such customers, including without limitation their names, account numbers, telephone numbers, addresses, and all customer proprietary network information and subscriber list information, as such terms are defined in Section 222(f) of the Communications Act of 1934, as amended (47 USC (S) 222(f)), regarding such customers, are owned exclusively by the Partnership and, except for such information relating to such customers which is otherwise publicly available, no disclosure or use shall be made thereof by any Partner or any Affiliate of any Partner for any purposes other than on behalf of and for the benefit of the Partnership without the express prior consent of the General Partner."

          (c) Each Partner agrees that the remedy at law for any breach by it or its Affiliates of Section 14.8.2(a) or (b) will be inadequate and that the Partnership shall be entitled to injunctive relief.

     23. Section 15.2 of the Amended Articles is hereby amended to delete the reference to "85%" therein to substitute the following in lieu thereof: "90% with respect to Sections 15.2.1, 15.2.3 and 15.2.5, and 66-2/3% with respect to Sections 15.2.2 and 15.2.4.

     24. Section 16.1 of the Amended Articles is hereby amended to change the reference to "85%" therein to "66-2/3%".

     25. Section 16.4 of the Amended Articles is hereby amended to change the reference to "First National Bank of Commerce" therein to "Bank One, N.A.".

     26. Section 16.5 of the Amended Articles is hereby amended to delete the word "Mercury" therefrom.

     27. Section 18.1.2 of the Amended Articles is hereby amended to change the reference to "85%" therein to "66-2/3%".

     28. Section 21.4 of the Amended Articles is hereby amended and restated to read in its entirety as follows:

          21.4 Notices. All notices, requests, demands, claims, and other communications pertaining to these Amended Articles ("NOTICES") must be in writing, must be sent to the addressee at the address set forth in this Section, or at such other address as the addressee has designated by a Notice given in the manner set forth in this Section, and must be sent by telegram, telex, facsimile, electronic mail, courier, or prepaid, certified U.S. mail. Notices will be deemed given when received, if sent by telegram, telex, electronic mail or facsimile, and if received between the hours of 8:00 a.m. and 5:00 p.m., local time of the destination address, on a Business Day (with confirmation of completed transmission sufficing as prima facie evidence of receipt of a notice sent by telex, telecopy, electronic mail, or facsimile), and when delivered and receipted for (or when attempted delivery is refused at the address where sent) if sent by courier or by certified U.S. mail. Notices sent by telegram, telex, electronic mail, or facsimile and received between 12:01 a.m. and 7:59 a.m., local time of the destination address, on a business day will be deemed given at 8:00 a.m. on that same day. Notices sent by telegram, telex, electronic mail, or facsimile and received at a time other than between the hours of 12:01 a.m. and 5:00 p.m., local time of the destination address, on a business day will be deemed given at 8:00 a.m. on the next following Business Day after the day of receipt. The addresses for Notice are as follows:

     If to the Partnership:     Meretel Communications Limited Partnership
                                Wireless Management Corporation, General Partner
                                c/o Fort Bend Communication Companies, Inc.
                                1260 Pin Oak Road
                                Katy, Texas 77493
                                Telephone No.: (281) 396-5796
                                Facsimile No.: (281) 396-5524
                                Attention: George V. Head, President

     If to EATEL:               EATELCORP., Inc.
                                913 South Burnside Ave
                                Gonzales, Louisiana 70737
                                Telephone No.: (225) 621-4231
                                Facsimile No.: (225) 644-8566
                                Attention: John Scanlan, Executive President

     If to Unwired:             US Unwired, Inc.
                                Suite 1900
                                One Lakeshore Drive
                                Lake Charles, Louisiana 70629
                                Telephone No.: (318) 436-9000
                                Facsimile No.: (318) 497-3479
                                Attention: Thomas G. Henning

     If to Fort Bend:           Fort Bend Telephone Company
                                1260 Pin Oak Road
                                Katy, Texas 77493
                                Telephone No.: (281) 396-5796
                                Facsimile No.: (281) 396-5524

                                Attention: George V. Head

     If to XIT:                 XIT Leasing, Inc.
                                314 W. Texas Street
                                Brazoria, Texas 77422
                                Telephone: (409)798-2121
                                Facsimile No.: (409)798-3005
                                Attention: Gilbert Rasco

     If to the General Partner: To each of EATEL, Unwired and Fort Bend at the addresses, and to the attention of the persons, set forth in this Section 21.4

     29. Section 21.10 is added to the Amended Articles to read in full as follows:

          "21.10 Dispute Resolution Procedures.

          21.10.1 Agreement to Use Procedure. The Partners have entered into these Amended Articles in good faith and in the belief that it is mutually advantageous to them. It is with that same spirit of cooperation that they pledge to attempt to resolve any dispute amicably without the necessity of litigation. Accordingly, if a dispute arises between them relating to these Amended Articles (a "DISPUTE"), they will first utilize the procedures specified in this Section 21.10 (the "PROCEDURE") prior to the commencement of any legal action; provided, however, that the use of this Procedure shall not be required prior to seeking and obtaining either a temporary restraining order or preliminary injunction pursuant to
                  Section 11.12.3 or Section 14.8.2(c) of these Amended Articles (but shall be required prior to seeking and obtaining a permanent injunction pursuant to Section 11.12.3 or Section 14.8.2(c) so long as any temporary restraining order or preliminary injunction remains in effect).

          21.10.2 Initiation of Procedure. The Partner(s) seeking to initiate the Procedure (the "INITIATING PARTY") shall give written notice to the other Partner(s) setting forth a general description of the nature of the Dispute, the Initiating Party's claim for relief, and the identity of one or more individuals with authority to settle the Dispute on behalf of the Initiating Party. The Partner(s) receiving such notice (the "RESPONDING PARTY") shall have five business days within which to designate by written notice to the Initiating Party one or more individuals with authority to settle the Dispute on behalf of the Responding Party. The individuals so designated by the Initiating Party and the Responding Party shall be known as the "AUTHORIZED INDIVIDUALS."

          21.10.3 Direct Negotiations. The Authorized Individuals shall be entitled to make such investigation of the Dispute as they deem appropriate, but agree to promptly, and in no event later than thirty (30) days from the date of the Initiating Party's written notice, meet to discuss in good faith a resolution of the Dispute. The Authorized Individuals shall meet at such times and places and with such frequency as they may agree. If the Dispute has not been resolved within thirty (30) days from the date of their initial meeting, the Initiating Party and the Responding Party shall cease direct negotiations and shall submit the Dispute to mediation in accordance with the following provisions of this Section 21.10.

          21.10.4 Selection of Mediator. After direct negotiations have ceased, the Authorized Individuals shall work together in good faith to select one qualified attorney-mediator not afliated with any of the Partners. If the Authorized Individuals are not able to agree on a mediator within five (5) business days from the date they cease direct negotiations, the Initiating Party and the Responding Party each shall select a mediator (collectively, the "PRELIMINARY MEDIATORS"). The Preliminary Mediators shall in turn select another mediator to alone preside over the mediation of the Dispute.

          21.10.5 Time and Place for Mediation. In consultation with the mediator selected, the Initiating Party and the Responding Party shall promptly designate a mutually convenient time and place for the mediation, and unless circumstances require otherwise, such time to be not later than forty-five (45) days after selection of the mediator.

          21.10.6 Exchange of Information. In the event any Partner which is a party to the mediation has substantial need for information in the possession of another Partner which is a party to the mediation in order to prepare for the mediation, all such Partners shall attempt in good faith to agree on procedures for the expeditious exchange of such information. If no agreement is reached in this regard, the mediator shall decide on the appropriate procedures.

          21.10.7 Summary of Views. At least seven (7) days prior to the first scheduled session of the mediation, each Partner which is a party to the mediation shall deliver to the mediator and to the other Partner(s) which is a party to the mediation a concise written summary of the facts concerning the matter in Dispute, and such other matters required by the mediator. The mediator may also request, as the mediator determines is appropriate, that a confidential issue paper be submitted by each such Partner to the mediator.

          21.10.8 Partners to be Represented. In the mediation, each Partner which is a party to the mediation shall be represented by an Authorized Individual and may be represented by counsel. In addition, each such Partner may, with permission of the mediator, bring such additional persons as needed to respond to questions, contribute information and participate in negotiations.

          21.10.9 Conduct of Mediation. The mediator shall determine the format for the meetings, designed to assure that both the mediator and the Authorized Individuals have an opportunity to hear an oral presentation of each Partner's views on the matter in dispute, and that the Authorized Individuals attempt to negotiate a resolution of the matter in dispute, with or without the assistance of counsel or others, but with the assistance of the mediator. To this end, the mediator is authorized to conduct both joint meetings and separate private caucuses with such Partners. The mediation session shall be private, and all information and statements shall remain confidential. The mediator will keep confidential all information learned in is private caucus with any Partner unless specifically authorized by such Partner to make disclosure of the information to the other Partner. The Partners shall keep confidential all, and shall not use for any other purpose any, information and statements obtained or made in the course of the mediation process. The Partners hereby agree to sign a document agreeing that the mediator shall be governed by the provisions of Chapter 154 of the Texas Remedies and Practice Code or comparable Louisiana statute, and such other rules as the mediator shall prescribe. The Partners which are parties to the mediation commit to participate in the proceedings in good faith with the intention of resolving the Dispute if at all possible.

          21.10.10 Termination of Procedure. The Initiating Party and the Responding Party agree to participate in the mediation procedure to its conclusion. The mediation shall be terminated (i) by the execution of a settlement agreement by the Initiating Party and the Responding Party, (ii) by a declaration of the mediator that the mediation is terminated, or (iii) by a written declaration of a Partner to the effect that the mediation process is terminated at the conclusion of one full day's mediation session. Even if the mediation is terminated without a resolution of the Dispute, the Initiating Party and the Responding Party agree not to terminate negotiations and not to commence any legal action or seek other remedies prior to the expiration of five (5) days following the mediation. Notwithstanding the foregoing, any Partner may commence litigation within such five (5) day period if litigation could be barred by an applicable statute of limitations or in order to request an injunction to prevent irreparable harm.

          21.10.11 Fees of Mediator: Disqualification. The fees and expenses of the mediator shall be shared equally by the Initiating Party and the Responding Party. The mediator shall be disqualified as a witness, consultant, expert or counsel for any Partner with respect to the Dispute and any related matters.

          21.10.12 Confidentiality. Mediation is a compromise negotiation for purposes of the Federal and State Rules of Evidence and constitutes privileged communication under Texas and Louisiana law. The entire mediation process is confidential, and no stenographic, visual or audio record shall be made. All conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the mediation by any Partner, its agents, employees, representatives or other invitees and by the mediator are confidential and shall, in addition and where appropriate, be deemed to be privileged. Such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible for any purposes, including impeachment, in any litigation or other proceeding involving the Partners, and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative of any of the Partners; provided, however, that evidence otherwise discoverable or admissible is not excluded from discovery or admission as a result of its use in the mediation."

     30. As amended by this Fourth Amendment, the Amended Articles shall remain in full force and effect by and among the General Partner and the Limited Partners.

     31. Capitalized terms used herein shall have the meanings ascribed to them in the Amended Articles unless otherwise expressly defined herein.

     32. This Fourth Amendment may be executed in several counterparts and all so executed shall constitute one Fourth Amendment, binding on all of the Partners hereto, notwithstanding that all of the Partners are not signatory to the original or the same counterpart.

     WHEREFORE, the General Partner and the Limited Partners have executed this Fourth Amendment to be effective as of the date first set forth above.

                                GENERAL PARTNER:

                                WIRELESS MANAGEMENT CORPORATION

                                By:_____________________________

                                       Name:____________________

                                       Title:___________________

                                LIMITED PARTNERS:

                                EATELCORP, INC.

                                By:_____________________________

                                       Name:____________________

                                       Title:___________________


                                US UNWIRED, INC.

                                By:_____________________________

                                       Name:____________________

                                       Title:___________________


                                FORT BEND TELEPHONE COMPANY

                                By:_____________________________

                                       Name:____________________

                                       Title:___________________


                                MERETEL WIRELESS, INC., appearing herein to confirm its complete withdrawal from the Partnership

                                By:_____________________________

                                       Name:____________________

                                       Title:___________________


                                XIT LEASING, INC.

                                By:_____________________________

                                       Name:____________________

                                       Title:___________________

                                   Exhibit H

                  NONCOMPETITION AND CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT dated October , 1999, ("Agreement") by and between Texas Unwired ("Newco") on the one hand, and Wireless Management Corporation ("Wireless"), Meretel Communications Limited Partnership ("Meretel") and EATELCORP, Inc. ("EATEL") on the other hand. Wireless, Meretel and EATEL are collectively referred to herein as the "Meretel Parties."

                                    RECITALS
     Newco is a partnership owned by US Unwired Inc. ("Unwired"), Fort Bend Telephone Company ("Fort Bend") and XIT Leasing, Inc. ("XIT");

     Pursuant to that certain Agreement entitled "Omnibus Agreement" concerning the relationship between the partners in Meretel, it is a condition to the closing of such Omnibus Agreement that the parties hereto enter into this Agreement;

     NOW THEREFORE, as an inducement for Meretel to distribute to US Unwired, Inc., Fort Bend Telephone Company and XIT Leasing, Inc., or affiliates thereof (the "Newco Partners") the customers of Meretel (the "Customers") in the Beaumont and Lufkin, Texas Basic Trading Areas (the "BTAs") and other assets of Meretel in the BTA's as identified in that certain Distribution Agreement between Meretel and the Newco Partners of even date herewith, and for the Newco Partners to contribute such Customers and assets to Newco, all as provided for in the Omnibus Agreement, and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


     1. Defined Terms. As used in this Agreement, the following terms shall, unless expressly provided otherwise and whether or not capitalized, have the meanings specified in this Section 1. Such terms shall be deemed to refer to the singular, plural, masculine, feminine or neuter, as the context requires.

         1.1 "Agreement" means this Agreement, as originally executed on the date hereof and as the same may be amended, modified and supplemented from time to time.

         1.2 "Affiliate" of a Person means (i) any officer, partner, director or controlling shareholder of such Person; (ii) any Person controlling, controlled by or under common control with any Person described in (i) above; (iii) any officer, director, trustee or general partner of any Person described in (ii) above; and (iv) any Person who is a member, other than as a limited partner, with any Person described in (i) and (ii) above in a relationship of a joint venture, general partnership or similar form of unincorporated business association. For purposes of this definition, the term "control" shall also mean the control or ownership of 10% or more of the beneficial interest in the Person referred to.

         1.3 "Business" means that of (i) developing, constructing, owning and/or leasing, operating and managing the personal communication system (the "System") in the BTAs. and (ii) the sale of personal communications services in the BTAs.

         1.4 "Control" (or the verb form "Controlled"). A Person shall be deemed to control another Person when such controlling Person has the power, directly or indirectly, to cause the direction of the management or policies of such other Person, whether through the ownership of voting securities, by contract, agency or otherwise.

         1.5 "Person" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

     2. Nondisclosure. Meretel has delivered, or is delivering concurrently herewith, to the Newco Partners for delivery to Newco, all information in its possession relating to the Customers, including without limitation their names, account numbers and addresses, and all customer proprietary network information and subscriber list information, as such terms are defined in Section 222(f) of the Communications Act of 1934, as amended (47 USC (S) 222(f)), regarding such Customers (the "Information"). Except as set forth in paragraph 5 hereof, and except for such Information that is or becomes other than in breach of this Agreement otherwise publicly available, each of the Meretel Parties agrees that it will not, without first obtaining Newco's written consent, disclose to any other person, firm or enterprise, or use for its benefit, any of such Information.

     3.  Noncompete.

          3.1 Each of the Meretel Parties hereby agrees that, except as set forth in paragraph 5 hereof, it will not possess an ownership, revenue sharing or similar participating interest greater than 1% in, engage in or provide managerial or marketing services to any other Wireless Communications business or venture that competes with Newco in the geographical areas of the BTAs. For purposes of this paragraph, "Wireless Communications" shall mean symmetrical two-way voice and data wireless communications, including without limitation, broadband personal communications services, cellular communications services and enhanced mobile radio communications services. Wireless Communications shall not include Local Multipoint Distribution Systems. Each Meretel Party shall be responsible for assuring compliance by its Affiliates with the restrictions on competition of this paragraph.

          3.2 The restrictions on competition pursuant to this Section shall not apply to (a) any non-Wireless Communications businesses or ventures of a Meretel Party or any Affiliate thereof, and (b) EATEL or any Affiliate thereof after the second anniversary of the date of this Agreement.

          3.3 Notwithstanding the foregoing provisions of this Section, should any Meretel Party or any Affiliate thereof merge with or be merged into, consolidate with, exchange shares with, purchase or otherwise acquire from or be purchased or otherwise acquired by another entity and, as a consequence thereof, the restrictions of this Section are violated, the Meretel Party, Affiliate, surviving entity or purchasing entity, as the case may be, shall have twelve
(12) months after the consummation of such transaction within which to dispose of the Wireless Communications business or venture that is causing such violation and shall not be deemed to have violated the restrictions of this Section unless it has failed to complete such disposal within such twelve (12) month period.

     4. Injunctive Relief. Each of the Meretel Parties agrees that a remedy at law for any breach by it of this Agreement will be inadequate and that Newco shall be entitled to injunctive relief.

     5. Permissible Activity. Nothing contained in this Agreement shall limit the right of EATEL of any Affiliate of EATEL as permitted by Sprint PCS to be a "Related Bundler" in the BTAs as such term is defined by Sprint PCS.

     6. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the Parties, their respective heirs, personal representatives, successors and assigns.

     7. Severability and Other Restrictions. It is the intention of the Parties that activities be restricted only to the extent necessary for the protection of legitimate business interests of Newco. Thus, the provisions of this Agreement shall, to the fullest extent permissible under the law and public policy, be enforced by the courts of each state and jurisdiction in which enforcement is sought, and the unenforceability (or the modification necessary to conform the covenants contained herein with such law and public policy) of any part hereof shall not be deemed to render unenforceable any other part hereof. Accordingly, if any part of this Agreement shall be adjudicated to be invalid or unenforceable, whether in its entirety or as modified as to duration, territory, or otherwise, then such part shall be deemed deleted or amended, as the case may be, in order to render the remainder hereof valid and enforceable. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof. This Agreement shall not supersede or be in lieu of any other agreement restricting activities referenced herein but shall be in addition to any such other restrictions.

     8. Acknowledgment. rent. Each of the Meretel Parties hereby acknowledges and recognizes the following:

          (a) This Agreement is necessary for the protection of the legitimate business interests of Newco;

          (b) The scope of this Agreement in time, geography and types and limitations of activities restricted is reasonable; and

          (c) It does not have any intention of competing with Newco in a manner and within the area and the time limits set forth herein.

     9. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana without regard to its conflicts of laws provisions.

     10. No Waiver or Modification. No waiver or modification of this Agreement shall be valid unless in writing and duly authorized and signed by the party to be charged with such waiver or modification.

     11. Dispute Resolution Procedures.

          (a) Agreement to Use Procedure. The parties have entered into this Agreement in good faith and in the belief that it is mutually advantageous to them. It is with that same spirit of cooperation that they pledge to attempt to resolve any dispute amicably without the necessity of litigation. Accordingly, if a dispute arises between them relating to this Agreement (a "Dispute"), they will first utilize the procedures specified in this Section 11 (the "Procedure") prior to the commencement of any legal action; provided, however, that the use of this Procedure shall not be required prior to seeking and obtaining either a temporary restraining order or preliminary injunction pursuant to Section 4 of this Agreement (but shall be required prior to seeking and obtaining a permanent injunction pursuant to Section 4 so long as any temporary restraining order or preliminary injunction remains in effect).

          (b) Initiation of Procedure. The party seeking to initiate the Procedure (the "Initiating Party") shall give written notice to the other party setting forth a general description of the nature of the Dispute, the Initiating Party's claim for relief, and the identity of one or more individuals with authority to settle the Dispute on behalf of the Initiating Party. The party receiving such notice (the "Responding Party") shall have five business days within which to designate by written notice to the Initiating Party one or more individuals with authority to settle the Dispute on behalf of the Responding Party. The individuals so designated by the Initiating Party and the Responding Party shall be known as the "Authorized Individuals."

         (c) Direct Negotiations. The Authorized Individuals shall be entitled to make such investigation of the Dispute as they deem appropriate, but agree to promptly, and in no event later than 30 days from the date of the Initiating Party's written notice, meet to discuss in good faith a resolution of the Dispute. The Authorized Individuals shall meet at such times and places and with such frequency as they may agree. If the Dispute has not been resolved within 30 days from the date of their initial meeting, the parties shall cease direct negotiations and shall submit the Dispute to mediation in accordance with the following provisions of this Section 11.

          (d) Selection of Mediator. After direct negotiations have ceased, the Authorized Individuals shall work together in good faith to select one qualified attorney-mediator not affiliated with any of the parties. If the Authorized Individuals are not able to agree on a mediator within five business days from the date they cease direct negotiations, the Initiating Party and the Responding Party each shall select a mediator (collectively, the "Preliminary Mediators"). The Preliminary Mediators shall in turn select another mediator to alone preside over the mediation of the Dispute.

          (e) Time and Place for Mediation. In consultation with the mediator selected, the parties shall promptly designate a mutually convenient time and place for the mediation, and unless circumstances require otherwise, such time to be not later than 45 days after selection of the mediator.

          (f) Exchange of Information. In the event any party to this Agreement has substantial need for information in the possession of another party to this Agreement in order to prepare for the mediation, all parties shall attempt in good faith to agree on procedures for the expeditious exchange of such information. If no agreement is reached in this regard, the mediator shall decide on the appropriate procedures.

          (g) Summary of Views. At least seven days prior to the first scheduled session of the mediation, each party shall deliver to the mediator and to the other party a concise written summary of the facts concerning the matter in Dispute, and such other matters required by the mediator. The mediator may also request, as the mediator determines is appropriate, that a confidential issue paper be submitted by each party to the mediator.

          (h) Parties to be Represented. In the mediation, each party shall be represented by an Authorized Individual and may be represented by counsel. In addition, each party may, with permission of the mediator, bring such additional persons as needed to respond to questions, contribute information and participate in the negotiations.

          (i) Conduct of Mediation: The mediator shall determine the format for the meetings, designed to assure that both the mediator and the Authorized Individuals have an opportunity to hear an oral presentation of each party's views on the matter in dispute, and that the authorized parties attempt to negotiate a resolution of the matter in dispute, with or without the assistance of counsel or others, but with the assistance of the mediator. To this end, the mediator is authorized to conduct both joint meetings and separate private caucuses with the parties. The mediation session shall be private, and all information and statements shall remain confidential. The mediator will keep confidential all information learned in private caucus with any party unless specifically authorized by such party to make disclosure of the information to the other party. The parties shall keep confidential, and shall not use for any other purpose, all information and statements obtained or made in the course of the mediation process.

The parties hereby agree to sign a document agreeing that the mediator shall be governed by such rules as the mediator shall prescribe. The parties commit to participate in the proceedings in good faith with the intention of resolving the Dispute if at all possible.

          (j) Termination of Procedure. The parties agree to participate in the mediation procedure to its conclusion. The mediation shall be terminated (i) by the execution of a settlement agreement by the parties, (ii) by a declaration of the mediator that the mediation is terminated, or (iii) by a written declaration of a party to the effect that the mediation process is terminated at the conclusion of one full day's mediation session. Even if the mediation is terminated without a resolution of the Dispute, the parties agree not to terminate negotiations and not to commence any legal action or seek other remedies prior to the expiration of five days following the mediation. Notwithstanding the foregoing, any party may commence litigation within such five day period if litigation could be barred by an applicable statute of limitations or in order to perpetuate an injunction.

          (k) Fees of Mediator, Disqualification. The fees and expenses of the mediator shall be shared equally by the parties. The mediator shall be disqualified as a witness, consultant, expert or counsel for any party with respect to the Dispute and any related matters.

          (1) Confidentiality. Mediation is a compromise negotiation for purposes of the Federal and State Rules of Evidence and constitutes privileged communication under Texas and Louisiana law. The entire mediation process is confidential, and no stenographic, visual or audio record shall be made. All conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the mediation by any party, their agents, employees, representatives or other invitees and by the mediator are confidential and shall, in addition and where appropriate, be deemed to be privileged. Such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible for any purposes, including impeachment, in any litigation or other proceeding involving the parties, and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative of any of the parties; provided, however, that evidence otherwise discoverable or admissible is not excluded from discovery or admission as a result of its use in the mediation.

      12. Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this

Agreement.
                                EATELCORP, INC.

                                By:_____________________________

                                Newco
                                By: U.S. Unwired, Inc., a General Partner

                                By:_____________________________



                                Wireless Management Corporation

                                By:_____________________________

                                Meretel Communications Limited Partnership
                                By:  Wireless Management Corporation, its
                                     General Partner

                                By:_____________________________

                                   Exhibit I
Omnibus provisions:

"Unwired is hereby provided notice that Meretel no longer requires Unwired's services as described in the timelines below:

As of November 1, 1999, Management, Accounting and Finance, Marketing and all other miscellaneous management services are no longer required from Unwired. It is Meretel's intent to use September and October as transition periods, culminating in Meretel publishing October financials. Meretel agrees to continue to pay Unwired $100,000. per month for September and October. Should management services be requested from Unwired for time periods subsequent to 11-1-99, the parties will negotiate applicable rates.

Meretel intends that, no later than December 1, 1999, that the transition of all customer care services from Unwired be completed. Customer care services will continue to be billed at the current rate of 52.15 per subscriber for September, October and November for all subscribers. Should Meretel elect to continue utilization of Unwired customer Care services for an additional 60 days (i.e. until 01-31-00), the rate will increase to $3.00 per subscriber for all subscribers. Although Customer care services are rendered, no additional management fees are applicable during the period 11-1-99 to 01-31-00. Should Customer care services be requested from Unwired for time periods subsequent to 01-31-00, the parties will negotiate applicable rates. Billing requirements and applicable rates will be mutually determined subsequent to the Omnibus Agreement, but no later than Septemberl 7, 1999.

Should Meretel require additional time to satisfactorily complete the transition of customer care and billing, Unwired will continue to provide such services until January 31, 2000 at the rate set forth above. Unwired will be informed, in writing, no later than November 1, 1999 should the additional 60 days be required.

The dates referenced are subject to Sprint PCS requirements that a) are not yet known, and b) may be imposed on Meretel."